UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

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Fiscal Year 2026 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF SHAREHOLDERS THE J.M. SMUCKER Co

June 26, 2026

Dear Fellow Shareholders,

As a shareholder in our Company, you are an important partner in our continued success. We are pleased to invite you to attend our Annual Meeting of Shareholders on Wednesday, August 12, 2026. The meeting will be held virtually at 1:00 p.m. Eastern Time.

Our strong fiscal year 2026 performance reflects continued progress on our strategy and our ability to adapt to deliver the business. As consumer behaviors have evolved, we have strategically transformed our portfolio to meet their needs. We have benefited from this transformation as we have grown into an industry leader — with a portfolio of leading and iconic brands and higher-growth brands across the attractive categories of coffee, snacking, and pet — and are well positioned to achieve continued success.

Fiscal Year 2026 Performance Summary

Total net sales of $9.1 billion, an increase of 4 percent versus the prior year;

Adjusted earnings per share was $9.15*, a decrease of 10 percent versus the prior year;

Free cash flow was $1.2 billion*, an increase of $339.6 million versus the prior year; and

Return of cash to shareholders through dividends was $464.7 million.

As we enter fiscal year 2027, we are uniquely positioned in attractive categories with a portfolio that spans leading, iconic brands as well as high growth brands. We are focused on maintaining the momentum of our portfolio while driving profitability and earnings growth across the Company. With brands consumers love, world-class capabilities, strong leadership, and a talented and passionate workforce, I am confident in our ability to deliver on these goals.

Delivering on Our Purpose

In addition to reflecting on our financial performance, the end of the fiscal year encourages us to consider how we have delivered on our Purpose — Feeding Connections That Help Us Thrive, Life Tastes Better Together.

We remain unwavering in our commitment to supporting all those who count on our business and have made meaningful progress on these efforts in the past year. In fiscal year 2026, we donated more than $9 million in financial, product and asset donations to key partners, including Feeding America®, Greater Good Charities, United Way®, and American Red Cross®, to aid the communities where we live and work. We also collaborated with strategic partners across our businesses to maintain our commitment to ethical and responsible sourcing. And we introduced our evolved environmental impact objectives, centered on our commitment to responsible packaging, efficient operations, and a sustainable supply chain, reflecting our continued dedication to supporting a thriving planet.

Recent Board Activity

During fiscal year 2026, we announced the election of Woo-Sung (Bruce) Chung, Executive Vice President and Chief Financial Officer of NRG Energy, Inc., and David Singer, retired Chief Executive Officer of Snyder’s-Lance, Inc., to our Board of Directors. We are fortunate to have tremendous talent and expertise across our Board to support the Company’s continued progress in executing our strategy. Bruce and David have been tremendous additions to our already strong Board, and I am excited to continue to work with all our directors to advance our organization in fiscal year 2027.

Fiscal Year 2027

In fiscal year 2027, we will build on our strong foundation and focus on realizing the full potential of our business, guided by three clear priorities: drive organic growth, improve margin and profitability, and harness a bold enterprise mindset.

As we look ahead to fiscal year 2027, we do so with enthusiasm and focus. We are well positioned to achieve our goals of maintaining the momentum of our portfolio, improving profitability, and delivering earnings growth. Achieving these objectives will support our commitment to long-term growth and shareholder value.

Thank you for your continued support of our Company.

Sincerely,

Mark T. Smucker | Chief Executive Officer, President and Chair of the Board

*	See Appendix A for a reconciliation of financial measures presented under generally accepted accounting principles in the United States (“GAAP”) to non-GAAP financial measures.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 12, 2026

This Proxy Statement and the 2026 Annual Report are available at www.proxyvote.com

NOTICE OF

2026 ANNUAL MEETING OF SHAREHOLDERS

After careful consideration, the Board of Directors (the “Board”) of The J. M. Smucker Company (the “Company,” “we,” “us,” or “our”) has decided to hold the 2026 Annual Meeting of Shareholders (the “Annual Meeting of Shareholders” or the “Annual Meeting”) exclusively online, via a live audio-only webcast, in order to continue to provide expanded access, improved communication, and cost savings for shareholders.

DATE AND TIME

Wednesday, August 12, 2026 | 1:00 p.m. Eastern Time

LIVE WEBCAST

www.virtualshareholdermeeting.com/SJM2026

The Annual Meeting of Shareholders of the Company will be held for the following purposes:

1	To elect as directors the eleven nominees named in the Proxy Statement and recommended by the Board whose term of office will expire in 2027;

2	To ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm (the “Independent Auditors”) for the 2027 fiscal year;

3	To approve, on a non-binding, advisory basis, the Company’s executive compensation as disclosed in these proxy materials; and

4	To consider and act upon any other matter that may properly come before the Annual Meeting.

Shareholders of record at the close of business on June 15, 2026, are entitled to vote at the Annual Meeting. All shareholders are invited to attend the virtual Annual Meeting.

Jeannette Knudsen | Chief Legal Officer and Secretary

Voting Methods:

VIA THE INTERNET	BY MAIL
Visit www.proxyvote.com	Complete, sign, date, and return
and follow instructions	the enclosed proxy card

BY TELEPHONE	LIVE
Call toll-free (U.S. or Canada)	By attending the virtual Annual Meeting
1-800-690-6903	and voting

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider. Please carefully read the entire Proxy Statement before voting.

2026 Annual Meeting of Shareholders

DATE AND TIME

Wednesday, August 12, 2026 | 1:00 p.m. Eastern Time

LIVE WEBCAST

www.virtualshareholdermeeting.com/SJM2026

WHO CAN VOTE

Shareholders of record at the close of business on June 15, 2026 are entitled to vote at the virtual Annual Meeting.

Voting Recommendations of the Board

Proposal	Proposal Summary	Voting Recommendation	Page

	Election of the Board nominees named in this Proxy Statement with terms expiring at the 2027 Annual Meeting of Shareholders		19

	Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2027 fiscal year		37

	Advisory approval of the Company’s executive compensation		38

Fiscal Year 2026 Performance Highlights

*

For a reconciliation of adjusted earnings per share and free cash flow, see Appendix A. For a description of how we calculate adjusted earnings per share and free cash flow, see Management’s Discussion and Analysis of Financial Condition and Results of Operations in our 2026 Annual Report on Form 10-K, which can be found on our website at investors.jmsmucker.com. Our fiscal year 2026 performance was one of the key factors in the compensation decisions for the fiscal year, as more specifically discussed in the Compensation Discussion and Analysis section of this Proxy Statement.

The J. M. Smucker Company	2026 Proxy Statement	1

     PROXY SUMMARY

Director Nominees

The following table provides summary information about each of our director nominees. If all of the director nominees are re-elected to the Board, the Board intends to appoint Tarang Amin as the Chair of the Compensation and People Committee (the “Compensation Committee”) immediately upon such re-election.

		Director Since	Professional Background	Board Committees			Other Public Company Boards
Name	Age			AC*	CPC†	NGCR‡

Mercedes Abramo	56	2023	Regional Chief Executive Officer for North America Ralph Lauren Corporation	—	—

Tarang Amin	61	2023	Chairman and Chief Executive Officer e.l.f. Beauty, Inc.	—		—	• e.l.f. Beauty, Inc.

Susan Chapman-Hughes	57	2020	Former Executive Vice President and General Manager, Global Head of Digital Capabilities, Transformation and Operations, Global Commercial Services American Express Company	—		—	• Toast, Inc.

Woo-Sung (Bruce) Chung	52	2026	Executive Vice President and Chief Financial Officer NRG Energy, Inc.		—	—

Jay Henderson	70	2016	Retired Vice Chairman, Client Service PricewaterhouseCoopers LLP		—	—	• Illinois Tool Works Inc. • Northern Trust Corporation

Jonathan Johnson III	60	2022	Former Chief Executive Officer Overstock.com, Inc. (now known as Beyond, Inc.)	—

Kirk Perry	59	2017	Chief Executive Officer Kenvue, Inc.	—	—		• Kenvue, Inc.

David Singer	71	2026	Retired Chief Executive Officer Snyder’s-Lance, Inc.		—	—	• Brunswick Corporation • Performance Food Group Company

Mark Smucker	56	2009	Chief Executive Officer, President and Chair of the Board The J. M. Smucker Company	—	—	—	• Kimberly-Clark Corporation

Jodi Taylor	63	2020	Retired Chief Financial and Administrative Officer The Container Store Group, Inc.		—	—

Dawn Willoughby	57	2017	Former Executive Vice President and Chief Operating Officer The Clorox Company	—	—		• International Flavors and Fragrances, Inc. • TE Connectivity Ltd.

* Audit Committee   † Compensation and People Committee   ‡ Nominating, Governance, and Corporate Responsibility Committee

Chair  Financial Expert   Independent Director   Lead Independent Director   Member

2	The J. M. Smucker Company	2026 Proxy Statement

PROXY SUMMARY

CORPORATE RESPONSIBILITY

We believe success is driving business growth while helping those associated with our Company thrive. And, for nearly 130 years, we have done just that. Our philosophy of corporate responsibility builds on the wisdom of our founder, Jerome Monroe Smucker, a deeply principled and forward-thinking man. For our Company, being responsible means doing the right thing for our consumers, customers, employees, suppliers, communities, and shareholders. Our commitment to being a good corporate citizen allows us to positively impact the lives of our employees and business partners, as well as the communities and planet we all share.

We are inspired by our Purpose, Feeding Connections That Help Us Thrive – Life Tastes Better Together. And we deliver on that Purpose through an established set of priorities.

Ending Food Insecurity

Building Strong Communities

Ensuring an Ethical and Responsible Supply Chain

Cultivating a Thriving Planet

Nurturing Happy Pets

Through this focused approach, we maximize our resources to make the most meaningful impact in the areas we are best equipped to support.

Corporate Responsibility Reporting

This year, we will issue our sixteenth public report on the progress we are making on our corporate responsibility commitments through our Corporate Impact Report. As part of this report, we will share an overview of our corporate responsibility initiatives and metrics, using the Sustainability Accounting Standards Board (SASB) Food & Beverage – Processed Foods and Non-Alcoholic Beverages industry standards. Additionally, the Corporate Impact Report will detail how we evaluate and manage climate-related risks and opportunities in alignment with the recommendations set by the Task Force on Climate-Related Financial Disclosures (TCFD). Lastly, in fiscal year 2026, we issued our latest Employer Information Report EEO-1.

Corporate Responsibility Oversight

Our corporate responsibility journey has evolved over time to become more comprehensive across our business. Our Vice President, ESG, Deputy General Counsel, and Assistant Secretary (“Vice President and Deputy General Counsel”) oversees the corporate responsibility function within the Company and is the executive sponsor of our Sustainability Steering Committee, which was established in 2006. The committee, which is chaired by our Director of Sustainability and is comprised of key leaders from various functional areas, leads our sustainability goalsetting efforts and monitoring of activities. Our Chief Legal Officer and Secretary (“Chief Legal Officer”) has the highest level of direct responsibility for corporate responsibility, governance, ethics, compliance, and enterprise risk management within the Company.

We have continued to build and improve on our corporate responsibility efforts by expanding our Corporate Responsibility Governance Council, which consists of key leaders from various functional areas. The Corporate Responsibility Governance Council, together with certain members of our executive leadership team, is responsible for our evolving corporate responsibility strategy and efforts. Our Chief Legal Officer and our Vice President and Deputy General Counsel, along with members of their teams who are on the Corporate Responsibility Governance Council, report on such activities to our executive leadership team, the Board, and the committees of the Board, which in turn provide further direction on the prioritization of activities and resources. The Nominating, Governance, and Corporate Responsibility Committee (the “Nominating Committee”) assists the full Board and oversees our corporate responsibility program. In addition, and as noted below, the Compensation Committee holds our Chief Executive Officer responsible for achieving our corporate responsibility objectives.

The J. M. Smucker Company	2026 Proxy Statement	3

     PROXY SUMMARY

Corporate Responsibility Areas of Focus

Our corporate responsibility areas of focus include (i) environmental impact, (ii) employee impact, (iii) community impact, (iv) consumer impact, (v) supply chain impact, and (vi) governance and ethics.

Environmental Impact

We are committed to improving the environmental footprint of our business through a dedication to delivering a more sustainable approach to our operations and value chain focusing on climate action, natural resource stewardship, and responsible sourcing and packaging. We have:

  Set approved greenhouse gas reduction targets aligned with the Science-Based Targets Initiative (SBTi) protocol and are actively delivering measurable progress;

  Maintained our commitment to conservation practices in partnership with the World Wildlife Fund, National Fish and Wildlife Foundation, Reforest the Tropics, and Pollinator Partnership;

 Continued to evaluate and implement more efficient production processes across our manufacturing footprint to support our environmental impact goals; and

 Supported renewable electricity through our two utility-scale wind farm virtual power purchase agreements that match over 95% of our electricity usage.

Employee Impact

We take proactive steps to support our employees’ physical, emotional, and financial needs. Notably, we:

  Conduct an employee engagement survey annually to provide an opportunity for open and confidential feedback from employees and to identify opportunities for improvement;

  Foster an environment of growth for our people and we support and challenge our employees to increase their knowledge, skills, and capabilities through all phases of their career;

  Provide market competitive pay and benefit programs which promote and foster the overall well-being of our employees, including introducing new benefits to help meet the evolving needs of our employees and their families; and

  Promote workforce health and safety through education and training, which is provided at all locations. These efforts resulted in our Company achieving a total recordable incident rate during fiscal year 2026 that was less than half of the average rate of our peer group.

4	The J. M. Smucker Company	2026 Proxy Statement

PROXY SUMMARY

Community Impact

We are passionate about supporting the communities where we live and work. Through our many partnerships, we understand the needs and support required in our local communities and leverage these relationships to make the necessary connections to offer critical assistance to those in need. Notably, we:

 Collaborate with our partners, including Feeding America and Greater Good, to help ensure people and pets have access to quality food;

 Support community organizations, including the Red Cross and United Way, which provide critical everyday aid and disaster relief; and

 Empower employee volunteerism and financial donations, including offering our Company matching gift program to benefit key programs and initiatives specific to the communities where we live and work.

Consumer Impact

We make consumers’ lives better by delivering food people and pets love. We recognize the opportunity to serve consumers is earned, and we are committed to maintaining that trust with every product we produce. We realized this by:

 Producing safe, quality food through our experienced Quality Assurance team in partnership with our Operations, Supply Chain, Procurement, and Contract Manufacturing teams;

 Maintaining a commitment to responsible marketing practices, including substantiating claims and not leveraging any media channel primarily targeting children 13 and under; and

 Helping ensure consumers have an understanding of the ingredients in our products through our labeling and brand web sites.

Supply Chain Impact

We are committed to ensuring the sustainability of our supply chain while supporting those connected to it by supporting our suppliers’ ability to continuously deliver the quality ingredients used in our products. This supports livelihoods for our suppliers and their families, while ensuring we meet our expectation of ethical and responsible sourcing. This is realized by:

 Communicating our expectations with regard to labor practices and human rights, business integrity, responsible environmental practices, and reporting and enforcement standards through our Global Supplier Code of Conduct;

 Reinforcing our Animal Welfare Policy to reflect our commitment to not conduct or sponsor any harmful animal testing, our expectations for the humane treatment of animals in our supply chain, and our efforts to improve the lives of, and relationships with, our pets in the United States and Canada;

 Advancing our Global Responsible Sourcing Program to increase supplier participation, streamline requirements, and accelerate impact across key supply chains; and

 Reinforcing our commitment to transparency through our Integrity Portal, an enhanced tool for employees and suppliers to anonymously report any concerns that may impact our commitments.

The J. M. Smucker Company	2026 Proxy Statement	5

     PROXY SUMMARY

Governance and Ethics

We place a strong focus on our governance practices and continually evaluate them, taking into consideration evolving expectations and the perspectives of our shareholders. Our Board operates with transparency and integrity as it oversees corporate governance practices that align with the interests of our shareholders.

Board Makeup

We consider the skills and expertise of our directors, along with our Board makeup, to facilitate having the right individuals to meet the evolving needs of the Company and fulfill the Board’s responsibilities of strategic oversight, succession planning, compliance oversight, corporate responsibility oversight, cybersecurity oversight, and risk management. We regularly consider new director candidates, and we utilize the assistance of an external search firm to identify new potential candidates. In developing our director criteria, we considered feedback from our Board and management, input from key external advisors, and interviews with our investors. We believe that it is important to maintain the continuity of our Board by retaining long-tenured directors, while also adding new directors who provide new insights and bring different expertise and experiences to the Board. Since 2022, we have nominated five new directors with a track record of creating value and who have contributed strong expertise and insights in the areas of strategy, marketing, sales, finance, supply chain, digital technology, e-commerce, people management, operations, innovation, risk management, and corporate responsibility matters.

In fiscal year 2023, Mark Smucker assumed the role of Chair of the Board, succeeding Richard Smucker, who served as Executive Chairman since 2016. This continuity of leadership, combined with the Board members’ deep knowledge of our Company and its strategic vision, product categories, innovation platforms, risks, and opportunities, positions the Board to continue to oversee our strategy and continue our long history of generating attractive returns for our shareholders.

We will continue to consider the appropriate timing for director rotations to encourage the appropriate mix of skills based on our strategic goals and challenges and to support a strong Board that provides differing perspectives and that yields better decisions.

To facilitate our director succession planning, in August 2022, we rotated and appointed new Committee members and chairs for the Audit Committee, Compensation Committee, and Nominating Committee (collectively, the “Committees”). In addition, we rotated certain Committee members in 2026 when Mr. Chung and Mr. Singer joined our Board. We are focused on orienting new Committee members appropriately for their roles, and we will continue to provide ongoing education sessions for all our directors. We also encourage ongoing director education through outside resources in accordance with our Board of Directors Education Policy (the “Board Education Policy”).

Following the annual meeting:

BOARD SIZE
11 directors Since 2026
BOARD REFRESHMENT
5 new directors Since 2022
BOARD DIVERSITY
4 of 11 are women 3 of 11 are racially or ethnically diverse
BOARD INDEPENDENCE
10 of 11 are independent

6	The J. M. Smucker Company	2026 Proxy Statement

PROXY SUMMARY

Finally, we consider the ratio between independent and non-independent directors and will have ten independent directors and one non-independent director if our current director nominees are elected. Since 2015, we have reduced the number of non-independent directors from five members to one member. The non-independent director is a Smucker family member, and we will also have one Smucker family member serving as a non-voting Chairman Emeritus during fiscal year 2027. We believe that including Smucker family members strengthens our Board because of their deep knowledge of the Company, their commitment to the Company and our Basic Beliefs of Be Bold, Be Kind, Do the Right Thing, Play to Win, and Thrive Together (our “Basic Beliefs”), their passion for ensuring continued growth of the Company bearing their name, and their vested interest.

Risk Management

Our Company has always understood the importance of having strong compliance and enterprise risk management practices to protect our business and employees. In fact, Doing the Right Thing is one of our Basic Beliefs and is core to our culture. Over the past several years, we have taken a more formal approach to managing these two important areas and have expanded the compliance and enterprise risk functions to bring additional focus and visibility to our management and the Board. Our Vice President, Chief Ethics and Compliance Officer (“Chief Compliance Officer”) oversees this function. This independent function reports to the Chief Legal Officer and reports quarterly to the Audit Committee and annually to our Board. We believe that our Chief Compliance Officer possesses the necessary expertise and visibility within the organization to effectively develop and execute these programs, and she has developed strong relationships and trust with, as well as direct, independent access to, our Board and Audit Committee. Our officer leadership team has completed its annual assessment of our enterprise risks. This assessment was led by our enterprise risk team with input from leadership and numerous cross-functional teams. Leaders within our organization have been assigned responsibility for each key risk identified, and we have developed a system for monitoring and reporting these risks to the Board and its Committees. Each Committee is assigned responsibility for specific risks which we have outlined in our Committee charters and which are further described in this Proxy Statement.

OUR KEY GOVERNANCE PRACTICES

  Market-standard proxy access

  No poison pill

  Annual election of all Directors

  Majority voting standard for all Directors

  One share, one vote

  Strong Board refreshment

  Regular rotation of Committee chairs and members

  Appointment of Lead Independent Director

  Annual Board and Committee self-assessment evaluations

  Executive sessions of independent Directors are scheduled at the end of each regular Board and Committee meeting

  Directors have complete access to management

  Strategic, business, financial, and legal reviews provided at every Board meeting and enterprise risks, compliance, people, corporate responsibility, cybersecurity, and technology reviewed at least annually

  Annual advisory vote on executive compensation

  Independent compensation consultant

  Annual peer group compensation market assessment

  Annual compensation risk assessment

  Clawback policy

  Director and executive officer stock ownership guidelines

  No hedging and no pledging stock policies

To learn more, we invite you to read about our corporate responsibility efforts on our website at www.jmsmucker.com

The J. M. Smucker Company	2026 Proxy Statement	7

     PROXY SUMMARY

Our People and Culture

Our founder, Jerome Monroe Smucker, established a culture that puts people at the core of everything we do. It is the Board’s responsibility and a critical business priority to protect the essence of our culture while evolving it to stay competitive, foster pride, and ensure employee well-being. This commitment continues to be guided by our Basic Beliefs and Our Commitment to Each Other, which provide guidance on how to bring these important values to life each day. By achieving this, we retain the unique culture that differentiates our Company and enables all employees to reach their full potential. The Board’s role includes ensuring that we continue to implement these beliefs, which support the growth, safety, and well-being of our employees and are essential to driving a successful and sustainable business.

We Value Your Feedback

As we head further into fiscal year 2027, one of the Board’s key areas of focus is an increased level of direct engagement with our shareholders. We understand that an ongoing and open line of communication on all matters is critical to your investment in the Company, including our operational and financial strategy, compliance, risk management, and corporate responsibility programs. We encourage you to share your views with us.

If you would like to write to us, you may do so by addressing your correspondence to:

Corporate Secretary The J. M. Smucker Co. One Strawberry Lane Orrville, Ohio 44667	You can also call our Shareholder Services number at 1-330-684-3838

8	The J. M. Smucker Company	2026 Proxy Statement

PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 12, 2026

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Corporate Governance Guidelines (the “Guidelines”) are designed to formalize the Board’s role and to confirm its independence from management and its role of aligning management and Board interests with the interests of shareholders. The Guidelines provide in pertinent part that:

A majority of directors will be independent as required by the rules of the New York Stock Exchange (the “NYSE”) and the Securities and Exchange Commission (the “SEC”), and as further set forth in the Guidelines;

All members of the Committees will be independent, and there will be at least three members on each of the Committees;

All members of the Committees and the chairs of the Committees will be appointed by the Board on the recommendation of the Nominating Committee, and the Board intends to rotate the chairs of the Committees every five years, which will be done on a staggered basis to allow for continuity;

The independent directors will meet in executive session on a regular basis in conjunction with regularly scheduled meetings of the Board and the Committees, and such meetings will be chaired by a lead independent director (in such role, the “Lead Independent Director”), who will be selected by the independent directors;

The Lead Independent Director will coordinate the activities of the other independent directors and perform such other duties and responsibilities as the Board may determine, including those set forth below under the heading “Executive Sessions and Lead Independent Director;”

The Board and each of the Committees will conduct an annual self-evaluation;

All non-employee directors will own a minimum amount of the Company’s common shares as established in our Stock Ownership Guidelines for Directors and Officers, which currently require that non-employee directors own common shares with a value of no less than five times the annual cash retainer paid to each non-employee director and that each non-employee director should strive to attain this ownership threshold within five years of joining the Board;

Each director will attend at least 75% of all regular and special meetings of the Board;

Absent specific action by the Board, directors will not be eligible for nomination after reaching 75 years of age;

Each director will advise the Chair of the Board and the Lead Independent Director in advance of accepting an invitation to serve on the board of another public company to allow for a review of the director’s time commitments, any potential conflicts, or other concerns;

Each director will advise the Nominating Committee, and offer to resign, if his or her primary professional position or responsibility materially changes to provide the Board an opportunity to review the qualifications of the director;

A director who is not an executive officer of a public company may not serve on more than four public company boards (including the Company) at any one time, and a director who is an executive officer of a public company may not serve on more than two public company boards (including the Company and the executive officer’s respective board) at any one time, unless unanimously approved by the Board in advance;

The J. M. Smucker Company	2026 Proxy Statement	9

CORPORATE GOVERNANCE

The Nominating Committee and the Board will consider a director’s length of tenure when reviewing Board composition and will seek to maintain an overall balance of experience and continuity, along with fresh perspectives. The Board does not have a director tenure limit but will consider the impact of a director’s tenure after he or she has served on the Board for more than 15 years; and

The Corporate Secretary will provide newly elected directors with materials and training in our director orientation program and will also provide such additional director training and orientation as appropriate and in accordance with our Board Education Policy.

Shareholder Recommendations for Director Nominees

The Nominating Committee is responsible for identifying, evaluating, and recommending qualified candidates to the Board for nomination. The Nominating Committee considers all suggestions for membership on the Board, including nominations made by our shareholders, and all candidates are evaluated consistently with our policy of nondiscrimination. Shareholders’ nominations for directors must be made in writing and include the nominee’s written consent to the nomination and detailed background information sufficient for the Nominating Committee to evaluate the nominee’s qualifications. Nominations should be submitted to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667. The Corporate Secretary will then forward nominations to the Chair of the Nominating Committee. All recommendations must include qualifications that meet, at a minimum, the following criteria:

Director candidates must be committed to our culture and Basic Beliefs and will possess integrity, intelligence, and strength of character having a balance of skills, knowledge, and diversity of background and experience beneficial to the Company;

Independent director candidates must meet the independence requirements set forth below under the heading “Director Independence;”

Independent director candidates must also maintain independence necessary for an unbiased evaluation of management performance;

Director candidates must be able to effectively carry out responsibilities of oversight of our strategy, compliance, and risks;

Director candidates should have either significant experience in a senior executive role with a major business organization or relevant experience from other professional backgrounds;

Director candidates should have a working knowledge of corporate responsibility issues and the changing role of boards;

Director candidates should have a firm commitment to attend and participate in Board meetings and related Board activities;

Director candidates should not have any affiliations or relationships with competitive businesses or organizations or other activities, in each case which could lead to a real or perceived conflict of interest; and

Director candidates who are executive officers of public companies should not serve on more than two public company boards (including the Company and the executive officer’s respective board) at any one time, and director candidates who are not executive officers of public companies should not serve on more than four public company boards (including the Company) at any one time, unless unanimously approved by the Board in advance.

Shareholder-Nominated Director Candidates

The Company’s Amended Regulations (the “Regulations”) provide a proxy access right to permit any shareholder or a group of up to 20 shareholders owning at least 3% of the Company’s outstanding common shares continuously for at least three years to nominate, and include in our Proxy Statement, director nominees constituting up to the greater of (i) two directors or (ii) 20% of the Board, subject to certain limitations and provided that shareholders and nominees satisfy the

10	The J. M. Smucker Company	2026 Proxy Statement

CORPORATE GOVERNANCE

requirements specified in the Regulations. Requests to include shareholder-nominated candidates for director in our Proxy Statement and form of proxy related to our 2027 Annual Meeting of Shareholders must be submitted to and received by the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667, no earlier than January 27, 2027 and no later than February 26, 2027.

Board Diversity

We value diverse perspectives and experiences that emerge from an engaged Board. Therefore, the Board and the Nominating Committee seek to consider people with a broad base of qualifications, experiences, characteristics, attributes, backgrounds, and skills as potential director candidates. In the event a third-party search firm is engaged for a particular director search, the Nominating Committee would expect, and would plan to instruct, such firm to work to provide a pool of candidates meeting this criteria. We value a Board that is comprised of people with a variety of viewpoints and who can contribute to an effective decision-making process.

The Nominating Committee and the Board also consider the composition of the Board as a whole in evaluating whether a particular individual should serve on the Board, as the Board seeks to comprise itself of members who, collectively, possess a range of relevant skills, experience, and expertise. The below graphs summarize the tenure, age, gender, and racial or ethnic diversity breakdown of our director nominees:

The J. M. Smucker Company	2026 Proxy Statement	11

CORPORATE GOVERNANCE

Qualifications and Experiences of Director Nominees

In considering each director nominee and the composition of the Board as a whole, the Nominating Committee looks for qualifications, experiences, characteristics, attributes, backgrounds, and skills that relate directly to our management and operations. Success in specific categories is a key factor in our overall operational success and creating shareholder value. The Nominating Committee believes that directors who possess some or all of the following qualifications, experiences, characteristics, attributes, backgrounds, and skills are better able to provide oversight of our management and long-term and strategic objectives.

Committed to the Company’s Values and Basic Beliefs

We seek directors who understand, and are committed to, our Basic Beliefs. These Basic Beliefs are our values and principles that serve as guideposts for decisions at every level of the Company and cultivate a culture of commitment to each other and to our constituents.

Executive Leadership

We seek directors who have significant leadership experience, either in a senior executive role with a major business organization or relevant experience from other professional backgrounds. Strong leaders bring vision, strategic agility, diverse and global perspectives, and broad business insight to the Company. They also demonstrate a practical understanding of organizations, processes, strategy, risk management, compliance, and methods to drive change and growth. People with experience in significant leadership positions possess strong abilities to motivate and manage others and to identify and develop leadership qualities in others.

Innovation, Marketing, and Market Trends	As a manufacturer and marketer of branded food products, we seek directors who have a broad range of innovation and marketing experience.
Finance and Accounting

We believe that it is important for Directors to have an understanding of finance, accounting, and financial reporting processes. Accurate financial reporting is critical to our success and reputation. We seek to have at least two independent Directors who qualify as “audit committee financial experts,” within the meaning of Regulation S-K promulgated by the SEC (“Regulation S-K”), particularly for service on the Audit Committee. We expect all of our directors to be financially knowledgeable.

Public Company Chief Executive Officer

We seek directors who have experience serving as the Chief Executive Officer of other publicly traded companies. This experience prepares the directors to fulfil the Board’s responsibilities of overseeing our business and providing unique insight and guidance to management.

Corporate Responsibility

We seek directors who have knowledge of and experience with corporate responsibility initiatives to help inform us on best practices and assist us in establishing goals and delivering against those goals.

Operations and Supply Chain in Consumer Goods

We seek directors with relevant general management, operations, or supply chain experience in the consumer goods industry. We believe that it is important for directors to have experience in new and expanding businesses, go-to-market strategies, customer and channel segments, and geographies.

People Management	We seek directors with relevant people management experience, including matters such as workplace environment and culture and talent development and retention.
Technology and Cybersecurity

Technology is important to our business operations, and we are committed to protecting the privacy, security, and integrity of our data, and identifying and implementing appropriate technology and artificial intelligence to create efficiencies in our operations and processes. Therefore, we seek directors with relevant technology, artificial intelligence, and cybersecurity experience.

Strategic Transactions; Mergers and Acquisitions

We actively manage our portfolio of brands, including acquiring other companies that fit our strategy and divesting businesses that no longer fit our strategy, and therefore, we seek directors with relevant strategic transactions experience, including experience in integrating businesses.

12	The J. M. Smucker Company	2026 Proxy Statement

CORPORATE GOVERNANCE

The Board believes that all of the directors are highly qualified and have specific employment and leadership experiences, qualifications, and skills that qualify them for service on the Board. The specific experiences, qualifications, and skills that the Board considered in determining that each such person should serve as a director are included in their individual biographies and also summarized further in the following table:

Director Qualifications and Experience

Committed to the Company’s Values and Basic Beliefs	●	●	●	●	●	●	●	●	●	●	●

Executive Leadership	●	●	●	●	●	●	●	●	●	●	●

Innovation, Marketing, and Market Trends	●	●	●	●	●	●	●	●	●	●	●

Finance and Accounting	●	●	●	●	●	●	●	●	●	●	●

Public Company Chief Executive Officer		●				●	●	●	●

Corporate Responsibility	●	●	●		●	●	●	●	●	●	●

Operations and Supply Chain in Consumer Goods	●	●				●	●	●	●	●	●

People Management	●	●	●	●	●	●	●	●	●	●	●

Technology and Cybersecurity		●	●	●	●	●	●			●

Strategic Transactions; Mergers and Acquisitions		●	●	●	●	●	●	●	●	●	●

Director Resignation Policy

In connection with the adoption of a majority voting standard for uncontested elections of directors, the Board adopted a director resignation policy to address the situation in which one or more incumbent directors fail to receive the required majority vote for re-election in an uncontested election. Under Ohio law, an incumbent director who is not re-elected would remain in office as a “holdover” director until his or her successor is elected. This director resignation policy provides that an incumbent director who is not re-elected with more “for” votes than “against” votes in an uncontested election will be expected to tender to the Board his or her resignation as a director promptly following the certification of the election results. The Nominating Committee would then consider each tendered resignation and recommend to the Board whether to accept or reject each such tendered resignation. The Board would act on each tendered resignation, taking into account its fiduciary duties to the Company and our shareholders and the Nominating Committee’s recommendation, within 90 days following the certification of the election results. The Nominating Committee, in making its recommendation, and the Board, in making its decision, may consider any factors or other information with respect to any tendered resignation that they consider appropriate, including, without limitation:

The stated reason for such director’s failure to receive the approval of a majority of votes cast;

The percentage of votes cast against such director; and

The performance of such director.

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CORPORATE GOVERNANCE

Following the Nominating Committee’s recommendation and the Board’s decision, the Board will promptly and publicly disclose its decision whether to accept or reject each tendered resignation and, if applicable, the reasons for rejecting a tendered resignation. If a director’s tendered resignation is rejected, he or she would continue to serve until his or her successor is elected, or until his or her earlier resignation, removal from office, or death. If a director’s tendered resignation is accepted, then the Board would have the sole discretion to fill any resulting vacancy or decrease the number of directors, in each case pursuant to the provisions of and to the extent permitted by the Regulations. Any director who tenders his or her resignation pursuant to this policy would abstain from providing input or voting on the Nominating Committee’s recommendation or the Board’s action regarding whether to accept or reject the tendered resignation. While this description reflects the terms of the Board’s current director resignation policy, the Board retains the power to amend and administer the policy as the Board, in its sole discretion, determines is appropriate.

Director Independence

We require that a majority of our directors be “independent” as defined by the rules of the NYSE and the SEC. We may, in the future, amend the Guidelines to establish such additional criteria as the Board determines to be appropriate. The Board makes a determination as to the independence of each director on an annual basis. The Board has determined that the following ten non-employee directors are independent directors: Mercedes Abramo, Tarang Amin, Susan Chapman-Hughes, Bruce Chung, Jay Henderson, Jonathan Johnson III, Kirk Perry, David Singer, Jodi Taylor, and Dawn Willoughby.

In general, “independent” means that a director has no material relationship with us or any of our subsidiaries. The existence of a material relationship is determined upon a review of all relevant facts and circumstances and, generally, is a relationship that might reasonably be expected to compromise the director’s ability to maintain his or her independence from our management.

The Board considers the issue of materiality from the standpoint of the persons or organizations with which the director has an affiliation, as well as from the standpoint of the director.

The following standards will be applied by the Board in determining whether individual directors qualify as “independent” under the rules of the NYSE and the SEC. To the extent that these standards are more stringent than the rules of the NYSE or the SEC, such standards will apply. References to the Company include our consolidated subsidiaries.

No director will be qualified as independent unless the Board affirmatively determines that the director has no material relationship with us, either directly or as a partner, shareholder, or officer of an organization that has a relationship with us. We will disclose these affirmative determinations on an annual basis.

No director who is a former employee of ours can be deemed independent until three years after the end of his or her employment relationship with us.

No director whose immediate family member is a former executive officer of the Company can be deemed independent until three years after the end of such executive officer’s relationship with us.

No director who receives, or whose immediate family member receives, more than $120,000 in direct compensation from the Company in any twelve-month period within the past three years, other than director and Committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), can be deemed independent.

No director can be deemed independent if the director (i) is a current partner or employee of a firm that is our internal or external auditor; (ii) has an immediate family member who is a current partner of such a firm; (iii) has an immediate family member who is a current employee of such a firm and personally works on our audit; or (iv) was, or an immediate family member was, within the last three years, a partner or employee of such a firm and personally worked on our audit within that time.

14	The J. M. Smucker Company	2026 Proxy Statement

CORPORATE GOVERNANCE

No director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of our present executive officers serve on that company’s compensation committee can be independent until three years after the end of such service or employment relationship.

No director who is an executive officer or employee, or whose immediate family member is an executive officer, of a company (excluding charitable organizations) that makes payments to, or receives payments from, us for property or services in an amount which, in any single fiscal year, exceeds the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues can be deemed independent until three years after falling below such threshold.

No director can be deemed independent if we have made charitable contributions to any charitable organization in which such director serves as an executive officer if, within the preceding three years, contributions by us to such charitable organization in any single fiscal year of such charitable organization exceeded the greater of $1,000,000 or 2% of such charitable organization’s consolidated gross revenues.

In its review and application of the criteria used to determine independence, the Board considered the fact that we do business with an organization directly or indirectly affiliated with Bruce Chung and affirmatively determined that the amounts paid to such entity do not meet the threshold which would create an issue under the standards for determining independence.

The value of energy services provided to us by NRG Energy, Inc. (“NRG Energy”), of which Bruce Chung is the Executive Vice President and Chief Financial Officer, in fiscal year 2026 was approximately $1.9 million and does not exceed 2% of the consolidated gross revenues of NRG Energy.

Structure of the Board of Directors

Chief Executive Officer and Chair of the Board as Director

The Regulations provide that one person may hold both positions of Chief Executive Officer and Chair of the Board. Mark Smucker currently serves as both Chief Executive Officer and Chair of the Board. The Board believes that a current or former Chief Executive Officer is best situated to serve as Chair of the Board, because he is one of the directors most familiar with our business and industry. The Board also believes that having a current or former Chief Executive Officer serve as Chair of the Board provides an efficient and effective leadership model for us by fostering clear accountability, effective decision-making, and alignment of corporate strategy. All but one of our directors are independent, and the Board has a Lead Independent Director. The Board’s independent directors bring experience, oversight, and expertise from outside the Company and industry, while the Chief Executive Officer and Chair of the Board bring Company and industry-specific experience and expertise. One of the key responsibilities of the Board is to develop strategic direction and hold management accountable for the execution of its strategy once it is developed. The Board believes that its current management structure, together with independent directors having the duties described above and the Lead Independent Director having the duties described below, is in the best interests of shareholders because it strikes an appropriate balance for us; with a current or former Chief Executive Officer serving as Chair of the Board, there is unified leadership and a focus on strategic development and execution, while the independent directors help assure independent oversight of management.

Chairman Emeritus

Any member of the Smucker family who has previously served in the role of Chair of the Board may be appointed by the Board as a non-director Chairman Emeritus at such time as such individual ceases to be a member of the Board. The purpose of the Chairman Emeritus position is to permit the Company to continue to benefit from the participation and input of the Chairman Emeritus after such person has ceased to be a director and to permit the Chairman Emeritus to provide such participation and input to the Company and the Board. The term of a Chairman Emeritus will be one year from the date of appointment, renewable annually by the Board, provided that the term of a Chairman Emeritus will not be renewed beyond

The J. M. Smucker Company	2026 Proxy Statement	15

CORPORATE GOVERNANCE

the expiration of the term during which the Chairman Emeritus reaches the age of 80. Subject to any different determinations of the Board, a Chairman Emeritus:

Will receive notice of and may participate in Board meetings, but will generally not attend Board sessions that are limited to independent directors only;

May be invited to attend and participate in Committee meetings as determined by the Board or the applicable Committee, but will generally not attend Committee sessions that are limited to independent directors only;

Will not be entitled to vote and will not be counted for quorum purposes at Board or Committee meetings;

To the extent requested by the Company or the Board and agreed to by the Chairman Emeritus, will act as an advisor to the Company, including (i) participating in Company communications, (ii) participating in Company meetings, (iii) serving as a spokesperson with external constituents, and (iv) serving as an advisor to the Chief Executive Officer; and

Will provide such other advice and services and engage in such other activities as may be agreed between the Board and the Chairman Emeritus.

A Chairman Emeritus will be entitled to reimbursement of expenses incurred in connection with service in the role of Chairman Emeritus and to indemnification and insurance in connection with such service. Any additional compensation or other perquisites will be determined by the Board. A Chairman Emeritus will remain subject to Section 16 reporting requirements; the Company’s Code of Conduct, titled Our Commitment to Integrity: Our Code (the “Code of Conduct”), and Insider Trading and Disclosure Policy (the “Insider Trading Policy”); and the confidentiality and similar obligations applicable to a director of the Company but will not be considered a director or officer of the Company under the Company’s Amended Articles of Incorporation (the “Articles”) or Regulations, under the Ohio General Corporation Law, or otherwise. Following the end of his or her final term, a Chairman Emeritus may retain the title of Chairman Emeritus as an honorific, without any rights, responsibilities, or obligations. However, at the request of the Chief Executive Officer and upon mutual agreement, a Chairman Emeritus may engage in activities to enhance and support the culture of the Company and its constituents. The Board first appointed Richard Smucker as Chairman Emeritus in August 2023, renewed his one-year appointment as Chairman Emeritus in August 2025, and intends to appoint him for another one-year term as Chairman Emeritus upon the expiration of his current term in August 2026.

Board’s Role in Risk Oversight

Risk is inherent in any business, and our management is responsible for the day-to-day management of risks that we face. The Board, on the other hand, has responsibility for the oversight of risk management. In that role, the Board has the responsibility to evaluate the risk management process to ensure its adequacy and that it is implemented properly by management.

The Board believes that full and open communication between management and the Board is essential for effective risk management and oversight. The Board meets regularly with senior management, including executive officers, to discuss strategy and risks facing the Company, including new and potentially disruptive risks such as those posed by supply chain or operational disruptions, product recalls, cybersecurity incidents, regulatory changes, and relevant geopolitical incidents. Senior management attends the Board’s quarterly meetings, as well as Committee meetings, to address any questions or concerns raised by the Board on risk management and any other matters. The Chief Compliance Officer manages the Company’s compliance function and oversees the enterprise risk function; attends Board and Audit Committee meetings; and provides quarterly updates to the Audit Committee, and periodic updates to the Board, on risks and compliance issues facing the Company and the industry. The officer leadership team, along with members from various functions across the Company, meet periodically to review enterprise risk issues, including top risk activities and changes, emerging risks, risk mitigation activities, and program maturity. Each quarter, the Board receives presentations from senior management on business operations, financial results, and strategic, risk, legal, and compliance issues. In addition, senior management holds

16	The J. M. Smucker Company	2026 Proxy Statement

CORPORATE GOVERNANCE

regular strategic planning sessions to discuss strategies, key challenges, risks, and opportunities for the Company. Senior management then reviews the results of each strategic planning session with the Board.

The Committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to management of major financial risk exposures, including in the areas of financial reporting, internal controls, hedging strategies, and cybersecurity. Risk assessment reports are regularly provided by management, our internal auditors, and compliance professionals to the Audit Committee. In particular, the Audit Committee receives an update on cybersecurity, compliance, and risk matters at each regularly scheduled meeting and reports to the Board on key activities. The Board also receives an update on cybersecurity, compliance, and risk matters at least once a year. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s people management and compensation policies and programs, including overseeing the Company’s compensation-related risk assessment described further below in this Proxy Statement and developing stock ownership and clawback guidelines for our executive officers. The Nominating Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership, and structure, succession planning for directors and executive officers, and corporate governance, including monitoring corporate governance issues; overseeing the Company’s corporate responsibility processes, policies, commitments, and activities; developing director evaluations for the Board and the Committees; and reviewing potential conflicts of interest.

All Committees report back to the full Board at Board meetings as to the Committee’s activities and matters discussed and reviewed at the Committee’s meeting. In addition, the Board is encouraged to participate in internal and external director education courses, as described further in our Board Education Policy, to keep apprised of current and evolving issues, including areas of risk. External advisors also periodically present to the Board and the Committees on risks impacting the Company and the food industry.

Communications with the Board

Shareholders and others who wish to communicate with members of the Board as a group, with non-employee directors as a group, or with individual directors, may do so by writing to The J. M. Smucker Company, c/o Corporate Secretary, One Strawberry Lane, Orrville, Ohio 44667. The directors have requested that the Corporate Secretary act as their agent in processing any communications received. All communications that relate to matters within the scope of responsibilities of the Board and its Committees will be forwarded to the appropriate directors. Communications relating to matters within the responsibility of one of the Committees will be forwarded to the Chair of the appropriate Committee. Communications relating to ordinary business matters are not within the scope of the Board’s responsibility and will be forwarded to the appropriate executive officer at the Company. Solicitations, advertising materials, and frivolous or inappropriate communications will not be forwarded.

Commitment to Integrity: Our Code

Doing the Right Thing is one of our Basic Beliefs and is fundamental to our business. We emphasize that ethical conduct is vital to ensure successful, sustained business and business relationships. Our Code of Conduct is an extension of our long-standing principles and values. It applies to our employees and directors. The Code of Conduct is a resource that guides daily workplace conduct, and employees are expected to reference it frequently. The Code of Conduct outlines our expectations across numerous areas and situations in which ethical choices might be necessary, such as creating a positive work environment; engaging with customers, suppliers, and competitors; handling confidential and proprietary information and conflicts of interest; the exchange of gifts, meals, and entertainment; avoiding bribery and corruption and insider trading; our commitment to community, including corporate responsibility matters and philanthropic activities; and rules regarding food safety, advertising, and product labeling. Employees and directors are required to review and acknowledge the Code of Conduct on an annual basis and receive training at least once every three years. Additionally, employees receive annual compliance training on key topics throughout the year.

Any amendments to the Code of Conduct and any waivers of the Code of Conduct for or on behalf of any director, executive officer, or senior financial officer of the Company must be approved by the Board or by a Committee of the Board

The J. M. Smucker Company	2026 Proxy Statement	17

CORPORATE GOVERNANCE

to which authority to issue such waivers has been delegated by the Board. We continually review and update our Code of Conduct to address evolving compliance areas and risks. An updated Code of Conduct was approved by the Board in June 2025. Any amendments or waivers of the Code of Conduct will be promptly disclosed to the public, as required by applicable law, and will be disclosed on our website at www.jmsmucker.com. Waivers of the Code of Conduct for any other employee may be made only by an authorized officer of the Company. As of the date of this Proxy Statement, there have been no such waivers.

Procedures for Reporting Ethical, Accounting, Auditing, and Financial Related Issues

The Board has established procedures for employees to report violations of the Code of Conduct or complaints regarding accounting, auditing, and financial-related matters to their manager or supervisor, to the Chief Compliance Officer, the Chief Legal Officer, or directly to the Audit Committee. Reports to the Chief Compliance Officer or Chief Legal Officer may be made in writing, by telephone, in person, or may be submitted anonymously through the Company’s Integrity Portal, which is managed by an independent third-party service provider and is available 24 hours a day, seven days a week, in multiple languages, and can be accessed via phone or through the Internet at JMSIntegrity.com. Specifically, via phone in the U.S. and Canada, employees or concerned individuals can call toll-free 1-844-319-9352; in other countries, employees or concerned individuals can access the applicable country number at JMSIntegrity.com. We forbid retaliation, or threats of retaliation, against our employees who, in good faith, report violations of the Code of Conduct.

Availability of Corporate Governance Documents

Copies of the Articles, Regulations, Guidelines, Director Resignation Policy, Code of Conduct, Stock Ownership Guidelines, Audit Committee Charter, Compensation and People Committee Charter, and Nominating, Governance, and Corporate Responsibility Committee Charter are posted on our website at www.jmsmucker.com and are available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667.

18	The J. M. Smucker Company	2026 Proxy Statement

ELECTION OF DIRECTORS

(Proposal 1 on the proxy card)

The Board currently has 11 directors, all of whom will be up for election at the Annual Meeting of Shareholders to hold office for a term of one year. Unless instructed otherwise, the proxies intend to vote FOR the election of these nominees.

Each nominee has agreed to serve if elected. If any nominee declines, is unable to accept such nomination, or is unable to serve (an event which is not expected), the Board reserves the right, in its discretion, to substitute another person or nominee or to reduce the number of nominees. In this event, the proxy, with respect to such nominee or nominees, will be voted for such other person or persons as the Board may recommend.

The members of the Board, including those who are listed in this Proxy Statement as nominees for election, with information about each of them based on data furnished to us by these persons as of June 26, 2026, are as follows:

Nominees for Election as Directors Whose Proposed Terms Would Expire at the 2027 Annual Meeting

MERCEDES ABRAMO Age: 56 Director Since: 2023 Committee: Nominating Favorite Product: Café Bustelo

Professional Experience

Ms. Abramo has been the Regional Chief Executive Officer for North America of Ralph Lauren Corporation (“Ralph Lauren”), a global leader in the design, marketing, and distribution of luxury lifestyle products, since March 2025. Prior to joining Ralph Lauren, she was the Deputy Chief Commercial Officer of Cartier International SA (“Cartier”), an international chain of jewelry boutiques since March 2023. She also held several positions of increasing responsibility at Cartier, including President and Chief Executive Officer of North America; Vice President, Retail, North America; Assistant Vice President, Retail, New York Region; and Director, Fifth Avenue Mansion, United States Flagship. Prior to joining Cartier, Ms. Abramo spent five years with Tiffany & Co. in various Director positions and six years with various luxury hotels in management roles. Ms. Abramo is a founding member of Chief, a private network designed specifically for women leaders to strengthen their experience in the C-suite and effect change from the top down.

Skills and Qualifications

The Board concluded that Ms. Abramo should serve as a director primarily due to her extensive leadership experience in managing and overseeing retail, hospitality, and luxury goods. Specifically, Ms. Abramo brings significant leadership, finance, operating, and strategy experience through her positions with Ralph Lauren, Cartier, and Tiffany & Co. Ms. Abramo’s background enables her to provide valuable insights to the Board, particularly in strategy, operations, e-commerce, people management, marketing, supply chain, and in overseeing the Company’s finances and corporate responsibility areas.

The J. M. Smucker Company	2026 Proxy Statement	19

ELECTION OF DIRECTORS

TARANG AMIN Age: 61 Director Since: 2023 Committee: Compensation Favorite Product: Uncrustables

Professional Experience

Mr. Amin has been the Chairman and Chief Executive Officer of e.l.f. Beauty, Inc. (“e.l.f. Beauty”), a publicly traded cosmetics company, since August 2015. He took the company public in 2016 in one of the most successful initial public offerings in the beauty industry. Mr. Amin also served as President, Chief Executive Officer, and Director of e.l.f. Beauty from February 2014 through July 2015. Prior to joining e.l.f. Beauty, he was President, Chief Executive Officer, and Director of Schiff Nutrition International (“Schiff Nutrition”), a publicly traded nutritional supplements company, from March 2011 through March 2013 and held various leadership roles at The Clorox Company (“Clorox”) and The Procter & Gamble Company (“P&G”). Mr. Amin has been a director of Pharmavite, LLC, a dietary supplements company, since January 2020 and served as a director of Angie’s BOOMCHICKAPOP, a natural and organic snack brand, from June 2014 through October 2017.

Skills and Qualifications

The Board concluded that Mr. Amin should serve as a director primarily due to his extensive leadership experience at consumer goods companies and his experience serving as a director of other companies. Specifically, he brings significant leadership, finance, operating, and strategy experience through his positions with e.l.f. Beauty, Schiff Nutrition, Clorox, and P&G. Mr. Amin’s background enables him to provide valuable insights to the Board, particularly in strategy, operations, e-commerce, people management, marketing, supply chain, corporate governance, and overseeing our executive compensation practices.

SUSAN CHAPMAN- HUGHES Age: 57 Director Since: 2020 Committee: Compensation (Chair) Favorite Product: Uncrustables

Professional Experience

Ms. Chapman-Hughes was the Executive Vice President and General Manager, Global Head of Digital Capabilities, Transformation and Operations, Global Commercial Services of American Express Company, a financial services corporation, from February 2018 through February 2021. Prior to this role, Ms. Chapman-Hughes served in several Senior Vice President level positions since joining American Express Company in 2010. She is also a director, the chair of the compensation committee, and a member of the nominating and governance committee of Toast, Inc., a publicly traded cloud-based restaurant software company, since February 2021. In addition, Ms. Chapman-Hughes served as a director, the chair of the compensation committee, and a member of the nominating and governance committee of Potbelly Corporation, a publicly traded restaurant company, from May 2014 through June 2020.

Skills and Qualifications

The Board concluded that Ms. Chapman-Hughes should serve as a director primarily due to her extensive experience in managing and overseeing businesses, as well as her strong corporate governance experience as a member of a public company board. Specifically, Ms. Chapman-Hughes brings leadership and operating skills through her former roles with American Express Company. Ms. Chapman-Hughes’s background enables her to provide valuable insights to the Board, particularly in sales, strategy, digital capabilities and technology, innovation, change management, and overseeing our executive compensation and corporate responsibility practices.

20	The J. M. Smucker Company	2026 Proxy Statement

ELECTION OF DIRECTORS

BRUCE CHUNG Age: 52 Director Since: 2026 Committee: Audit Favorite Product: Uncrustables

Professional Experience

Mr. Chung has been the Executive Vice President and Chief Financial Officer for NRG Energy, a leading energy and smart home services company, since June 2023. He also served as the company’s Executive Vice President, Strategy and Mergers and Acquisitions, NRG Services from August 2022 to June 2023; Senior Vice President, Strategy and Mergers and Acquisitions, NRG Services from January 2021 through August 2022; and Senior Vice President, Strategy and Mergers and Acquisitions from August 2016 to January 2021, along with several other positions since he joined NRG Energy in 2008. Prior to Mr. Chung’s career at NRG Energy, he spent twelve years with Citigroup Inc., where he held positions in financial planning and analysis and investment banking.

Skills and Qualifications

The Board concluded that Mr. Chung should serve as a director primarily due to his extensive experience in managing and overseeing businesses, and his ability to drive operational transformation. Mr. Chung brings significant leadership, finance, operating, and strategy experience through his position with NRG Energy and his former role at Citigroup, Inc. Mr. Chung’s background enables him to provide valuable insights to the Board, particularly in finance, operations, strategy, mergers and acquisitions, risk management, transformation, and innovation.

JAY HENDERSON Age: 70 Director Since: 2016 Committee: Audit Favorite Product: Uncrustables

Professional Experience

Mr. Henderson retired as Vice Chairman, Client Service at PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) in June 2016, a position he held since 2007. He also served as PricewaterhouseCoopers’ Managing Partner of the Greater Chicago Market from 2003 through 2013. During his career at PricewaterhouseCoopers, Mr. Henderson gained significant experience working with the boards and audit committees of Fortune 500 companies and has managed major client relationships across multiple markets and industry sectors. He is the lead director, chair of the corporate governance committee, and a member of the audit, risk, human capital and compensation, technology and operations, and executive committees of Northern Trust Corporation, a publicly traded financial holding company, where he has served since July 2016, and a director, chair of the audit committee, and member of the finance and executive committees of Illinois Tool Works Inc., a publicly traded global multi-industrial manufacturer of specialized industrial equipment, consumables, and related service businesses, where he has served since August 2016. Mr. Henderson is also a member of the boards of several non-profit organizations.

Skills and Qualifications

The Board concluded that Mr. Henderson should serve as a director primarily due to his extensive experience in managing and overseeing businesses, his experience working with the boards and audit committees of large public companies, and his experience serving as a director of public companies and non-profit organizations. Specifically, Mr. Henderson brings leadership and operating skills through his former roles with PricewaterhouseCoopers. He has also been a Certified Public Accountant since 1977. Mr. Henderson’s background enables him to provide valuable insights to the Board, particularly in strategy, compliance, risk management, and overseeing the Company’s finances and cybersecurity practices.

The J. M. Smucker Company	2026 Proxy Statement	21

ELECTION OF DIRECTORS

JONATHAN JOHNSON III Lead Independent Director Age: 60 Director Since: 2022 Committees: Compensation, Nominating Favorite Product: Jif to Go

Professional Experience

Mr. Johnson was the Chief Executive Officer of Overstock.com, Inc. (now known as Bed, Bath & Beyond, Inc.) (“Overstock”), an online home furnishings retailer, from September 2019 through November 2023, and a member of its board of directors from May 2013 until November 2023. He also served as Overstock’s General Counsel, Senior Vice President, President, Executive Vice Chairman, Chairman, and Interim Chief Executive Officer. Between August 2016 and April 2021, Mr. Johnson served as the director and president of Medici Ventures, the corporate venture arm and former Overstock subsidiary. Prior to joining Overstock, Mr. Johnson was with TenFold Corporation, a software and services company, from May 1999 to September 2002 where he held various positions, including General Counsel and Chief Financial Officer. Mr. Johnson is also a member of the boards of several non-profit organizations.

Skills and Qualifications

The Board concluded that Mr. Johnson should serve as a director primarily due to his extensive leadership experience at ecommerce and technology companies. Specifically, Mr. Johnson brings leadership and operating skills through his current and former roles with Overstock. Mr. Johnson’s background enables him to provide valuable insights to the Board, particularly in ecommerce, supply chain, marketing, operations, general management, mergers and acquisitions, consumer products, technology, digital media, finance, risk management, and overseeing our executive compensation and corporate responsibility practices.

KIRK PERRY Age: 59 Director Since: 2017 Committee: Nominating Favorite Product: Hostess Donettes

Professional Experience

Mr. Perry has been the Chief Executive Officer of Kenvue Inc. (“Kenvue”), a global consumer health company of self-care, skin health and beauty, and essential health products, since November 2025, and the Interim Chief Executive Officer from July 2025 through November 2025. Prior to joining Kenvue, he spent four years as the President and Chief Executive Officer of Circana, Inc. (“Circana”), a global provider of technology, data, and predictive analytics for the consumer, retail, and media sectors, seven years as the President, Brand Solutions of Google Inc., a multinational technology company, and twenty-three years with P&G, where he held several positions of increasing responsibility in marketing and general management roles, including President, Global Family Care from May 2011 to December 2013. Mr. Perry has been a director of Kenvue since December 2024 and a board member of Chick-Fil-A, Inc., a privately-owned restaurant company, since August 2022. He previously served as a director of Circana from May 2021 through December 2025, e.l.f. Beauty, Inc., a publicly traded cosmetics company, from September 2016 to November 2022, and Hillerich & Bradsby Co. (Louisville Slugger), a privately-owned sporting goods manufacturer, from September 2013 to August 2016. He is also a member of the boards of several non-profit organizations.

Skills and Qualifications

The Board concluded that Mr. Perry should serve as a director primarily due to his extensive operational experience in marketing and brand management and his experience serving as a director of other organizations. Specifically, Mr. Perry brings leadership and operating skills through his position with Kenvue and his former roles at Circana, Google, Inc., and P&G. Mr. Perry’s background enables him to provide valuable insights to the Board, particularly in marketing, operations, general management, consumer products, technology, and digital media.

22	The J. M. Smucker Company	2026 Proxy Statement

ELECTION OF DIRECTORS

DAVID SINGER Age: 71 Director Since: 2026 Committee: Audit Favorite Product: Uncrustables

Professional Experience

Mr. Singer retired as Chief Executive Officer of Snyder’s-Lance, Inc., a manufacturer and marketer of snack foods, in May 2013, a position he held since July 2010. He also served as President and Chief Executive Officer of Lance, Inc. from January 2005 through July 2010. Earlier in his career, Mr. Singer spent nearly two decades with Coca-Cola Bottling Co. Consolidated, Inc., where he held a range of senior leadership positions, including Chief Financial Officer and Executive Vice President. Mr. Singer is a director, chair of the nominating and corporate governance committee, and a member of the human resources and compensation committee of Brunswick Corporation, a publicly traded marine recreation company, where he has served since December 2013. He also serves as a director and member of the audit and finance and technology and cybersecurity committees of Performance Food Group Company, a publicly traded food service distributor, where he has served since November 2019. Mr. Singer also previously served as a director of several other publicly traded companies, including SPX Flow, Inc. from January 2013 through April 2022, Flowers Foods, Inc. from 2010 to 2020, and Hanesbrands, Inc. from 2014 to 2020.

Skills and Qualifications

The Board concluded that Mr. Singer should serve as a director primarily due to his extensive leadership experience at consumer goods companies and his experience serving as a director of other companies. Specifically, Mr. Singer brings significant leadership, operating, and finance skills through his former roles with Snyder’s-Lance, Inc. and Coca-Cola Bottling Co. Consolidated, Inc. Mr. Singer’s background enables him to provide valuable insights to the Board, particularly in finance, operations, strategy, sales, marketing, risk management, governance, capital allocation, and supply chain.

MARK SMUCKER Age: 56 Director Since: 2009 Committee: None Favorite Product: Hostess Twinkies

Professional Experience

Mr. Smucker has been our Chief Executive Officer, President and Chair of the Board since February 2026. Prior to that time, he served as Chief Executive Officer and Chair of the Board, from April 2025 through February 2026; Chair of the Board, President, and Chief Executive Officer, from August 2022 through April 2025; President and Chief Executive Officer, from May 2016 through August 2022; President and President, Consumer and Natural Foods, from April 2015 through April 2016; President, U.S. Retail Coffee, from May 2011 through March 2015; and President, Special Markets, from August 2008 through April 2011. He is a director and a member of the nominating and corporate governance committee and the executive committee of Kimberly-Clark Corporation (“Kimberly-Clark”), a publicly traded global company that manufactures and sells consumer products, where he has served since September 2019. Mr. Smucker is the Chair of Consumer Brands Association, Vice Chair of National Association of Manufacturers, and Vice Chair of Ohio Business Roundtable. He is the son of Timothy Smucker, Honorary Chairman Emeritus, and nephew of Richard Smucker, Chairman Emeritus of the Board.

Skills and Qualifications

The Board concluded that Mr. Smucker should serve as a director largely due to his role as our Chief Executive Officer, President and Chair of the Board, his significant knowledge of the Company gained from more than 25 years of experience in various positions within the Company, and his experience serving as a director of Kimberly-Clark and in leadership positions with the Consumer Brands Association, National Association of Manufacturers, and Ohio Business Roundtable. The Board believes that the perspectives that Mr. Smucker brings to the Board are particularly valuable in light of the significance of the coffee and consumer foods businesses to the Company. The Board also believes that continuing participation by qualified members of the Smucker family on the Board is an important part of our corporate culture that has contributed significantly to our long-term success.

The J. M. Smucker Company	2026 Proxy Statement	23

ELECTION OF DIRECTORS

JODI TAYLOR Age: 63 Director Since: 2020 Committee: Audit (Chair) Favorite Product: Smucker’s Strawberry Jam

Professional Experience

Ms. Taylor retired as an executive officer of The Container Store Group, Inc., a publicly traded specialty retailer of storage and organization products, in March 2021. She was the Chief Financial Officer from December 2007 through August 2020, the Secretary from October 2013 through March 2021, and the Chief Administrative Officer from July 2016 through March 2021. Prior to joining The Container Store Group, Inc., Ms. Taylor spent nine years as the Chief Financial Officer and Secretary of Harold’s Stores, Inc., a regional specialty retailer of high-end apparel. In addition, Ms. Taylor has been a board member and chair of the audit committee of Wella Company, a privately-owned beauty company, since March 2023. She also previously served as a director and chair of the audit committee of Mister Car Wash, Inc., a former publicly traded company that is the largest car wash brand in the United States, from June 2021 through May 2026 when the company was taken private. She has been a certified public accountant since 1984 (inactive since 2021), starting with an accounting role at Deloitte & Touche L.L.P. She received her CERT Certificate in Cybersecurity Oversight in March 2023.

Skills and Qualifications

The Board concluded that Ms. Taylor should serve as a director primarily due to her extensive experience in managing and overseeing the businesses of both public and private companies, and her long career in the consumer retail and packaged goods industries. Specifically, Ms. Taylor brings significant leadership, finance, operating, and governance skills through her positions with The Container Store Group, Inc. and Harold’s Stores, Inc. Ms. Taylor’s background enables her to provide valuable insights to the Board, particularly in strategy, compliance, risk management, human resources, and overseeing our finances, cybersecurity, and corporate responsibility practices.

DAWN WILLOUGHBY Age: 57 Director Since: 2017 Committee: Nominating (Chair) Favorite Product: Smucker’s Natural Blackberry Fruit Spread

Professional Experience

Ms. Willoughby was the Executive Vice President and Chief Operating Officer of Clorox, a manufacturer and marketer of consumer and professional products, from September 2014 through January 2019. She also served as the company’s Senior Vice President and General Manager, Clorox Cleaning Division; Vice President and General Manager, Home Care Products; and Vice President and General Manager, Glad Products, along with several other positions since she was initially hired in 2001. Prior to Ms. Willoughby’s career at Clorox, she spent nine years with P&G, where she held several positions in sales management. Ms. Willoughby is a director, chair of the governance and corporate responsibility committee, and a member of the human capital and compensation and innovation committees of International Flavors and Fragrances, Inc., a publicly traded global company that produces flavors, fragrances, and cosmetic actives, where she has served since February 2023. She is also a director and chair of the management development and compensation committee of TE Connectivity Ltd., a publicly traded global company that provides connectivity and sensor solutions, where she has served since March 2020.

Skills and Qualifications

The Board concluded that Ms. Willoughby should serve as a director primarily due to her extensive leadership experience at consumer goods companies and her experience serving as a director of other organizations. Specifically, Ms. Willoughby brings leadership and operating skills through her former roles with Clorox and P&G and insights regarding corporate responsibility through her former role with Clorox. Ms. Willoughby’s background enables her to provide valuable insights to the Board, particularly in management, strategy, sales, marketing, governance, and overseeing our corporate responsibilities practices.

The Board unanimously recommends a vote FOR each of the nominees named in this Proxy Statement for election to the Board.

24	The J. M. Smucker Company	2026 Proxy Statement

BOARD AND COMMITTEE MEETINGS

Board Meetings

During fiscal year 2026, the Board held eleven meetings. All directors are required to attend at least 75% of the total number of Board and Committee meetings for which they were eligible. During fiscal year 2026, all directors attended at least 75% of the total number of Board and Committee meetings for which they were eligible. We have not adopted a formal policy requiring directors to attend the Annual Meeting of Shareholders. However, all directors attended the 2025 virtual Annual Meeting of Shareholders.

The Board has an Audit Committee, a Compensation Committee, and a Nominating Committee. All Committees are comprised entirely of independent Directors in accordance with the NYSE listing standards. Each Committee operates under a written charter, which is posted on our website at www.jmsmucker.com. Each Committee believes that its charter is an accurate and adequate statement of such Committee’s responsibilities, and each Committee reviews its charter on an annual basis to confirm that it continues to be an accurate and adequate statement of such responsibilities. The Audit Committee amended its charter in fiscal year 2026.

The table below shows current members of each of the Committees and the number of meetings held by each Committee in fiscal year 2026.

Name	Audit Committee	Compensation Committee	Nominating Committee

Mercedes Abramo

Tarang Amin

Susan Chapman-Hughes

Bruce Chung	F

Jay Henderson	F

Jonathan Johnson III

Kirk Perry

David Singer	F

Jodi Taylor	F

Dawn Willoughby

Number of Meetings	10	6	4
Chair Member F Financial Expert

If all of the director nominees are re-elected to the Board, the Board intends to appoint Tarang Amin as the Chair of the Compensation Committee immediately upon such re-election.

The J. M. Smucker Company	2026 Proxy Statement	25

BOARD AND COMMITTEE MEETINGS

Director Compensation

We use a combination of cash and stock-based compensation to attract, compensate, and retain non-employee directors who serve on the Board. The Compensation Committee engages its outside compensation consultant, Semler Brossy Consulting Group (“Semler Brossy”), to perform an annual review of director compensation in order to remain aware of current trends in director compensation. At the Compensation Committee’s January 2026 meeting, Semler Brossy presented a competitive review of director compensation (which is evaluated against the peer group set forth on page 54 of this Proxy Statement) and director compensation trends. Based on this review, the Compensation Committee and the Board did not recommend any Director compensation changes for fiscal year 2027. Employee directors do not receive compensation for their services as directors.

For fiscal years 2026 and 2027, non-employee directors received, or will receive, the following compensation:

Type of Compensation	Amount
Annual Retainer	$100,000 per year
Additional Annual Retainer for Lead Independent Director	$ 30,000 per year
Additional Annual Retainer for Audit Committee Members	$ 5,000 per year
Additional Annual Retainer for Audit Committee and Compensation Committee Chairs	$ 20,000 per year
Additional Annual Retainer for Nominating Committee Chair	$ 15,000 per year
Additional Annual Retainer for Serving on a Second Committee	$ 5,000 per year
Annual Grant of Deferred Stock Units	$170,000 in deferred stock units

The annual grant of deferred stock units having a value of $170,000 is made in October of each year. The deferred stock units are awarded under The J. M. Smucker Company 2020 Equity and Incentive Compensation Plan (the “2020 Plan”), which was approved by our shareholders at our 2020 Annual Meeting. The deferred stock units vest immediately upon grant and are entitled to dividends in the amount paid to all shareholders. These dividends are reinvested in additional deferred stock units.

Non-employee directors may elect to receive a portion of their annual retainer in the form of deferred stock units. Such amounts are deferred under the Nonemployee Director Deferred Compensation Plan, which the Board initially adopted on January 1, 2007, and most recently amended and restated on January 1, 2021 (the “Nonemployee Director Deferred Compensation Plan”). All deferred stock units, together with dividends credited on those deferred stock units, will be paid out in the form of common shares upon termination of service as a non-employee director (subject to a waiting period for deferred stock units granted in certain years).

26	The J. M. Smucker Company	2026 Proxy Statement

BOARD AND COMMITTEE MEETINGS

The following table reflects compensation earned by the non-employee directors for fiscal year 2026:

2026 Director Compensation

Name (1) (2)	Fees Earned or Paid in Cash ($)	Stock Awards ($) (3)	Option Awards ($) (4)	All Other Compensation ($) (5) (6)	Total ($)
Mercedes Abramo	$103,750	$170,000	—	—	$273,750
Tarang Amin	$100,000	$170,000	—	—	$270,000
Susan Chapman-Hughes	$120,000	$170,000	—	—	$290,000
Bruce Chung	$ 26,250	—	—	—	$ 26,250
Jay Henderson	$105,000	$170,000	—	—	$275,000
Jonathan Johnson III	$129,167	$170,000	—	—	$299,167
Kirk Perry	$100,000	$170,000	—	—	$270,000
Alex Shumate (7)	$ 21,666	—	—	—	$ 21,666
David Singer	$ 26,250	—	—	—	$ 26,250
Richard Smucker (8)	$ 91,666	—	—	$2,500	$94,166
Jodi Taylor	$125,000	$170,000	—	$1,000	$296,000
Dawn Willoughby	$115,000	$170,000	—	$5,000	$290,000

(1)

Mark Smucker is not included in this table as he is an employee of the Company and receives no compensation for his service as a director. The compensation received by Mark Smucker as an employee of the Company is shown in the “Summary Compensation Table” on page 63 of this Proxy Statement.

(2)

As of April 30, 2026, each non-employee director had the aggregate number of deferred stock units shown in the following table. Deferred stock units include deferred meeting and retainer compensation and annual stock unit awards valued at a predetermined dollar amount, along with additional stock units credited as a result of the reinvestment of dividends. None of the non-employee directors have any stock options.

Name	Deferred Stock Units
Mercedes Abramo	5,969
Tarang Amin	7,023
Susan Chapman-Hughes	8,759
Bruce Chung	275
Jay Henderson	15,115
Jonathan Johnson III	6,067
Kirk Perry	22,527
David Singer	0
Jodi Taylor	8,759
Dawn Willoughby	16,787

(3)

The amounts set forth in this column reflect the aggregate grant date fair value, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), for stock awards granted to the non-employee directors in the fiscal year ended April 30, 2026.

(4)	No stock options were awarded to non-employee directors in fiscal year 2026.

The J. M. Smucker Company	2026 Proxy Statement	27

BOARD AND COMMITTEE MEETINGS

(5)

The amount set forth in this column for Richard Smucker, Jodi Taylor, and Dawn Willoughby reflects a charitable matching gift under our matching gift program, which is available to all our full-time employees, directors, and retirees. We match gifts of up to $10,000 per calendar year for elected officers and directors and $2,500 per year for other full-time employees to accredited colleges, universities, and technical programs and to certain other designated charitable organizations.

(6)

Non-employee directors occasionally receive perquisites provided by or paid by us. During fiscal year 2026, these perquisites included samples of our products. The aggregate value of all benefits provided to each non-employee director in fiscal year 2026 was less than $10,000.

(7)	After many years of distinguished service, Alex Shumate retired from the Board on August 13, 2025.

(8)

The Board appointed Richard Smucker as a Chairman Emeritus on August 13, 2025, and intends to appoint him for another one-year term upon the expiration of his current term. In such role, Richard Smucker is entitled to (i) administrative resources and office support, (ii) reimbursement of reasonable business expenses, and (iii) an annual cash retainer of $100,000 payable in quarterly installments.

Stock Ownership Requirements

The Board has established a minimum share ownership requirement for non-employee directors equal in value to five times the annual cash retainer paid to each non-employee director. The Board policy also provides that each non-employee director should attain this ownership threshold within five years of joining the Board. All non-employee directors have met or exceeded the ownership requirement, except for Bruce Chung and David Singer, who were elected to the Board effective as of April 15, 2026.

Executive Sessions and Lead Independent Director

On a regular basis, the independent directors hold meetings in executive session without the presence of management. In fiscal year 2026, the Board held six regularly scheduled executive sessions, as well as four executive sessions following special meetings, in which only the independent directors were present. As provided in the Guidelines, these meetings were chaired by Jonathan Johnson III, the Lead Independent Director.

Meetings of the independent directors are chaired by the Lead Independent Director, who is recommended by the Nominating Committee and selected by the independent directors. The Lead Independent Director serves at the pleasure of the Board for a term of one year or until such Lead Independent Director is no longer a director or no longer meets the definition of an independent director. The Board intends to rotate the Lead Independent Director every five years. The Lead Independent Director may be removed by the independent directors with or without cause at any time without notice. The Lead Independent Director coordinates the activities of the other independent directors and performs such other duties and responsibilities as the Board may determine, including the following:

Preside at all meetings of the Board at which the Chair of the Board is not present;

Serve as a liaison between the Chief Executive Officer and the independent directors;

Call executive sessions or meetings of the independent directors and preside at all such executive sessions or meetings;

Provide input and approve meeting materials sent to the Board, including the quality, quantity, appropriateness, and timeliness of such information;

Provide input and approve meeting agendas and schedules for the Board meetings;

Serve as an advisor to the Committee chairs in fulfilling their designated roles and responsibilities;

Provide Board performance feedback to the Chair of the Board and assist with Board and Committee evaluations;

Recommend consultants or outside advisors to the Board as necessary or appropriate;

Assist with the recruitment of director candidates; and

Lead the performance evaluation of the Chief Executive Officer with support from the Chair of the Compensation Committee.

28	The J. M. Smucker Company	2026 Proxy Statement

BOARD AND COMMITTEE MEETINGS

Nominating, Governance, and Corporate Responsibility Committee Meetings in Fiscal Year 2026: 4 Current Committee Members: Dawn Willoughby (Chair) Mercedes Abramo Jonathan Johnson III Kirk Perry

Primary Responsibilities

  Developing qualifications and criteria for selecting and evaluating director nominees and evaluating current directors

  Completing customary vetting procedures and background checks for individuals suggested for potential Board membership

  Considering and proposing director nominees for election at our Annual Meeting of Shareholders

 Recommending candidates to fill Board vacancies as they may occur

  Making recommendations to the Board regarding memberships for the Nominating Committee, the Audit Committee, and the Compensation Committee

  Developing and generally monitoring the Guidelines and, at least annually, leading the directors in a discussion of major corporate governance issues

  Reviewing and making recommendations to the Board regarding proposed changes to our Articles and Regulations

  Reviewing shareholder proposals relating to corporate governance and other matters and recommending responses to the Board

  Developing and implementing an annual self-evaluation process of the Board’s performance and sharing the results with the Board

  Considering potential conflicts of interest of directors and management and making recommendations to prevent, minimize, or eliminate such conflicts

  Reviewing annually, or more frequently if necessary, succession planning for our executive officers and directors and reporting its findings and recommendations to the Board

 Making recommendations to the Board regarding director orientation and continuing training and reviewing annually a report on the educational programs attended and reported by each director

Overseeing shareholder engagement efforts and developing procedures for shareholders to communicate with the Board

  Administering the annual evaluation of the Board

 Reviewing and discussing with senior management the Company’s risks associated with the Board’s organization, membership, and structure, succession planning for directors and executive officers, and corporate governance

 Supporting and assisting the Board in overseeing the Company’s corporate responsibility policies, processes, and commitments and receiving regular updates from management regarding the Company’s corporate responsibility activities

  Appointing the members of the Charitable Contributions Committee and overseeing the activities and contributions of such committee

 Performing other functions or duties deemed appropriate by the Board

The J. M. Smucker Company	2026 Proxy Statement	29

BOARD AND COMMITTEE MEETINGS

Compensation and People Committee

Meetings in Fiscal Year 2026: 6

Current Committee Members*:

Susan Chapman-Hughes (Chair)

Tarang Amin

Jonathan Johnson III

*   If Tarang Amin is re-elected to the Board, the Board intends to appoint him as the Chair of the Compensation Committee immediately upon such re-election.

Primary Responsibilities

 Establishing, reviewing, and implementing our compensation philosophy

  Reviewing and approving corporate performance goals, objectives, and payout curves relating to compensation of our executive officers and evaluating our executive officers’ performance against these goals

  Evaluating the performance of the Chief Executive Officer in concert with the Lead Independent Director

 Considering the compensation of the Chief Executive Officer in relation to performance and the market and making recommendations to the independent directors for their approval

  Reviewing and approving the annual base salaries and incentive compensation opportunities of our executive officers

  Reviewing and approving any proposed employment, consulting, change-in-control, or other agreement, or any proposed benefit, severance, or retention plan with our executive officers

 Approving and administering the terms and policies of our equity incentive plans and grants of equity or equity-based awards for our executive officers

 Appointing the members of the Benefit Plans Design Committee and overseeing the activities of such committee

  Reviewing compensation issues related to key management succession and pay equity

 Supporting the Board in overseeing, monitoring, and reporting on our strategies and policies related to key people management policies and practices, including with respect to matters such as pay equity, workplace environment, and talent development and retention

 Overseeing regulatory compliance with respect to compensation matters

  Reviewing the compensation paid to non-employee directors and, as appropriate, making recommendations to the Board

 With the assistance of our management and any outside consultants the Compensation Committee deems appropriate, overseeing the risk assessment of our compensation arrangements and reviewing, at least annually, the relationship (if any) between our risk management policies and practices and our compensation arrangements

 Overseeing shareholder communications and shareholder votes on executive compensation matters, including the frequency of such votes, and assessing the results of shareholder advisory votes on executive compensation

  Developing stock ownership guidelines for our directors and executive officers and monitoring compliance with such guidelines

30	The J. M. Smucker Company	2026 Proxy Statement

BOARD AND COMMITTEE MEETINGS

  Selecting an appropriate peer group of companies of similar size in similar industries, targeting an appropriate total pay positioning in relation to such peer group, and monitoring the competitiveness of executive officer pay against such peer group in relation to the Company’s relative performance

  Assessing the independence of, setting the fees or other retention terms for, and engaging compensation consultants and other advisers to help evaluate non-employee director and executive officer compensation

  Overseeing the implementation and administration of any clawback or recoupment policy allowing the Company to recoup compensation paid to employees covered under such policy

  Performing other functions or duties deemed appropriate by the Board

Additional information about the Compensation Committee and related topics is provided in the “Compensation Discussion and Analysis” section of this Proxy Statement.

Report

The Compensation Committee Report is set forth on page 62 of this Proxy Statement.

The J. M. Smucker Company	2026 Proxy Statement	31

BOARD AND COMMITTEE MEETINGS

Audit Committee

Meetings in Fiscal Year 2026: 10

(includes video or in-person meetings to review the Company’s quarterly and annual filings with the SEC on Form 10-Q and Form 10-K, respectively, and earnings release information)

Current Committee Members:

Jodi Taylor (Chair)

Bruce Chung

Jay Henderson

David Singer

Primary Responsibilities

Determining annually that at least one of its members meets the definition of “audit committee financial expert” as defined by Regulation S-K

Reviewing annually the financial literacy of each of its members, as required by the NYSE

Appointing and periodically reviewing the performance of the Independent Auditors and pre-approving all services and related fees for the year

Reviewing with the Independent Auditors the scope and thoroughness of the Independent Auditors’ examination and considering recommendations of the Independent Auditors

Reviewing the sufficiency and effectiveness of our system of internal controls, including compliance with Section 404 of the Sarbanes-Oxley Act of 2002, with our financial officers, the Independent Auditors, and, to the extent the Audit Committee deems necessary, legal counsel

Reviewing and discussing our earnings press releases and quarterly and annual filings with the SEC on Form 10-Q and Form 10-K, respectively

Reviewing and overseeing our policies, procedures, controls, and compliance with respect to the financial reporting of corporate responsibility matters

Overseeing the Internal Audit function, including approving the appointment and annual compensation of the lead internal auditor, reviewing summaries and reports from Internal Audit, and approving the annual Internal Audit plan

Reviewing and monitoring, with our senior management, our overall financial risk exposures and risk management process, including reviewing our risk management hedging strategies and cybersecurity processes and risk mitigation strategies

Overseeing the Ethics and Compliance function, including establishing procedures for addressing complaints regarding accounting, internal controls, or other auditing matters; reviewing reports to confirm the Company is in compliance with applicable legal compliance requirements; reviewing legal and regulatory matters that have a material impact on the financial statements, policies, and internal controls of the Company; and receiving reports of any violations of the Code of Conduct by directors or executive officers

Reviewing and approving, as appropriate, related party transactions consistent with the guidelines set forth in the Code of Conduct and our related party transaction policy

Appointing the members of the Retirement Administration and Investments Committee and overseeing the activities of such committee

Reviewing and approving the independent auditors of our pension plans and reviewing the pension plans’ audit results

Performing other functions or duties deemed appropriate by the Board

32	The J. M. Smucker Company	2026 Proxy Statement

BOARD AND COMMITTEE MEETINGS

Financial Literacy and Independence

The Audit Committee reviewed the financial literacy and independence of each of its members, as required by the listing standards of the NYSE, and determined that each of its members meets the criteria established by the NYSE. The Audit Committee and the Board also reviewed the definition of an “audit committee financial expert” as set forth in Regulation S-K and determined that each of its members satisfy the criteria for an independent audit committee financial expert.

Report

The Report of the Audit Committee is set forth on page 34 of this Proxy Statement.

The J. M. Smucker Company	2026 Proxy Statement	33

REPORT OF THE AUDIT COMMITTEE

The Audit Committee Members

The Audit Committee is composed of four independent directors, each of whom satisfies the independence requirement of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the financial literacy criteria required by the listing standards of the NYSE. The Board has also determined that all of our Audit Committee members satisfy the financial expertise requirements of the NYSE and have the requisite experience to be designated an “audit committee financial expert” as that term is defined by the rules of the SEC.

Roles and Responsibilities

The Audit Committee operates under a written charter adopted by the Audit Committee and approved by the Board. The charter was most recently amended in October 2025. The Audit Committee oversees our financial reporting process on behalf of the Board and serves as the primary communication link between the Board as the representative of our shareholders, the Independent Auditors (Ernst & Young LLP), and our internal auditors. Our management is responsible for the preparation, presentation, and integrity of our financial statements and for maintaining appropriate accounting and financial reporting policies and practices, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Independent Auditors are responsible for auditing our consolidated financial statements and expressing an opinion as to their conformity with generally accepted accounting principles and on the effectiveness of the Company’s internal controls over financial reporting in accordance with the requirements of the Public Company Accounting Oversight Board (the “PCAOB”).

Required Disclosures and Discussions

In fulfilling its responsibilities during the fiscal year, the Audit Committee reviewed and discussed with management and the Independent Auditors the financial statements and related financial statement disclosures included in our Quarterly Reports on Form 10-Q and the audited financial statements and related financial statement disclosures included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2026. The Audit Committee also reviewed with the Independent Auditors their judgments as to the Company’s internal controls over financial reporting and the quality and acceptability of our accounting policies, management judgments, and accounting estimates. The Audit Committee’s review with the Independent Auditors included a discussion of other matters required to be discussed under Auditing Standards promulgated by the PCAOB. The Independent Auditors have provided the Audit Committee with the written disclosures required by the PCAOB standards regarding communications with the Audit Committee concerning independence and have discussed those disclosures with the Audit Committee. The Audit Committee also considered the compatibility of non-audit services with the Independent Auditors’ independence and pre-approved all non-audit services to be provided by the Independent Auditors in accordance with the Audit Committee’s policies and procedures and applicable laws and regulations.

Committee Recommendation to Include Financial Statements in Annual Report

The Audit Committee discussed with our internal auditors and Independent Auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and Independent Auditors, with and without management present, to discuss the results of the auditors’ examinations, their evaluations of our internal controls, including a review of the disclosure control process, and the overall quality of our financial reporting. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2026.

              AUDIT COMMITTEE

              Jodi Taylor, Chair

              Bruce Chung

              Jay Henderson

              David Singer

34	The J. M. Smucker Company	2026 Proxy Statement

SERVICE FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table summarizes the aggregate fees, including out-of-pocket expenses, paid to the Independent Auditors for the fiscal years ended April 30, 2026 and April 30, 2025:

	2026 Fees (in thousands)	2025 Fees (in thousands)	Description

Audit Fees	$4,554	$5,372

Audit fees consist of (i) the audit of our consolidated financial statements as of and for the fiscal years ended April 30, 2026 and April 30, 2025; (ii) the audit of the effectiveness of internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002; and (iii) the reviews of our unaudited condensed consolidated interim financial statements as of July 31, October 31, and January 31 for fiscal years 2026 and 2025. The decrease in audit fees for fiscal year 2026 is primarily attributable to integration and divestiture activities in fiscal year 2025 that were non-recurring in fiscal year 2026.

Audit-Related Fees	$250	$581

Fees for services that are related to the performance of the audit or review of financial statements and are not included in “Audit Fees,” including financial reporting advisory services, acquisition-related due diligence, audits of financial statements of divested businesses, subscription to on-line research services, and other attest services. The decrease in audit-related fees for fiscal year 2026 is primarily attributable to pre-system implementation audit procedures surrounding certain IT systems and applications in fiscal year 2025 that were non-recurring in fiscal year 2026.

Tax Fees	$1,343	$2,767

Tax fees are primarily for tax work in connection with strategic transactions and for tax compliance, preparation, and planning services. The decrease in tax fees for fiscal year 2026 is primarily attributable to mergers and acquisitions tax advisory services in fiscal year 2025 that were non-recurring in fiscal year 2026.

All Other Fees	$—	$—	Fees for services that are not included in the above categories.
TOTAL	$6,147	$8,720

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee charter, as well as the policies and procedures adopted by the Audit Committee, require that all audit and permitted non-audit services provided by the Independent Auditors be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and, in limited circumstances, other services. In determining whether to pre-approve any such services, the Audit Committee considers whether such services are consistent with the SEC’s and PCAOB’s rules on auditor independence and whether the provision of such services by an independent auditor would impair the independent auditor’s independence. The Audit Committee’s pre-approval identifies with particularity the type of service to be provided and the fixed amount or range of estimated fees. Such service descriptions contain sufficient detail so that management is not required to exercise discretion in interpreting the scope of the pre-approved service.

Should it be necessary to engage the Independent Auditors for additional services between scheduled Audit Committee meetings, the Chair of the Audit Committee has been delegated the authority to approve such permitted services up to $250,000 for a specific engagement. The Chair of the Audit Committee then reports such pre-approval at the next Audit Committee meeting. The approval policies and procedures of the Audit Committee do not include delegation of the Audit Committee’s responsibility to our management.

All services described above were pre-approved by the Audit Committee, or the Chair of the Audit Committee, before the Independent Auditors were engaged to render the services, in accordance with the approval policies and procedures adopted by the Audit Committee.

The J. M. Smucker Company	2026 Proxy Statement	35

INDEPENDENT AUDITOR REVIEW AND APPOINTMENT PROCESS

The Audit Committee has the primary responsibility for the appointment, compensation, and oversight of the Independent Auditors, as well as the approval and ratification of the lead audit partner selected by the Independent Auditors. The Audit Committee evaluates the performance of the Independent Auditors, including the senior audit engagement team members, each year and determines whether to re-engage the current Independent Auditors or consider other audit firms. The Audit Committee has implemented a formal written evaluation process to evaluate the performance of the current Independent Auditors. The evaluation includes, among other things:

A review of the audit planning process, the overall audit scope and plans, and the results of internal and external audit examinations;

The experience, knowledge, capabilities, technical expertise, and skills of the firm, engagement partner, and audit team and the quality and efficiency of the audit services provided;

The communications, interaction, and accessibility of the engagement partner and audit team with the Audit Committee and the Chair of the Audit Committee;

The independence, objectivity, integrity, and professional skepticism of the firm, engagement partner, and audit team;

The development and management of the audit budget and audit fees paid; and

Other questions related to the independence of the Independent Auditors and the ability of the Independent Auditors to remain independent.

Based on these evaluations, the Audit Committee decided that it was in the best interest of the Company and its shareholders to engage Ernst & Young LLP as our Independent Auditors for fiscal year 2027. Although the Audit Committee has the sole authority to appoint the Independent Auditors, it has continued its long-standing practice of recommending that the Board ask our shareholders to ratify the appointment of the Independent Auditors at our Annual Meeting of Shareholders.

BENEFITS OF A LONG-TENURED AUDITOR

The Audit Committee considered the tenure of the Independent Auditors and determined that a number of benefits of a long-tenured auditor exist, including:

Through more than 70 years of experience with the Company, the Independent Auditors have gained a deep understanding of the Company and its businesses, the industry in which it operates, accounting policies and practices, internal controls over financial reporting, and risks;

Efficiencies have been gained in the audit process, resulting in an efficient fee structure that is competitive with our peer companies; and

Appointing a new auditor would require a significant amount of management’s time for onboarding activities.

COMMUNICATIONS WITH THE AUDIT COMMITTEE

The Code of Conduct has established procedures for receiving confidential, anonymous complaints by employees and from third parties regarding accounting, internal accounting controls, or auditing matters. The Chief Compliance Officer and Vice President, Internal Audit advise the Audit Committee regarding any reports or investigations related to accounting, internal accounting controls, or auditing matters. The Chair of the Audit Committee receives an automatic notification if a significant financial issue is reported. The Code of Conduct is posted on our website at www.jmsmucker.com.

36	The J. M. Smucker Company	2026 Proxy Statement

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 2 on the proxy card)

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent external audit firm retained to audit our financial statements. The Audit Committee has appointed Ernst & Young LLP as our independent external auditor for the fiscal year ending April 30, 2027. Ernst & Young LLP has served as our independent external auditor continuously since fiscal year 1955. The Audit Committee is responsible for the audit fee negotiations associated with the retention of Ernst & Young LLP. In order to ensure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as our independent external auditor is in the best interests of our shareholders. The Audit Committee has requested that our shareholders ratify this decision.

A representative of Ernst & Young LLP will be present at the Annual Meeting with an opportunity to make a statement, if so desired, and to respond to appropriate questions with respect to that firm’s examination of our financial statements for the fiscal year ended April 30, 2026.

Although shareholder ratification is not required under the laws of the State of Ohio, we are submitting the appointment of Ernst & Young LLP to our shareholders for ratification at the Annual Meeting as a matter of good corporate practice and in order to provide a means by which shareholders may communicate their opinion to the Audit Committee. If our shareholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will reconsider whether to retain Ernst & Young LLP and may retain that firm or another firm without re-submitting the matter to our shareholders. Even if our shareholders ratify the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

The affirmative vote of the holders of a majority of the votes cast on this proposal, based upon one vote for each common share owned as of the record date, is necessary to ratify the appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm. Abstentions, broker non-votes, and shares not in attendance and not voted at the Annual Meeting will have no effect on the vote for this proposal. Unless otherwise directed, common shares represented by proxy will be voted “FOR” the approval of this proposal.

The Board unanimously recommends a vote FOR ratification of the appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm.

The J. M. Smucker Company	2026 Proxy Statement	37

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

(Proposal 3 on the proxy card)

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in 2010 (the “Dodd-Frank Act”), requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers (collectively, the “Named Executive Officers”) as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC under Section 14A of the Exchange Act. In 2023, our shareholders voted to conduct this advisory vote on an annual basis until at least 2029.

As described in detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of the Named Executive Officers with the interests of our shareholders. Our compensation programs are designed to reward the Named Executive Officers for achieving our short-term and long-term strategic and operational goals and creating long-term shareholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of the Named Executive Officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on us, the Board, or the Compensation Committee. To the extent there is any significant vote against the Named Executive Officers’ compensation as disclosed in this Proxy Statement, the Board and the Compensation Committee will evaluate what actions, if any, may be necessary to address the concerns of our shareholders.

At our 2025 Annual Meeting, our executive compensation program received approval from approximately 93% of the votes cast. We believe that this result demonstrates our shareholders’ endorsement of the Compensation Committee’s executive compensation decisions and policies. Nonetheless, we have continued to refine our incentive awards programs, as set forth in more detail below in the “Compensation Discussion and Analysis” section of this Proxy Statement.

The affirmative vote of the holders of a majority of the votes cast on this proposal, based upon one vote for each common share owned as of the record date, is necessary to approve, on an advisory basis, our executive compensation. Abstentions, broker non-votes, and shares not in attendance and not voted at the Annual Meeting will have no effect on the vote for this proposal. Unless otherwise directed, common shares represented by proxy will be voted “FOR” the approval of this proposal. Accordingly, we ask our shareholders to vote on the following resolution at our Annual Meeting:

“RESOLVED, that our shareholders approve, on an advisory basis, the compensation of our Named Executive Officers, as disclosed in our Proxy Statement for the 2026 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the 2026 Summary Compensation Table, and the other related tables and disclosures.”

KEY COMPENSATION PRACTICES

✓ Performance-based pay makes up 75%—88% of Named Executive Officers’ target compensation

✓ Varied metrics for short-term and long-term incentive awards

✓ Robust stock ownership policy for executive officers

✓ Compensation practices do not encourage excessive risk taking

✓ Compensation consultant only provides services to Compensation Committee

✓ Use of tally sheets to approve Named Executive Officers’ compensation

✓ No tax gross-ups policy

✓ Clawback policy

✓ No hedging and no pledging policies

The Board unanimously recommends a vote FOR the approval of the compensation of our Named Executive Officers, as disclosed in this Proxy Statement.

38	The J. M. Smucker Company	2026 Proxy Statement

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee regularly reviews our compensation philosophy and objectives. The Compensation Committee is also responsible for reviewing and approving compensation for our executive officers on an annual basis. A description of the Compensation Committee’s responsibilities is set forth in detail in its charter, which is posted on our website at www.jmsmucker.com. Our Named Executive Officers for fiscal year 2026 are listed below:

Named Executive Officer	Title

Mark Smucker	Chief Executive Officer, President and Chair of the Board

Tucker Marshall	Chief Financial Officer | Executive Vice President, Frozen Handheld and Spreads and Sweet Baked Snacks

John Brase	Former President and Chief Operating Officer

Robert Ferguson	Chief Product Supply Officer | Executive Vice President, Coffee, Pet, and Away From Home

Jeannette Knudsen	Chief Legal Officer and Secretary

Jill Penrose	Chief People and Administrative Officer | Chief of Staff

Set forth below is a detailed discussion of our compensation program for our executive officers organized as follows:

Executive Summary

We manage our business with the long-term objective of providing value to all our constituents — namely, consumers, customers, employees, suppliers, communities in which we have a presence, and shareholders. Our compensation philosophy is that compensation for employees, including our executive officers, should:

Target the market median with a strong focus on paying for performance;

Be fair and equitable when viewed both internally and externally; and

Be competitive in order to attract, reward, and retain the best qualified individuals.

We have designed our compensation programs to reflect each of these characteristics. Our executive officers receive a compensation package that primarily consists of an annual base salary, short-term incentive awards, and long-term incentive awards. For fiscal year 2026, 75% to 88% of the target principal compensation components for the Named Executive Officers were variable and tied to financial and strategic performance. The performance-based incentives seek to

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EXECUTIVE COMPENSATION

reward both short-term and long-term results and to align the interests of our executive officers and other participants with the interests of our shareholders. For example, by not achieving the threshold goals for the performance units granted in fiscal year 2024, with a performance period ending at the completion of fiscal year 2026, the compensation for the Named Executive Officers was significantly less than their annual target compensation.

For fiscal year 2026, Mark Smucker, Tucker Marshall, Jeannette Knudsen, and Jill Penrose had annual cash incentive awards based on the achievement of our annual performance targets for adjusted operating income, net sales, and free cash flow. Such awards for corporate executive officers in fiscal year 2026 were based 70% on the achievement of the adjusted operating income target, 20% on the achievement of the net sales target, and 10% on the achievement of the free cash flow target. Robert Ferguson was responsible for the Coffee reportable segment during fiscal year 2026 and, therefore, 50% of his award was tied to corporate results, with 30% on the achievement of the adjusted operating income target, 10% on the achievement of the Company net sales target, and 10% on the achievement of the free cash flow target, and 50% aligned with reportable segment performance, with 30% on the achievement of Coffee segment profit and 20% on the achievement of Coffee net sales.

The Compensation Committee generally sets performance targets for participants, including executive officers, in June of each year for the fiscal year commencing on May 1st. The performance targets established by the Compensation Committee for both our short-term and long-term incentive awards for fiscal year 2026, including adjusted operating income, net sales, free cash flow, adjusted earnings per share, average net sales growth, and, in some cases, reportable segment performance, required participants, including executive officers, to perform at a high level to achieve targets and earn associated performance-based compensation. The Compensation Committee approved a target range for net sales with expanded payout curves around the target range given macro-economic uncertainty at the time fiscal year 2026 targets were determined in June 2025.

Fiscal Year 2026 Financial Performance

The chart below summarizes our key financial results for fiscal year 2026 compared to fiscal year 2025. Our fiscal year 2026 performance was delivered amid a challenging business environment, including underperformance of our Sweet Baked Snacks reportable segment, cost inflation, tariffs, and supply chain disruptions. The strong results we achieved this year were thanks to the hard work of our dedicated employees, the strength of our strategy, and the continued momentum of our brands. The successful balance of operating efficiently and investing in the growth of our brands, allowed us to realize strong, aggregate financial results.

Dollars in millions except per share data	Fiscal 2026	Fiscal 2025	Change (%)

Net Sales	$9,050.9	$8,726.1	4%

Adjusted Operating Income*	$1,678.3	$1,824.7	(8)%

Adjusted Earnings Per Share*	$9.15	$10.12	(10)%

Free Cash Flow*	$1,156.2	$816.6	42%

Fiscal Year End Stock Price	$98.03	$116.27	(16)%

*

Adjusted operating income and adjusted earnings per share exclude certain items affecting comparability that can significantly affect the year-over-year assessment of operating results, which include amortization expense and impairment charges related to intangible assets, certain divestiture, acquisition, integration, and restructuring costs, gains and losses on divestitures, the net change in cumulative unallocated derivative gains and losses on commodity and foreign currency exchange derivative activities, and other infrequently occurring items that do not directly reflect ongoing operating results. Income taxes, as adjusted, are calculated using an adjusted effective income tax rate that is applied to adjusted income before income taxes and reflects the exclusion of the previously discussed items, as well as any adjustments for one-time tax related

40	The J. M. Smucker Company	2026 Proxy Statement

EXECUTIVE COMPENSATION

activities, when they occur. While this adjusted effective income tax rate does not generally differ materially from our GAAP effective income tax rate, certain exclusions from non-GAAP results, such as the unfavorable tax impact associated with the impairment charges for the Sweet Baked Snacks reporting unit, can significantly impact our adjusted effective income tax rate.

Generally, net sales, adjusted operating income, and adjusted earnings per share are calculated as defined for incentive compensation purposes, but as permitted by the plan, may be modified to exclude other items as determined by the Compensation Committee to adjust for any undue benefit or unintended detriment as a result of significant unplanned one-time items. Fiscal year 2026 and 2025 financial results were not modified; however, the Compensation Committee modified the fiscal year 2025 targets to exclude the portion attributable to the divestitures of certain Sweet Baked Snacks value brands and the Voortman® business for the months subsequent to those divestitures.

Consistent with prior years, in assessing fiscal year 2026 performance, the Compensation Committee reviewed all items excluded from non-GAAP performance measures for the purpose of measuring results under our incentive compensation plans. The Compensation Committee believes that using non-GAAP metrics is an appropriate way to measure Company performance for incentive compensation purposes. Adjusting certain items from GAAP results ultimately provides a more representative and comparable view of our operating performance. Using non-GAAP metrics also aligns with the performance metrics provided in our earnings guidance, financial reporting, and other Company disclosures.

This practice is common among our peers and helps avoid both unmerited windfalls and penalties that are beyond the control of our management, while promoting accountability and aligning compensation to performance objectives that accurately reflect underlying Company performance. Generally, net sales, adjusted operating income, and adjusted earnings per share are calculated as defined for purposes of determining our short-term and long-term incentive awards, but, as permitted by the plan, may be modified to exclude other items as determined by the Compensation Committee to adjust for any undue benefit or unintended detriment as a result of significant unplanned one-time items.

The Compensation Committee did not make any modifications to the targets for fiscal year 2026, including the three-year performance targets set in July 2023 for adjusted earnings per share and return on invested capital, despite the unanticipated negative impact that tariffs had on the Company’s financial results, primarily adjusted earnings per share.

In assessing fiscal year 2026 financial performance, the Compensation Committee determined that using non-GAAP metrics was an appropriate and consistent way to measure Company performance for fiscal year 2026 incentive compensation purposes. Our fiscal year 2026 financial performance was a key factor in the compensation decisions for the year. Notably, the underperformance of our Sweet Baked Snacks reportable segment had a significant impact on the fiscal year 2026 compensation for all employees who participate in our short-term and long-term incentive plans, including our executive officers, as more specifically set forth below:

For our short-term incentive awards, we achieved adjusted operating income of $1,678.3 million, representing 101% of the target amount, and net sales of $9,050.9 million, which falls within the target range of $8,893.4 to $9,073.0 million for an incentive payout in conjunction with the net sales portion of the short-term incentive awards. Due to the dynamic macro-economic uncertainty at the time the fiscal year 2026 targets were being determined in June 2025, the Compensation Committee approved a target range for net sales and expanded the payout curves at both the threshold and maximum. Despite the underperformance of our Sweet Baked Snacks reportable segment, the Coffee reportable segment overperformed resulting in strong top line results. Although we slightly exceeded the total Company target for adjusted operating income, the results were also materially impacted by the underperformance of our Sweet Baked Snacks reportable segment. Through strong cash and capital management, the Company’s free cash flow results were $1,156.2 million, which exceeded the target of $875.0 million, representing 132% of target. Overall, the corporate performance portion of the short-term incentive award paid out at 117% of target for the corporate executive officers. The Coffee reportable segment exceeded plan for both net sales and segment profit, resulting in a total payout of 160% of target for Robert Ferguson.

The J. M. Smucker Company	2026 Proxy Statement	41

EXECUTIVE COMPENSATION

For our long-term incentive awards, fiscal year 2024 performance units were granted in June 2023 and settled in June 2026 based on our performance for the three-fiscal-year period commencing May 1, 2023 and ending April 30, 2026. We achieved adjusted earnings per share of $9.15, representing 87% of the target amount, and return on invested capital of 1.85%, representing 22% of the target amount, which were each below the minimum thresholds for an incentive payout in conjunction with the adjusted earnings per share and return on invested capital portions of the long-term incentive awards. These thresholds associated with our long-term incentive awards were not met primarily due to the impairment charges related to the goodwill of the Sweet Baked Snacks reporting unit, the impairment charges related to the Hostess brand indefinite-lived trademark, and the unanticipated impacts of tariffs. None of the participants in our long-term incentive program, including our executive officers, received any payout associated with the fiscal year 2024 performance units granted in June 2023 and settled in June 2026.

2025 Say-On-Pay Advisory Vote Outcome

At our 2025 Annual Meeting, our executive compensation program received approval from approximately 93% of the votes cast. We believe that this result demonstrates our shareholders’ endorsement of the Compensation Committee’s executive compensation decisions and policies. This shareholder vote was one of many factors contributing to the Compensation Committee’s decision not to make significant changes to our compensation mix, peer group, or target pay levels. Nonetheless, we have continued to refine our incentive awards programs, as set forth in this “Compensation Discussion and Analysis” section of this Proxy Statement. The Compensation Committee will continue to consider results from future shareholder advisory votes, which will continue to be held annually unless shareholders select a different frequency of future votes on executive compensation, in its ongoing evaluation of our executive compensation programs and practices.

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EXECUTIVE COMPENSATION

Significant Compensation Practices

Our compensation programs, practices, and policies are reviewed and reevaluated on an ongoing basis. We modify our compensation programs and practices to address evolving best practices and changing regulatory requirements. Listed below are some of our more significant practices and recent modifications.

Practices	Recent Modifications

Performance-Based Pay

As discussed above, we abide by a strong pay for performance philosophy. For fiscal year 2026, 75% to 88% of the target principal compensation components for the Named Executive Officers were variable and tied to financial and strategic performance. Given the large portion of the Named Executive Officers’ compensation tied to long-term incentives, with 60% of the long-term incentive weighting in the form of performance units, the earned fiscal year 2026 compensation for the Named Executive Officers was significantly below target.

No Tax Gross-Ups Policy	We have a Payment of Tax Gross-Ups Policy that prohibits tax gross-up payments to our executive officers.

Significant Stock Ownership

The minimum stock ownership requirement for our Chief Executive Officer is a multiple of six times his annual base salary. Our other executive officers must own stock with a value of at least two times their annual base salaries. All of the Named Executive Officers exceed the minimum stock ownership guidelines, thereby strongly aligning each Named Executive Officer’s long-term interests with our shareholders.

Clawback Policy

During fiscal year 2024, we adopted an amended Clawback of Incentive Compensation Policy (the “Clawback Policy”), which (i) serves as the clawback policy that we were required to adopt pursuant to the applicable NYSE regulations (the “Required Clawback Policy”), and (ii) provides a framework for the Compensation Committee to enforce recoupments or clawbacks of performance and/or time-based compensation in the event of certain detrimental activity (the “Broad-Based Clawback Policy”). Under the Required Clawback Policy, the Compensation Committee must recoup certain excess incentive-based compensation from current and former Section 16 officers of the Company as a result of certain accounting restatements under circumstances required under the applicable NYSE regulations. Under the Broad-Based Clawback Policy, which applies to a broader group of employees than the Required Clawback Policy, the Compensation Committee has the ability to recoup certain time and/or performance-based compensation in the event that a covered employee engages in detrimental activity that is harmful to the Company.

Compensation Risk Assessment

With input from Semler Brossy, the Compensation Committee’s independent compensation consultant, we conducted a compensation risk assessment and concluded that our compensation policies and practices do not encourage excessive or unnecessary risk-taking and are not likely to have a material adverse effect on the Company.

Independent Compensation Committee	Each member of the Compensation Committee is independent as defined in the corporate governance listing standards of the NYSE and our director independence standards.

Outside Compensation Consultant	The Compensation Committee utilizes the services of Semler Brossy, an independent compensation consultant, which performs services solely in support of the Compensation Committee.

No Hedging Policy	We have a “no hedging” policy that prohibits directors, executive officers, and employees from engaging in hedging transactions in our common shares or from purchasing our common shares “on margin.”

No Pledging Policy	We have a “no pledging” policy that prohibits directors, executive officers, and employees from pledging any common shares as collateral for a margin loan or otherwise.

Use of Tally Sheets	The Compensation Committee annually reviews a tally sheet for each Named Executive Officer to inform total compensation decisions.

Double Trigger Change in Control Provision in Long-Term Incentive Award Agreements

Beginning with long-term incentive awards made in June 2022 for fiscal year 2023, our incentive award agreements include a double-trigger change in control provision, pursuant to which such awards will immediately vest only if we have a change in control and the participant’s employment is terminated without cause or the participant resigns for good reason.

The J. M. Smucker Company	2026 Proxy Statement	43

EXECUTIVE COMPENSATION

Components of Our Compensation Program for Executive Officers

Our executive officers receive a compensation package that consists of the following components:

Components	Description

Cash

 Annual base salary;

  Annual holiday bonus equal to 2% of annual base salary, which is provided to all of our salaried and hourly non-represented employees;

 Short-term incentive compensation program, in the form of a potential annual cash award (“Cash Incentive Award”), which provides participants the opportunity, subject to meeting specified goals, to earn an annual cash bonus; and

 Periodically, additional cash awards for unusual circumstances.

Equity

 Our long-term incentive compensation program provides participants the opportunity to earn two separate long-term incentive equity awards, consisting of performance units (60% weighting) that will vest at the end of three years subject to meeting specified three-year performance goals and restricted stock awards (40% weighting) that will ratably vest in equal tranches over such three-year period;

 In order to promote the retention of elected officers and align the compensation of elected officers with our long-term success, the Compensation Committee awards newly elected officers 2,000 shares of restricted stock upon election. Such awards cliff vest five years from the grant date but would be accelerated in the event of the death or permanent disability of the elected officer or upon a termination by the Company without “cause” or by the elected officer for “good reason” in connection with a “change in control” (each as defined in the award agreement) within 24 months after a change in control event; and

 Periodically, and under very particular circumstances, additional equity awards in the form of performance or time-based options or restricted stock.

Health and Retirement Benefits

 Participation in health and welfare plans upon substantially the same terms as available to most of our other salaried employees;

 Participation in qualified and nonqualified retirement plans (such as a 401(k) plan and The J. M. Smucker Company Restoration Plan (the “Restoration Plan”)) upon substantially the same terms as available to most of our other similarly situated employees;

 Participation in one of four executive retirement plans, all of which have been closed to new participants (two of which were frozen for current participants on December 31, 2016, one of which was frozen for current participants on December 31, 2017, and the last of which was frozen for current participants on July 1, 2023);

 Participation in a Healthcare Retirement Account, which was closed to new participants on December 31, 2016 and had benefits frozen for participants who were age 40 or below at that time. All other eligible employees, including some Named Executive Officers, participate in a Healthcare Retirement Account; and

 Periodic physical examinations upon the same terms as available to all of our employees at or above the Senior Director level.

Other Benefits

 Selected perquisites for certain executive officers, such as personal use of our aircraft (which the Board approves annually and strongly encourages for most travel for the Chief Executive Officer and in certain situations for other executive officers for security, when deemed appropriate by our executive security professionals, as well as occasional personal usage to support productivity, business efficiency, and external board service of such officers, which may, in limited situations, include such officers’ immediate families), financial and tax planning assistance, ground transportation (limited personal use for security, productivity, and business efficiency), tickets to entertainment events, and up to $10,000 in charitable matching gifts under our matching gift program.

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EXECUTIVE COMPENSATION

Elements of Executive Officers’ Compensation for Fiscal Year 2026

Target Pay Mix Summary

Annual Base Salary

Salary ranges are determined in the same manner for each of our salaried employees, including each executive officer. The base salaries paid to all employees, including each executive officer, are intended to fall within an established range based on market practice. Actual pay within the range reflects the experience of the executive officer, his or her performance, and the scope of his or her responsibility.

Short-Term Incentive Awards (Cash-Based)

Our short-term, performance-based incentive compensation program is cash-based and is designed to reward key employees, including executive officers, for their contributions to the Company based on clear, measurable criteria. After the end of each fiscal year, the Compensation Committee reviews management’s recommendations for Cash Incentive Awards for executive officers (other than for the Chief Executive Officer for whom management makes no recommendation). The Compensation Committee evaluates the following criteria and information when approving the short-term incentive awards for executive officers:

Our performance in relation to our adjusted operating income, net sales, and free cash flow, which are calculated as set forth on pages 40-41; and

In general, if an executive officer has responsibilities that include oversight of a reportable segment, a significant percentage of this short-term incentive award is tied to that reportable segment’s performance in relation to its annual net sales and segment profit goal, and the Compensation Committee reviews attainment of relevant goals for those areas each year.

All executive officers, including the Named Executive Officers other than Robert Ferguson, had their annual cash incentive awards for fiscal year 2026 based on the achievement of our corporate annual performance targets for adjusted operating income, net sales, and free cash flow targets. Such awards for executive officers were based 70% on the achievement of the adjusted operating income target, 20% on the achievement of the net sales target, and 10% based on the achievement of the free cash flow target. Robert Ferguson was responsible for the Coffee reportable segment during fiscal year 2026 and, therefore, 50% of his award was tied to corporate results, with 30% on the achievement of the adjusted operating income target, 10% on the achievement of the Company net sales target, and 10% on the achievement of the free cash flow target, and 50% aligned with reportable segment performance, with 30% on the achievement of Coffee segment profit and 20% on the achievement of Coffee net sales. The Compensation Committee, however, does have discretion to reduce an executive officer’s award but did not do so in fiscal year 2026.

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EXECUTIVE COMPENSATION

The corporate adjusted operating income portion of the short-term incentive awards can range from 0% of the target award amount if we fail to achieve at least 90% of our corporate adjusted operating income goal, to a maximum of 200% of the target award amount if we achieve or exceed 110% of our corporate adjusted operating income goal. The segment profit portion of the short-term incentive awards for the reportable segments can range from 0% of the target award amount if we fail to achieve at least 85% of the segment profit goal, to a maximum of 200% of the target award amount if we achieve or exceed 110% of our segment profit goal. The net sales portion of the short-term incentive awards can range from 0% of the target award amount if we fail to achieve at least 97% of our net sales goal, to a maximum of 200% of the target award amount if we achieve or exceed 104% of our net sales goal. Finally, the free cash flow portion of the short-term incentive awards can range from 0% of the target award amount if we fail to achieve at least 80% of our free cash flow goal, to a maximum of 200% of the target award amount if we achieve or exceed 120% of our free cash flow goal.

Participants in the short-term incentive compensation program receive a percentage of their target award based on our performance as shown in the following table. No awards are made unless we achieve at least 90% of our adjusted operating income goal.

Ranges	Percentage of Target Award Earned	Net Sales Performance Level Achieved	AOI Performance Level Achieved	Segment Profit Performance Level Achieved	FCF Performance Level Achieved
Below Threshold	0%	<97%	<90%	<85%	<80%
Threshold	25%	97%	90%	85%	80%
Target	100%	99-101%	100%	100%	100%
Maximum	200%	104%	110%	110%	120%

In the event performance for any of our metrics is between the ranges set forth in the table above, the Compensation Committee determines the percentage of the award that is earned by mathematical interpolation for each such range.

Incentive target awards for executive officers under the short-term incentive compensation program are also approved by the Compensation Committee and are represented as a percentage of each executive officer’s base salary. The target award percentage for each executive officer is reviewed regularly by the Compensation Committee with input from Semler Brossy. Named Executive Officers’ target awards ranged from 80% to 150% of base salary depending on the responsibilities and experience of the Named Executive Officer. For fiscal year 2026, the most a Named Executive Officer was eligible to receive was 200% of the target award (i.e., between 160% and 300% of base salary).

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EXECUTIVE COMPENSATION

The short-term incentive targets for the Named Executive Officers for fiscal years 2025 and 2026 are set forth in the following table:

Short-Term Incentive Targets

(As a Percentage of Base Salary)

Fiscal Year 2025
Fiscal Year 2026
150%
150%
90%
100%
100%
100%
100%
80%
80%
80%
80%
MARK SMUCKER
TUCKER MARSHALL
JOHN BRASE
ROBERT FERGUSON
JEANNETTE KNUDSEN
JILL PENROSE

Incentive target percentages for Tucker Marshall and Robert Ferguson reflect the target percentage of base salary in effect as of April 30, 2026. The target dollar amount used to calculate the annual cash incentive award is based on the portion of the fiscal year they spent in their prior and current roles.

Set forth below is an example of the calculation of a Cash Incentive Award for an executive officer with corporate responsibilities:

Example: An executive officer with corporate responsibilities, an annual base salary equal to incurred earnings of $200,000, and a Cash Incentive Award target award of 50% of base salary would receive the following Cash Incentive Award based on achievement of performance levels for all categories as shown below:

		Threshold (25%)		Target (100%)		Maximum (200%)

Weight		Performance Level Achieved	Cash Incentive Award Earned ($)	Performance Level Achieved	Cash Incentive Award Earned ($)	Performance Level Achieved	Cash Incentive Award Earned ($)
Adjusted Operating Income	70%	90%	$17,500	100%	$70,000	110%	$140,000
Net Sales	20%	97%	$5,000	99-101%	$20,000	104%	$40,000
Free Cash Flow	10%	80%	$2,500	100%	$10,000	120%	$20,000
Total	100%		$25,000		$100,000		$200,000

The J. M. Smucker Company	2026 Proxy Statement	47

EXECUTIVE COMPENSATION

The short-term incentive compensation program’s corporate performance goals for fiscal year 2026 were as shown in the following table:

Short-Term Incentive Compensation Program

Corporate Performance Goals for

Fiscal Year 2026

Ranges	Performance Level Achieved (Adjusted Operating Income) (in Millions)	Performance Level Achieved (Net Sales) (in Millions)	Performance Level Achieved (Free Cash Flow) (in Millions)	Percentage of Cash Incentive Award Opportunity Earned

Below Threshold	Below $1,492.0 (90% of Target)	Below $8,713.7 (97% of Target)	Below $700.0 (80% of Target)	0%

Threshold	$1,492.0 (90% of Target)	$8,713.7 (97% of Target)	$700.0 (80% of Target)	25%

Target	$1,657.8	$8,893.4-$9,073.0 (99-101% of Target)	$875.0	100%

Maximum	$1,823.6 (110% of Target)	$9,342.5 (104% of Target)	$1,050.0 (120% of Target)	200%

We believe that the performance targets established by the Compensation Committee for fiscal year 2026 required participants, including executive officers, to perform at a high level in order to achieve the target performance levels. During the five-year period from fiscal year 2022 through fiscal year 2026, we achieved performance above the target level but below the maximum level four times and below the target level but above the threshold level one time. Generally, the Compensation Committee sets the minimum, target, and maximum levels such that the relative difficulty of achieving the target level is consistent from year to year. The reportable segment net sales and segment profit goals are considered confidential information, the disclosure of which would cause competitive harm to the Company.

Specifically, with respect to fiscal year 2026, the Compensation Committee approved the target corporate adjusted operating income goal of $1,657.8 million, the corporate net sales target range of $8,893.4 to $9,073.0 million, and the target free cash flow goal of $875 million in June 2025. We achieved adjusted operating income of $1,678.3 million, representing 101% of the target amount, net sales of $9,050.9 million, falling within the target range, and free cash flow of $1,156.2, representing 132% of the target amount.

As a result of exceeding the adjusted operating income target, meeting the target range for net sales, and exceeding the free cash flow target, the corporate performance portion of the awards paid at 117% of the target for the executive officers, excluding Robert Ferguson, whose award paid at 160% of the target.

Set forth below is an example of the calculation of a Cash Incentive Award for an executive officer with corporate responsibilities:

Example: An executive officer with corporate responsibilities, an annual base salary equal to incurred earnings of $200,000, and a Cash Incentive Award target award of 50% of base salary would receive the following Cash Incentive Award based on fiscal year 2026 achievement of performance levels for all categories as shown below:

Metric	Total Target	X	Weighting	=	Target Award	Performance to Plan	Payout % of Target	=	Award Payout

Adjusted Operating Income	$100,000	X	70%	=	$70,000	101%	110%	=	$77,000

Net Sales	$100,000	X	20%	=	$20,000	100%	100%	=	$20,000

Free Cash Flow	$100,000	X	10%	=	$10,000	120%	200%	=	$20,000

					$100,000				$117,000

48	The J. M. Smucker Company	2026 Proxy Statement

EXECUTIVE COMPENSATION

Long-Term Incentive Awards (Stock-Based)

Our long-term, performance-based compensation is stock-based and designed to align the interests of management with the interests of our shareholders.

Equity awards are currently issued under the 2020 Plan for our long-term incentive compensation program. For fiscal year 2026, executive officer participants received two separate long-term incentive awards.

For fiscal year 2026, the first award consists of performance units that will generally vest at the end of three years and are based 75% on the achievement of our three-year performance target for adjusted earnings per share and 25% on the achievement of our three-year performance target for average net sales growth, as established by the Compensation Committee at the beginning of the three-year period. Awards only vest if we achieve at least 90% of our adjusted earnings per share target. Performance units earn dividend equivalents (paid in cash) equal to regular dividends paid on our common stock over the three-year performance period, which are distributed only to the extent the underlying units vest. The following table summarizes the actual performance units that vest at various achievement levels.

Ranges	Achievement of Target Performance-Adjusted Earnings Per Share	Achievement of Target Performance-Average Net Sales Growth	Percentage of Target Award Earned
Below Threshold	<90%	<97.5%	0%
Threshold	90%	97.5%	50%
Target	100%	100%	100%
Maximum	115%	102.5%	200%

In the event performance is between the ranges set forth in the table above, the Compensation Committee determines the percentage of the performance units that are earned by mathematical interpolation for each such range.

The second award consists of restricted stock that are not performance based and will generally ratably vest in equal tranches over a three-year period. Unvested restricted stock awards do not earn dividends or dividend equivalents.

For fiscal year 2026, the executive officers, including all of the Named Executive Officers other than Robert Ferguson, received 60% of their long-term incentive award in performance units and 40% in restricted stock. Robert Ferguson was promoted from an elected officer to an executive officer effective February 9, 2026. As an elected officer, Robert Ferguson’s June 13, 2025 grant consisted of 50% performance units and 50% restricted stock; however, his March 20, 2026 grant, which he received after becoming an executive officer, consisted of 60% performance units and 40% restricted stock.

The other essential features of the equity awards are as follows:

Subject to Compensation Committee approval for elected officers and authorized executive officer approval for other participants, grants of equity awards are generally made each June;

The J. M. Smucker Company	2026 Proxy Statement	49

EXECUTIVE COMPENSATION

Equity awards that a participant is eligible to receive are computed based on a participant’s base salary and long-term incentive target at the time of the grant of the award for the fiscal year in which the equity award is being measured;

In order to receive an equity award, participants must be employed by the Company at the time of the grant;

For awards granted during or after fiscal year 2025, upon participants reaching the age of 60 with at least 5 years of service or the age of 55 with at least 10 years of service, all restricted stock vests on the later of the first anniversary of the grant date or the date that the participant meets such age and service requirements;

For awards granted prior to fiscal year 2025, upon participants reaching the age of 60 with at least 10 years of service, all restricted stock vests on the later of the first anniversary of the grant date or the date that the participant meets the age and service requirements;

For performance awards granted during or after fiscal year 2025, if a participant retires from the Company upon reaching the age of 60 with at least 5 years of service or the age of 55 with at least 10 years of service and such retirement occurs after the first anniversary of the beginning of the performance period, the participant vests in the total number of the performance units that become “vesting eligible units” (based on actual performance at the end of the three-year period);

For awards granted prior to fiscal year 2025, if a participant retires from the Company upon reaching the age of 60 with at least 10 years of service and such retirement occurs after the first anniversary of the beginning of the performance period, the participant vests in the total number of the performance units that become “vesting eligible units” (based on actual performance at the end of the three-year period);

If a participant is terminated by the Company (other than as a result of termination for cause), following two years after the grant date, the remaining restricted stock from that grant vests immediately;

If a participant is terminated by the Company (other than as a result of termination for cause) following the first anniversary of the beginning of the performance period, the participant vests in such number of performance units that become “vesting eligible units” (based on actual performance at the end of the three-year period) multiplied by a fraction, the numerator of which is the number of months from the beginning of the performance period through the termination of employment, and the denominator of which is 36;

Upon the occurrence of a change in control and if the participant’s employment is terminated without cause or the participant resigns for good reason, all of the restricted stock will vest immediately, and the performance units will vest at the greater of the target number of units upon the consummation of the change in control or the actual performance through such change in control;

If a participant dies or his or her employment with the Company is terminated due to a disability, all of the restricted stock vests immediately, and the performance units vest at the target number of units multiplied by a fraction, the numerator of which is the number of months from the beginning of the performance period through the participant’s death or termination for disability, and the denominator of which is 36;

Unvested equity awards are generally forfeited upon an employee’s voluntary departure from the Company; and

50	The J. M. Smucker Company	2026 Proxy Statement

EXECUTIVE COMPENSATION

The equity awards include restrictive covenants, including confidentiality obligations and non-solicit, non-interference, and non-competition covenants. In addition to other remedies which may be available, violations of those covenants may result in forfeiture of any awards and repayment of any proceeds from any awards.

Management makes no recommendation regarding long-term incentive awards for the Chief Executive Officer. However, the Compensation Committee, after considering input from Semler Brossy regarding the external market and other factors, makes grants to the Chief Executive Officer based on the same performance standards as used for the other participants.

The use of special long-term incentive awards for all employees, including Named Executive Officers, is extremely limited. Periodically, the Company makes one-time equity grants in connection with promotions, to encourage the retention of key employees and ensure business continuity, or as part of the ongoing succession planning process. Typically, these awards are made in the form of restricted stock awards with an extended vesting period.

The long-term incentive targets for the Named Executive Officers for fiscal years 2025 and 2026 are set forth in the following table:

Long-Term Incentive Targets

(As a Percentage of Base Salary)

Fiscal Year 2025
Fiscal Year 2026
545%
605%
270%
300%
300%
310%
300%
235%
240%
210%
225%
MARK SMUCKER
TUCKER MARSHALL
JOHN BRASE
ROBERT FERGUSON
JEANNETTE KNUDSEN
JILL PENROSE

The J. M. Smucker Company	2026 Proxy Statement	51

EXECUTIVE COMPENSATION

Long-term incentive targets were increased for the Named Executive Officers to ensure they are competitive with peers in similar roles and aligned with our long-term business objectives and the interests of our shareholders.

Long-Term Award Snapshot (Stock Based)

Long-Term Incentive Awards — Three-Year Performance Period Ending Fiscal Year 2026

Our performance unit goals are based on our long-range strategic plan, promote long-term value creation, and take into account our product portfolio and external factors. For the fiscal year 2024 performance units that were granted in June 2023 and to be settled in June 2026 based on the performance of the Company for the three-fiscal-year period commencing May 1, 2023 and ending April 30, 2026, the Compensation Committee approved the target corporate adjusted earnings per share goal of $10.50 and the target corporate return on invested capital goal of 8.25%. Specifically, with respect to the three-fiscal-year period commencing May 1, 2023 and ending April 30, 2026, we achieved adjusted earnings per share of $9.15, representing 87% of the target amount, and return on invested capital of 1.85%, representing 22% of the target amount, which were each below the minimum thresholds for an incentive payout in conjunction with the adjusted earnings per share and return on invested capital portions of the long-term incentive awards. These thresholds associated with our long-term incentive awards were not met primarily due to the impairment charges related to the goodwill of the Sweet Baked Snacks reporting unit, the impairment charges related to the Hostess brand indefinite-lived trademark, and the unanticipated impacts of tariffs. None of the participants in our long-term incentive program, including our executive officers, received any payout associated with the fiscal year 2024 performance units granted in June 2023 and settled in June 2026.

52	The J. M. Smucker Company	2026 Proxy Statement

EXECUTIVE COMPENSATION

Long-Term Awards – Three-Year Performance Period Ending Fiscal Year 2026

Fiscal Year 2024 Long-Term Incentive Target Award
75% Adjusted Earnings Per Share
X
3 Year Adjusted Earnings Per Share Results
+
25% Return on Invested Capital
X
3 Year Return on Invested Capital Results
=
Long-Term Incentive Payout for FY24 to FY26 Performance Period

	Payout (as % of Target)	Percent of Plan
Maximum	200%	115%
Target[1]	100%	100%
Threshold	50%	90%
Below Threshold	0%	<90%
Earnings Per Share Results	**0%**	**87%**
Return on Invested Capital Results	**0%**	**22%**

0%
Performance Units vested in June 2026

(1) Targets were set in June 2023 at the beginning of the three-year performance cycle.

The three-year performance results for the grants of performance units in fiscal years 2025 and 2026 will be determined following the end of fiscal years 2027 and 2028, respectively. Therefore, no performance units for such grants were earned by the Named Executive Officers for fiscal year 2026.

Role of Our Outside Compensation Consultant

Pursuant to the Compensation Committee charter, the Compensation Committee has the sole authority to (i) engage compensation consultants to assist in the evaluation of non-employee director and executive officer compensation, (ii) set the fees and other retention terms of such compensation consultants, and (iii) assess the independence of such compensation consultants. These consultants report directly to the Compensation Committee and do not perform any services directly on behalf of our management team.

Before selecting a compensation consultant, the Compensation Committee considers all factors relevant to assessing such compensation consultant’s independence, including the following six factors:

The provision of other services to the Company by the compensation consultant’s employer;

The amount of fees received from the Company by the compensation consultant’s employer, as a percentage of the total revenues of the employer;

The policies and procedures of the compensation consultant’s employer that are designed to prevent conflicts of interest;

Any business or personal relationship of the compensation consultant with a member of the Compensation Committee;

Any stock of the Company owned by the compensation consultant; and

Any business or personal relationship of the compensation consultant or the compensation consultant’s employer with one of our executive officers.

The J. M. Smucker Company	2026 Proxy Statement	53

EXECUTIVE COMPENSATION

The Compensation Committee has retained, and has confirmed the independence of, Semler Brossy as an outside consultant to assist, as directed, in the fulfillment of various aspects of the Compensation Committee’s charter. Semler Brossy reports directly to the Compensation Committee and participates in executive sessions with the Compensation Committee, without members of our management present. Our Chief Executive Officer, Chief People and Administrative Officer | Chief of Staff, and Chief Legal Officer or Vice President and Deputy General Counsel also attend the non-executive session portions of the Compensation Committee meetings.

In accordance with its corporate governance model, the Compensation Committee makes all decisions concerning compensation and benefits for our executive officers, and the Compensation Committee relies on Semler Brossy for advice, data, and market information regarding executive officer and director compensation.

During fiscal year 2026, Semler Brossy attended all Compensation Committee meetings either in person or virtually and assisted the Compensation Committee with:

Providing updates on relevant trends and developments in executive officer and director compensation;

Assessing our peer group and the competitiveness of pay levels and practices;

Evaluating programs and recommendations put forth by management against the Compensation Committee’s stated rewards objectives;

Reviewing the compensation of non-employee directors and executive officers;

Reviewing information to be included in the compensation sections of our Proxy Statement; and

Reviewing our risk assessment of all of our compensation plans.

The Compensation Committee authorized Semler Brossy staff members working on the Compensation Committee’s behalf to interact with our management, as needed, to obtain or confirm information for presentation to the Compensation Committee. Semler Brossy has never performed any additional services for the Company other than the types of services mentioned herein.

Determination of Compensation for Executive Officers

We believe that the compensation paid to our executive officers must be fair, equitable, and competitive enough to attract and retain qualified individuals. We also believe that there are certain non-financial, intangible elements of the overall compensation program that provide a positive work environment and provide value for our employees.

Compensation Market Assessment

In an effort to provide competitive, fair, and equitable pay and target opportunities for our executive officers, compensation is evaluated annually based on a compensation market assessment. To inform its decisions regarding establishing target compensation opportunities for our executive officers, the Compensation Committee used market data for hundreds of general industry companies that participated in the Willis Towers Watson U.S. CDB General Industry Executive Database (the “Compensation Study”). The information for all companies reporting data for a specific job from the Compensation Study was used by the Compensation Committee when reviewing compensation. This data was then size adjusted using regression analysis to reflect our annual revenues and, where appropriate, the size of a specific business area. The Compensation Study also included publicly available proxy data compiled by Semler Brossy for the following peer group:

Campbell Soup Company	Hormel Foods Corporation
Church & Dwight Co., Inc.	Ingredion Incorporated
The Clorox Company	Keurig Dr Pepper Inc.
Colgate-Palmolive Company	The Kraft Heinz Company
Conagra Brands, Inc.	McCormick & Company, Incorporated
Flowers Foods, Inc.	Post Holdings, Inc.
General Mills, Inc.	Spectrum Brands Holdings, Inc.
The Hershey Company	TreeHouse Foods, Inc.

54	The J. M. Smucker Company	2026 Proxy Statement

EXECUTIVE COMPENSATION

The peer group was selected by the Compensation Committee, with the assistance of Semler Brossy, using the following criteria:

U.S. companies in the same or similar line of business;

Companies that are within a reasonable size range in revenue, market capitalization, and other financial metrics;

Companies that compete for the same customers with similar products, have comparable financial characteristics that investors view similarly, and may be subject to similar external factors; and

Assessing each remaining company’s primary businesses and important key characteristics for relevancy and comparability.

The Compensation Committee targets all compensation relative to a range around the 50th percentile (“Target Range”) of the competitive market data for the applicable fiscal year discussed above, although compensation may be slightly above or below the Target Range based on time in role, experience, and performance. We used the Target Range for assessing the pay for each salaried employee, including the Named Executive Officers, for fiscal year 2026. The Compensation Committee’s objective is to progress the Named Executive Officers’ compensation, including our Chief Executive Officer’s compensation, to the 50th percentile of the competitive market over a reasonable period of time, with that progress being informed by our performance and other factors as noted below. Similar to the prior year, the Compensation Committee’s intent is to increase the long-term incentive targets and other compensation components that fall below the 50th percentile of the competitive market over time to ensure that we are providing a competitive, attractive, and retentive compensation opportunity to each of the Named Executive Officers.

When approving compensation for executive officers, the Compensation Committee also considers:

Support of our Basic Beliefs and culture;

Individual performance, including financial and operating results as compared to our corporate and reportable segments’ financial plan and to prior year results, as well as achievement of personal development objectives;

Our overall performance, including sales and earnings results;

Implementation of our strategy;

Implementation of sound management practices; and

The role of appropriate succession planning in key positions.

Base Salary and Compensation Determination

Salary ranges are determined in the same manner for each of our salaried employees, including each executive officer. The base salaries paid to each executive officer are designed to fall within an established range based on market practice. Actual base salary reflects the experience of the executive officer and the scope of his or her responsibility.

The J. M. Smucker Company	2026 Proxy Statement	55

EXECUTIVE COMPENSATION

Each April, the Compensation Committee requests that management submit compensation recommendations for executive officers, other than for the Chief Executive Officer, using all the considerations outlined above. In addition, the recommendations have been focused on increasing the market competitiveness of long-term incentive awards. These recommendations generally result in salary increases for the executive officers that are aligned with our salary increase budget for other salaried employees. The Compensation Committee reviews all the above considerations with no single factor necessarily weighted more heavily than another.

In setting and approving compensation for the Chief Executive Officer, the Compensation Committee holds the Chief Executive Officer responsible for ensuring that each of the following objectives are achieved:

Setting the tone for corporate responsibility by adhering to our Basic Beliefs;

Managing the business, over the long term, to serve all of our constituents, namely consumers, customers, employees, suppliers, communities in which we work, and our shareholders;

Designing and implementing our long-term strategy;

Developing appropriate succession planning for key executive officer positions; and

Delivering positive financial and operational results, including earnings results, as reflected in our financial plan, and achieving our corporate responsibility goals.

The Compensation Committee considered these factors when determining the base salary and short-term and long-term incentive award targets for the Chief Executive Officer for fiscal year 2026. The Compensation Committee determined that the fiscal year 2026 salary for Mark Smucker would be $1,225,000, a 2.9% increase over his fiscal year 2025 salary, which included a $10,000 increase in early May in connection with the discontinuation of the flexible perquisite and a merit increase of 2.1% effective in July to align him closer to the market median and our peer group.

Health Benefits

We provide executive officers with health and welfare plans upon substantially the same terms as available to most of our other salaried employees. These benefit plans include medical, dental, vision, life, and disability insurance coverage. We also provide executive officers with periodic physical examinations on the same terms as those available to all of our employees at or above the Senior Director level.

Pension and Retirement Plans and the Non-Qualified Supplemental Retirement Plan

The Named Executive Officers participate in The J. M. Smucker Company Employee Savings Plan (the “401(k) Plan”) and, except for John Brase, Tucker Marshall, and Robert Ferguson, also participate in The J. M. Smucker Company Employees’ Retirement Plan (the “Qualified Pension Plan”), which was frozen for all participants on December 31, 2017. Robert Ferguson participates in the Big Heart Pet Brands Retirement Plan (the “BHPB Pension Plan”). Participation in the 401(k) Plan (and, for employees hired before December 31, 2007, the Qualified Pension Plan, or for former Big Heart Pet Brands employees hired before December 31, 2016, the BHPB Pension Plan) is an important component of the overall compensation package for substantially all of our employees, including our executive officers. In addition, Mark Smucker participates in The J. M. Smucker Company Top Management Supplemental Retirement Benefit Plan (as amended, the “SERP”), which the Compensation Committee elected to freeze for all remaining participants effective July 1, 2023. Following the freeze of the SERP, all Named Executive Officers are eligible to participate in the Restoration Plan.

Jeannette Knudsen participated in The J. M. Smucker Company Defined Contribution Supplemental Executive Retirement Plan (the “New SERP”). In August 2016, the Compensation Committee approved the closure of the previously frozen New SERP, effective December 31, 2017.

Robert Ferguson participated in the Big Heart Pet Brands Supplemental Executive Retirement Plan (the “BHPB SERP”) and the Big Heart Pet Brands Additional Benefits Plan (the “BHPB ABP”). Prior to the acquisition of Big Heart Pet Brands, both of these plans were closed and frozen effective December 31, 2016.

56	The J. M. Smucker Company	2026 Proxy Statement

EXECUTIVE COMPENSATION

The following chart provides an overview of the key components of each of the plans:

Plan Name	Components

401(k) Plan

  Is the primary Company provided retirement plan for certain eligible employees, providing a 150% match on employees’ contributions on the first 2% of eligible earnings and 100% on contributions on the next 4% of eligible earnings (i.e., a maximum Company match of 7% of eligible earnings)

 Both employee eligible earnings and employee contributions are subject to federal tax limitations

Qualified Pension Plan

  Provides a pension benefit based upon years of service with the Company and upon final average pay (average base salary compensation for the five most highly compensated consecutive years of employment)

  Benefits under the Qualified Pension Plan are 1% of final average earnings times the participant’s years of service with the Company

  Employees under the age of 40 as of December 31, 2007 will not earn future additional benefits under the Qualified Pension Plan, but employees age 40 and over as of December 31, 2007 will continue to earn future benefits

  Closed to new participants on December 31, 2007

  Effective December 31, 2017, benefits under the Qualified Pension Plan were frozen for all participants, including executive officers

BHPB Pension Plan

  Provides an account balance-based pension benefit composed of compensation credits based upon years of service with the Company and interest credits

  Effective December 31, 2016, benefits under the BHPB Pension Plan were frozen for all participants, including executive officers

  The Company terminated the BHPB Pension Plan effective December 31, 2023. In April 2026, the remaining obligations of the BHPB Pension Plan were transferred to a highly-rated insurance company as part of the plan termination process

SERP

  In addition to retirement benefits under the Qualified Pension Plan and 401(k) Plan, Mark Smucker also participates in the SERP, entitling him to certain supplemental benefits upon his retirement

  Benefits are based upon years of service and are 55% (reduced for years of service less than 25) of the average of base salary, holiday bonus, and Cash Incentive Award for the five most highly compensated, consecutive years of employment, less any benefits received under the Qualified Pension Plan and Social Security

  Closed to new participants on May 1, 2008

  Effective July 1, 2023, the Compensation Committee elected to freeze the SERP for all remaining participants

Restoration Plan

  Became effective on May 1, 2012 and provides a benefit for certain executive officers not participating in the SERP or, prior to January 1, 2018, the New SERP

  Restores contributions that would have been received under the 401(k) Plan but are not permitted due to federal tax limitations

  Participants are entitled to contribute between 0% and 50% of their eligible pay over the qualified plan compensation limit and are entitled to receive a 401(k)-type match on contributions (i.e., a maximum Company match of 7% of pay over the compensation limit)

  All U.S.-based employees, including the Named Executive Officers, are eligible to participate in the Restoration Plan

The J. M. Smucker Company	2026 Proxy Statement	57

EXECUTIVE
COMPENSATION

Plan Name	Components
BHPB SERP and BHPB ABP
  In addition to retirement benefits under the BHPB Pension Plan, certain former Big Heart Pet Brands employees participated in the BHPB SERP and the BHPB ABP, entitling them to certain supplemental benefits upon retirement

  The BHPB SERP provides an umbrella benefit equal to final average compensation times a multiplier based on service, offset by benefits paid under the BHPB Pension Plan and the BHPB ABP

  The BHPB ABP restores benefits that would have been earned under the BHPB Pension Plan but are not permitted due to federal tax limitations

Non-Qualified Deferred Compensation Plans
  The SERP, the New SERP, the Restoration Plan, the BHPB SERP, and the BHPB ABP are
non-qualified
deferred compensation plans and, as such, are subject to the rules of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), which restrict the timing of distributions

Other Benefits Executive Officers Receive
For fiscal year 2026, the executive officers, like all of our salaried and hourly non-represented
employees, received an annual holiday bonus equal to 2% of their base salary.
The executive officers are provided with certain personal benefits that are not generally available to all employees. The Compensation Committee believes these additional benefits are reasonable and enable us to attract and retain outstanding employees for key positions. These benefits include personal use of our aircraft (which the Board approves annually and strongly encourages for most travel for the Chief Executive Officer and in certain situations for other executive officers for security, when deemed appropriate by our executive security professionals, as well as occasional personal usage to support productivity, business efficiency, and external board service of such officers, which may, in limited situations, include such officers’ immediate families), periodic physical examinations (which are provided to all employees at or above the Senior Director level), financial and tax planning assistance, ground transportation (limited personal use for security, productivity, and business efficiency), tickets to entertainment events, and charitable matching gifts under our matching gift program, which is available to all of our full-time employees, directors, and retirees. We match gifts of up to $10,000 per calendar year for elected officers and directors and $2,500 per calendar year for other full-time employees to accredited colleges, universities, and technical programs and to certain other designated charitable organizations. The value of personal travel on our aircraft is calculated in accordance with applicable regulations under the Code and is included in the applicable individual’s taxable income for the year. The value of these personal benefits for each of the Named Executive Officers, to the extent the aggregate value based on incremental cost to us equaled or exceeded $10,000 for fiscal year 2026, is included in the “Summary Compensation Table” (and in the “2026 Director Compensation Table” for the directors and Chairman Emeritus). The Compensation Committee reviews, on an annual basis, the types of perquisites and other benefits provided to executive officers, as well as the dollar value of each perquisite paid to executive officers.
Description of Compensation Policies and Agreements with Executive Officers
Insider Trading Arrangements and Policies
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules, and regulations. As part of this commitment, we have adopted an Insider Trading Policy that governs the purchase, sale, and/or other dispositions of our common shares and other securities by our directors, executive officers, employees, and designated consultants, advisors, and contractors, as well as the Company itself. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards. A copy of our Insider Trading Policy was filed as Exhibit 19 to our Annual Report on Form
10-K
for the year ended April 30, 2026.

58	The J. M. Smucker Company	2026 Proxy Statement

EXECUTIVE COMPENSATION

Anti-Hedging and Anti-Pledging Policies
Our Insider Trading Policy prohibits directors, executive officers, and employees from (i) engaging in hedging or monetization transactions that suggest the person is speculating in our common shares (that is, that such person is trying to profit in short-term movements, either increases or decreases, in our stock price), including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds; (ii) engaging in any short sale, “sale against the box,” or any equivalent transaction involving our common shares; and (iii) purchasing our common shares “on margin.” Our Insider Trading Policy also prohibits directors, executive officers, and employees from pledging any common shares as collateral for a margin loan or otherwise.
Timing of Equity Grants
We do not grant stock options or similar equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, nor do we time the public release of such information based on stock option grant dates. In addition, we do not grant stock options or similar equity awards during periods in which there is material nonpublic information about our Company, including (i) outside a “trading window” established in connection with the public release of earnings information under our Insider Trading Policy (each, a “Trading Window”) or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form
8-K
that discloses material nonpublic information (each, a “Filing Window”). These restrictions do not apply to restricted stock, restricted stock units, performance units, or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant, but we typically only grant restricted stock, restricted stock units, performance units, or other types of equity awards during a Trading Window.
In addition, our executive officers are not permitted to choose the grant date for their individual stock option grants. Stock option grants to our executive officers were generally made annually following a meeting of the Compensation Committee that is held during the first quarter of each fiscal year, and the grants are effective on the date of the meeting (or on the next trading day following such date). However, if the meeting occurs outside a Trading Window or during a Filing Window, the stock option grants will not be effective until after the first business day following the earnings announcement, unless such day is within a Filing Window, in which case such grants will not be effective until after the first business day following the filing of the applicable report with the SEC.
Stock Ownership Guidelines
All of our executive officers are required to meet minimum stock ownership guidelines within five years of being named an executive officer of the Company. The Chief Executive Officer has a stock ownership guideline of six times his annual base salary. Our other executive officers have a stock ownership guideline of two times their annual base salaries. Eligible securities include common shares held through the 401(k) Plan, any unvested stock-based equity awards held by the executive officer (other than unvested performance units and unexercised stock options, whether vested or not), and any common shares owned outright by the executive officer. All of the Named Executive Officers, including the Chief Executive Officer, exceed these ownership requirements.
Employment Agreements
We do not have employment agreements with any of our executive officers. If we have a change in control, all outstanding equity awards granted to participants during or prior to fiscal year 2022 will immediately vest. Beginning with equity awards granted in June 2022 for fiscal year 2023, such awards will immediately vest if we have a change in control and the participant’s employment is terminated without cause or the participant resigns for good reason. The definition of change in control for purposes of accelerating the vesting of equity awards is set forth in the 2020 Plan.
John Brase Separation Agreement
In connection with the elimination of the Chief Operating Officer role and the separation of John Brase, formerly President and Chief Operating Officer, from the Company without cause on February 9, 2026, the Company and Mr. Brase entered into a Separation Agreement (the “Brase Separation Agreement”), effective as of February 26, 2026, pursuant to which the Company and Mr. Brase agreed upon the terms of Mr. Brase’s separation from the Company.

The J. M. Smucker Company	2026 Proxy Statement	59

EXECUTIVE COMPENSATION

Pursuant to the Brase Separation Agreement, Mr. Brase agreed to comply with certain cooperation, non-disparagement,
non-disclosure,
confidentiality,
non-competition,
and
non-solicitation
provisions. The Brase Separation Agreement also provides for a customary waiver and release of claims, and the following benefits:

a lump sum payment of $1,185,000, less applicable taxes and withholding, which represented Mr. Brase’s monthly base salary multiplied by eighteen (18) months, which was paid before April 30, 2026;

a lump sum payment of $611,885, less applicable taxes and withholding, which represented Mr. Brase’s pro rata target incentive payment for fiscal year 2026, which was paid before April 30, 2026;

Mr. Brase’s outstanding unvested restricted stock award granted on June 15, 2023, which was in the third tranche of vesting, as well as his unvested restricted stock award granted at the time of his hire on April 14, 2020, which would have vested in its entirety on January 27, 2028, were vested; all remaining unvested restricted stock awards were forfeited;

Mr. Brase’s outstanding unvested option award granted on June 15, 2023, which was in the third tranche of vesting, was vested;

a portion of Mr. Brase’s performance units granted on June 15, 2023 and August 13, 2024 became eligible for vesting, which were performance units for which at least one full performance year had passed; the number of performance units which become eligible for vesting will be pro-rated
based on the number of months that have been completed in the performance period versus the total number of months in the performance period, and vesting will be based on actual performance at the end of the applicable three-year performance period; all remaining unvested performance units were forfeited;

a lump sum payment of $36,000, less applicable taxes and withholding, to assist with a portion of Mr. Brase’s cost of continuing medical insurance for a period of eighteen (18) months, which was paid before April 30, 2026;

a lump sum payment of $150,000, less applicable taxes and withholding, which represented an amount intended to cover Mr. Brase’s previously approved relocation expenses, which was paid before April 30, 2026; and

a lump sum payment of $10,000, less applicable taxes and withholding, for outplacement services for Mr. Brase, which was paid before April 30, 2026.
The terms of the Brase Separation Agreement are substantively consistent with the provisions of the Severance Plan and equity award agreements.
Change in Control Severance Agreements
In connection with our ongoing efforts to align our compensation program with competitive market practices, we have entered into Change in Control Severance Agreements (the “Severance Agreement”) with several of our key employees, including all of the Named Executive Officers. The term of the Severance Agreement is two years, with automatic one-year
renewals on each
one-year
anniversary of the effective date. Subject to limited exceptions, the Board may terminate the Severance Agreement at its discretion. Generally, the Severance Agreement only entitles key employees to severance benefits upon a termination by the Company without “cause” or by the key employee for “good reason” in connection with a “change in control” (each as defined in the Severance Agreement) within 24 months after a change in control event. Under those limited circumstances, an eligible employee will receive severance benefits consisting of: (i) a lump-sum
payment equal to two times the sum of annual base salary and the target annual bonus;
(ii) pro-rata
target bonus for the year of termination; (iii) a lump sum amount equal to COBRA premiums for 18 months; and (iv) if requested by the employee, outplacement services not to exceed $25,000. In order to receive severance payments, the employee must execute a general release of claims in favor of the Company. The Severance Agreement includes non-competition
and
non-solicitation
of employees covenants, which apply during the employee’s term of employment with the Company and for

60	The J. M. Smucker Company	2026 Proxy Statement

EXECUTIVE COMPENSATION

18 months following the date of the employee’s termination of employment for any reason, whether before or after a change in control.
The Severance Agreement does not provide for
gross-up
payments to be made in the event any payment or benefit due to an employee would be subject to the excise tax under Section 4999 of the Code, based on such payments being classified as “excess parachute payments” under Section 280G of the Code. However, in the event any payment or benefit due to an employee would be subject to such excise tax, then the amounts payable to such employee will be reduced to the maximum amount that does not trigger the excise tax, unless the applicable employee would be better off (on an after-tax
basis) receiving all such payments and benefits and paying all applicable income and excise tax thereon.
Tax and Accounting Considerations
The Compensation Committee has considered the potential impact on our compensation plans of the $1,000,000 cap on deductible compensation under Section 162(m) of the Code. The exemption for performance-based compensation was repealed on December 22, 2017, for tax years beginning after December 31, 2017, such that compensation to our covered executive officers in excess of $1,000,000 will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.
Compensation-Related Risk Assessment
During fiscal year 2026, the Compensation Committee oversaw a risk assessment of our compensation policies and practices to ascertain any material risks that our compensation programs may create. In March 2026, members of our human resources, legal, and enterprise risk departments, along with Semler Brossy, reviewed and assessed the potential risks arising from our compensation policies and practices based on the risk assessment process developed and refined over the past several years, along with a comparison of current industry best practices. The assessment process included a review of risks related to strategy, culture, governance, pay-mix,
performance measures, incentive payout curves, annual short-term and long-term incentives, equity ownership, and trading, along with other compensation risks and the management of those risks. The results of management’s review and Semler Brossy’s assessment were presented to the Compensation Committee in April 2026 for its review and final assessment. Based on the Compensation Committee’s review of the risk assessment, we determined that our compensation policies and practices do not create any risks that are reasonably likely to have a material adverse effect on the Company. This conclusion was supported by our risk mitigating practices, including our clawback policy, “no hedging” policy, “no pledging” policy, caps on incentive compensation awards, incentive modifiers based upon business unit performance, and the use of discretionary adjustments. In addition, we have a stock ownership requirement for our executive officers.

The J. M. Smucker Company	2026 Proxy Statement	61

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation
S-K
with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form
10-K
for the year ended April 30, 2026.
COMPENSATION AND PEOPLE COMMITTEE
Susan Chapman-Hughes, Chair
Tarang Amin
Jonathan Johnson III
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Each of the following
non-employee
directors served as a member of the Compensation Committee during fiscal year 2026: Susan Chapman-Hughes, Tarang Amin, and Jonathan Johnson III. During fiscal year 2026, no Company executive officer or director was a member of the board of directors of any other company where the relationship would be construed to constitute a committee interlock within the meaning of the rules of the SEC.

62	The J. M. Smucker Company	2026 Proxy Statement

COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The following table provides information concerning the compensation of the Named Executive Officers for fiscal year 2026, and, where required, fiscal years 2025 and 2024. Please read the “Compensation Discussion and Analysis” in conjunction with reviewing this table.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)

Mark Smucker Chief Executive Officer, President and Chair of the Board	2026 2025 2024	1,221,154 1,190,000 1,183,846	24,500 23,800 23,800	6,274,438 6,549,243 5,188,571	— — 1,297,115	2,143,126 1,552,950 2,458,370	859,619 1,234,203 —	412,379 426,187 215,867	10,935,216 10,976,383 10,367,569

Tucker Marshall Chief Financial Officer | EVP, Frozen Handheld and Spreads and Sweet Baked Snacks	2026 2025 2024	718,847 645,000 641,154	14,500 12,900 12,900	1,869,798 4,297,245 1,315,967	— — 328,968	808,330 505,035 799,010	— —	116,598 117,001 114,313	3,528,073 5,577,181 3,212,312

John Brase Former President and Chief Operating Officer	2026 2025 2024	634,962 750,000 746,154	15,800 15,000 15,000	2,073,389 6,310,881 1,800,100	— — 450,030	— 652,500 1,032,962	— —	2,198,006 158,495 171,969	4,922,157 7,886,876 4,216,215

Robert Ferguson Chief Product Supply Officer | EVP, Coffee, Pet, and Away from Home	2026	640,000	12,600	1,685,630	—	864,649	11,429	95,639	3,309,947

Jeannette Knudsen Chief Legal Officer and Secretary	2026 2025 2024	640,154 609,000 605,154	12,880 12,180 12,180	1,308,576 1,445,315 1,120,726	— — 280,164	599,184 423,864 670,412	3,224 4,682 —	98,224 123,140 118,477	2,662,242 2,618,181 2,807,113

Jill Penrose Chief People and Administrative Officer | Chief of Staff	2026 2025 2024	600,385 545,000 541,923	11,900 10,900 10,900	1,209,979 1,155,836 915,841	— — 228,907	561,960 379,320 600,261	2,548 3,862 —	131,186 105,181 111,834	2,517,958 2,200,099 2,409,666

(1)

Included in column (d) for all of the Named Executive Officers is a holiday bonus representing 2% of annual base salary at the time of payment, which is provided to all of our salaried and hourly non-represented employees.

(2)

For all the Named Executive Officers, the amounts reported in column (e) for fiscal year 2026 reflect the aggregate grant date fair value computed in accordance with ASC Topic 718 of the restricted stock and performance unit awards granted during the fiscal year pursuant to our long-term incentive compensation program. For fiscal year 2026, the annual awards were granted on June 13, 2025, and certain Named Executive Officers were granted an additional award on March 20, 2026, in connection with the expansion of their roles. The restricted stock awards generally ratably vest in equal tranches over a three-year period. John Brase forfeited his fiscal year 2026 restricted stock awards upon his separation from the Company. For Tucker Marshall and John Brase, the amounts reported in column (e) also include a special one-time restricted stock award grant of $2,538,580 and $4,038,650, respectively. The Compensation Committee approved these grants on April 30, 2025. The award to John Brase was in recognition of his promotion to President and Chief Operating Officer. The award to Tucker Marshall was to ensure business continuity and stability in a challenging operating environment. Both awards have a 5-year vesting period with 25% of the award vesting on the second anniversary of the grant and 25% vesting each year thereafter. There are no retirement provisions that will accelerate the vesting of these awards. John’s Brase’s restricted stock award was forfeited upon his separation from the Company.

The performance unit awards have three-year cliff vesting and will vest to the extent the pre-established performance criteria are met over the three-year performance period from May 1, 2025 to April 30, 2028. Target award opportunities were expressed in dollars and converted to the target number of performance units using $114.47, the average closing share price for the final five trading days of fiscal year 2025 and the first five trading

The J. M. Smucker Company	2026 Proxy Statement	63

COMPENSATION TABLES

days of fiscal year 2026 and rounded up to the nearest share. Since these awards are subject to future performance conditions, such amounts are based on the probable outcome of the relevant performance conditions as of the grant date. The actual value of the performance unit awards at the time of payout will depend upon achievement of the performance criteria as well as the price of the Company’s common shares at the time of vesting. Assuming that the highest level of performance was achieved for these awards, the grant date fair value of these awards would have been Mark Smucker, $7,529,326; Tucker Marshall, $2,218,658; John Brase, $2,488,067; Robert Ferguson, $1,706,973; Jeannette Knudsen, $1,570,330; and Jill Penrose, $1,430,973. John Brase forfeited his fiscal year 2026 performance unit awards upon his separation from the Company.

If a Named Executive Officer retires from the Company upon reaching the age of 60 with at least 5 years of service or the age of 55 with at least 10 years of service and such retirement occurs after the first anniversary of the beginning of the performance period, the participant vests in the total number of the performance units that become “vesting eligible units” (based on actual performance at the end of the three-year period). Restricted stock awards fully vest on the later of the first anniversary of the date of grant if a Named Executive Officer is retirement eligible or on the date the Named Executive Officer becomes retirement eligible.

For a description of the assumptions made in the valuation of such awards, see the note entitled “Share-Based Payments” to the Consolidated Financial Statements in our Annual Report on Form 10-K.

(3)

The amounts shown in column (g) for all of the Named Executive Officers represent performance-based awards under our short-term incentive compensation program. The incentive payment was based on the achievement of performance targets established for fiscal year 2026 and was paid in June 2026, subsequent to the end of the fiscal year for which such payment relates. Performance criteria under the short-term incentive compensation program relate to our performance and are discussed in detail under the heading “Short-Term Incentive Awards.”

(4)

The amounts shown in column (h) represent the aggregate change in present value of accumulated benefits accrued under the Qualified Pension Plan, the BHPB Pension Plan, the SERP, the BHPB SERP, and the BHPB ABP. A discussion of the assumptions made in determining this increase is included below under the heading “Pension Benefits.”

(5)	Column (i) includes payments made by us to defined contribution plans for the Named Executive Officers.

The Named Executive Officers received various perquisites provided by or paid by the Company, and the incremental value of such perquisites for the Named Executive Officers is also included in column (i). These perquisites included personal use of our aircraft (primarily by the Chief Executive Officer for fiscal year 2026, which the Board approves annually and strongly encourages for most travel for the Chief Executive Officer and in certain situations for other executive officers for security, when deemed appropriate by our executive security professionals, as well as occasional personal usage to support productivity, business efficiency, and external board service of such officers, which may, in limited situations, include such officers’ immediate families), periodic physical examinations, financial and tax planning assistance, ground transportation (limited personal use for security, productivity, and business efficiency), tickets to entertainment events, and charitable matching gifts under our matching gift program, which is available to all of our full-time employees, directors, and retirees. We match gifts of up to $10,000 per calendar year for elected officers and directors and $2,500 per calendar year for other full-time employees to accredited colleges, universities, and technical programs and to certain other designated charitable organizations.

All Named Executive Officers received perquisites in excess of $10,000 for fiscal year 2026. The aggregate value of each perquisite or other personal benefit exceeding the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for executive officers is shown below. In valuing personal use of our aircraft in fiscal year 2026, we used aggregate incremental costs incurred, including costs related to fuel, landing fees, crew meals, and other miscellaneous costs.

64	The J. M. Smucker Company	2026 Proxy Statement

COMPENSATION TABLES

The following table provides a breakdown of the Company-provided benefits included in column (i):

Name	Use of Aircraft	Financial and Tax Planning Assistance	Employer Matching Funds under 401(K) Plan	Company Contributions to Deferred Compensation Accounts	Charitable Matching Gifts under Gift Matching Program	Other

Mark Smucker	$186,441	$20,000	$25,200	$170,608	$10,000	$130

Tucker Marshall	$30,091	—	$26,492	$59,925	—	$90

John Brase	$14,277	$10,000	$33,546	$101,813	$10,000	$2,028,370

Robert Ferguson	$2,853	$10,000	$26,519	$50,949	$5,000	$318

Jeannette Knudsen	$6,485	$10,000	$25,254	$50,035	$6,450	—

Jill Penrose	$41,231	$10,000	$26,250	$42,893	$10,250	$562

The “Other” column above includes benefit costs for personal ground transportation and the following payments to John Brase pursuant to the Brase Separation Agreement: $1,185,000, which represents his annual base salary multiplied by 18 months; $611,885, which represents his pro-rated target bonus; $150,000 intended to cover previously approved relocation expenses; $36,000 to assist with medical insurance expenses; and $10,000 for outplacement services. Also included are payments of $16,935 in relocation expenses incurred during fiscal year 2026 and an accrued vacation payment of $18,550.

The J. M. Smucker Company	2026 Proxy Statement	65

COMPENSATION TABLES

2026 GRANTS OF PLAN-BASED AWARDS

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Possible Payouts Under Equity Incentive Plan Awards (2)			(j) All Other Stock Awards: Number of Shares of Stock (#)(3)	(k) Grant Date Fair Value of Stock and Option Awards ($)(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name	Grant Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Mark Smucker	—	Cash	457,933	1,831,731	3,663,463	—	—	—	—	—

	6/13/2025	Performance Units	—	—	—	19,424	38,847	77,694	—	3,764,663

	6/13/2025	Restricted Stock	—	—	—	—	—	—	25,898	2,509,775

Tucker Marshall	—	Cash	172,720	690,880	1,381,761	—	—	—	—	—

	6/13/2025	Performance Units	—	—	—	5,321	10,641	21,282	—	1,031,219

	6/13/2025	Restricted Stock	—	—	—	—	—	—	7,094	687,480

	3/20/2026	Performance Units	—	—	—	403	806	1,612	—	78,109

	3/20/2026	Restricted Stock	—	—	—	—	—	—	731	72,990

John Brase	—	Cash	197,500	790,000	1,580,000	—	—	—	—	—

	6/13/2025	Performance Units	—	—	—	6,419	12,837	25,674	—	1,244,034

	6/13/2025	Restricted Stock	—	—	—	—	—	—	8,558	829,356

Robert Ferguson	—	Cash	135,101	540,406	1,080,811	—	—	—	—	—

	6/13/2025	Performance Units	—	—	—	2,752	5,504	11,008	—	533,393

	6/13/2025	Restricted Stock	—	—	—	—	—	—	5,504	533,393

	3/20/2026	Performance Units	—	—	—	1,652	3,303	6,606	—	320,094

	3/20/2026	Restricted Stock	—	—	—	—	—	—	2,992	298,751

Jeannette Knudsen	—	Cash	128,031	512,123	1,024,247	—	—	—	—	—

	6/13/2025	Performance Units	—	—	—	4,051	8,102	16,204	—	785,165

	6/13/2025	Restricted Stock	—	—	—	—	—	—	5,401	523,411

Jill Penrose	—	Cash	120,077	480,308	960,616	—	—	—	—	—

	6/13/2025	Performance Units	—	—	—	3,353	6,706	13,412	—	649,878

	6/13/2025	Restricted Stock	—	—	—	—	—	—	4,471	433,285

	3/20/2026	Performance Units	—	—	—	339	677	1,354	—	65,608

	3/20/2026	Restricted Stock	—	—	—	—	—	—	613	61,208

(1)

Estimated possible payouts included in the Non-Equity Incentive Plan Awards columns relate to cash payments eligible under our short-term incentive compensation program. The amounts in column (d) reflect 25% of the target amount in column (e), while the amounts in column (f) reflect 200% of such target amounts. The amounts are based on actual earnings incurred during fiscal year 2026 for each Named Executive Officer, which is the basis for determining the actual payments to be made subsequent to fiscal year end.

(2)

The amounts shown in columns (g) through (i) represent the number of shares the Named Executive Officers are eligible to earn at the threshold, target, and maximum levels in connection with the target performance units granted in June 2025 under our long-term incentive compensation program. As described in more detail in the “Compensation Discussion and Analysis,” these performance unit awards provide the Named Executive Officers with an opportunity to earn shares of common stock, the amount of which will be determined based on the Company’s performance against pre-established performance criteria over the three-year performance period from May 1, 2025 to April 30, 2028.

Target award opportunities were expressed in dollars and converted to the target number of performance units using $114.47, the average closing share price for the final five trading days of fiscal year 2025 and the first five trading days of fiscal year 2026 and rounded up to the nearest share. The payment of dividends on unvested performance units is deferred and dividend equivalents are paid only to the extent performance units vest.

66	The J. M. Smucker Company	2026 Proxy Statement

COMPENSATION TABLES

(3)	The amounts shown in column (j) represent annual restricted stock awards granted in June 2025 and March 2026 under our long-term incentive compensation program.

(4)

The amounts shown in column (k) shows the grant date fair value of: (i) the performance units granted in June 2025 and March 2026 calculated in accordance with ASC Topic 718 based on the probable outcome of the performance conditions as of the grant date, and (ii) the restricted stock grants shown in column (j) of this table.

OUTSTANDING EQUITY AWARDS AT 2026 FISCAL YEAR END

	Option Awards					Stock Awards
	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
(a) Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#) (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2) (3)	Market Value of Shares or Units of Stock That Have Not Vested ($) (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#) (5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($) (6)

Mark Smucker	60,611	—	—	$123.68	6/13/2029	—	—	97,933	9,600,372
	84,821	—	—	$108.90	6/17/2030	28,677	2,811,206	—	—
	61,498	—	—	$135.53	6/15/2031	—	—	—	—
	47,717	—	—	$125.82	6/15/2032	—	—	—	—
	24,666	12,331	—	$153.21	6/15/2033	—	—	—	—

Tucker Marshall	7,389	—	—	$108.90	6/17/2030	—	—	26,940	2,640,928
	14,901	—	—	$135.53	6/15/2031	34,595	3,391,348	—	—
	11,093	—	—	$125.82	6/15/2032	—	—	—	—
	6,256	3,127	—	$153.21	6/15/2033	—	—	—	—

John Brase	37,129	—	—	$108.90	5/10/2026	—	—	15,420	1,511,623
	23,742	—	—	$135.53	5/10/2026	—	—	—	—
	16,559	—	—	$125.82	5/10/2026	—	—	—	—
	12,836	—	—	$153.21	5/10/2026	—	—	—	—

Robert Ferguson	3,786	—	—	$123.68	6/13/2029	—	—	17,415	1,707,192
	4,247	—	—	$108.90	6/17/2030	26,605	2,608,088	—	—

Jeannette Knudsen	11,522	—	—	$123.68	6/13/2029	—	—	21,024	2,060,983
	16,294	—	—	$108.90	6/17/2030	9,701	950,989	—	—
	13,950	—	—	$135.53	6/15/2031	—	—	—	—
	10,227	—	—	$125.82	6/15/2032	—	—	—	—
	5,328	2,663	—	$153.21	6/15/2033	—	—	—	—

Jill Penrose	8,306	—	—	$123.68	6/13/2029	—	—	17,811	1,746,012
	700	—	—	$103.20	12/30/2029	11,546	1,131,854	—	—
	4,795	—	—	$108.90	6/17/2030	—	—	—	—
	10,068	—	—	$135.53	6/15/2031	—	—	—	—
	7,994	—	—	$125.82	6/15/2032	—	—	—	—
	4,353	2,176	—	$153.21	6/15/2033	—	—	—	—

(1)	The following stock option awards vested on June 15, 2026:

Name	6/15/2026

Mark Smucker	12,331

Tucker Marshall	3,127

John Brase	—

Robert Ferguson	—

Jeannette Knudsen	2,663

Jill Penrose	2,176

The J. M. Smucker Company	2026 Proxy Statement	67

COMPENSATION TABLES

(2)	Restricted shares or units outstanding at year end have vested or will vest on the following dates:

Name	6/13/26	6/14/26	6/15/26	9/1/26	12/26/26	3/20/27	4/30/27	6/13/27	6/14/27	12/19/27	3/20/28	4/30/28	6/13/28	8/4/28	3/20/29	4/30/29	4/30/30

Smucker	25,898	—	2,779	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Marshall	2,366	2,033	704	—	—	244	5,500	2,364	2,033	—	244	5,500	2,364	—	243	5,500	5,500

Brase	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Ferguson	1,836	1,693	947	2,600	377	998	2,700	1,834	1,692	—	997	2,700	1,834	997	—	2,700	2,700

Knudsen	5,401	—	600	3,700	—	—	—	—	—	—	—	—	—	—	—	—	—

Penrose	1,491	1,336	490	3,300	—	205	—	1,490	1,336	1,898	—	—	—	—	—	—	—

(3)

Restricted shares granted under the current plan generally ratably vest in equal tranches over a three-year period and are not eligible for dividend equivalents. Beginning with the fiscal year 2025 grants, upon participants reaching the age of 60 with at least 5 years of service or the age of 55 with at least 10 years of service, all restricted stock vests on the later of the first anniversary of the grant date or the date the participant meets such age and service requirements. Mark Smucker and Jeannette Knudsen met the retirement eligibility criteria as of April 30, 2026. The restricted shares vesting on September 1, 2026 are the only outstanding shares granted to Named Executive Officers prior to the changes to our long-term incentive program, and these unvested shares receive dividend equivalents paid in cash when dividends are paid on our common stock.

(4)	The market value of restricted shares was computed using $98.03, the closing share price of our common shares on April 30, 2026, the last business day of the fiscal year.

(5)

The amounts shown in column (i) were performance units granted under our long-term incentive compensation program and will vest, subject to achievement of the applicable performance criteria, in June 2026, June 2027, and June 2028. The amounts shown in column (i) reflect the number of shares each of the Named Executive Officers will earn if the target level of performance is achieved. Dividend equivalents are paid only to the extent the performance units vest.

(6)	The market value of unearned performance units that have not vested was computed using $98.03, the closing price of our common shares on April 30, 2026, the last business day of the fiscal year.

2026 OPTION EXERCISES AND STOCK VESTED

The following table provides information regarding the number and value of stock options exercised and performance units and restricted shares vested for each of the Named Executive Officers during fiscal year 2026.

(a) Name	Option Awards		Stock Awards
	(b) Number of Shares Acquired on Exercise (#)	(c) Value Realized on Exercise ($)	(d) Number of Shares Acquired on Exercise (#)	(e) Value Realized on Vesting ($) (1)

Mark Smucker	—	—	50,851	5,131,630

Tucker Marshall	—	—	8,634	889,016

John Brase	—	—	20,854	2,221,915

Robert Ferguson	—	—	6,565	670,993

Jeannette Knudsen	—	—	11,049	1,130,397

Jill Penrose	—	—	6,077	641,294

(1)

The value realized on the vesting of performance units and restricted shares is equal to the number of shares vested, multiplied by the market price of our common stock, plus the amount of cash dividend equivalents that were paid on the vested performance units and the restricted shares granted to Named Executive Officers prior to the changes to our long-term incentive program. The market price is equal to the closing price of our common stock on the NYSE on the date of vesting.

68	The J. M. Smucker Company	2026 Proxy Statement

COMPENSATION TABLES

PENSION BENEFITS

We maintain five defined benefit plans in the U.S. that cover the Named Executive Officers. One is the Qualified Pension Plan, which provides funded, tax-qualified benefits (up to the limits on compensation and benefits under the Code) to some of our U.S.-based salaried employees as discussed in the “Qualified Pension Plan” summary below. The second is the BHPB Pension Plan, which provides funded, tax-qualified benefits to certain acquired employees as discussed in the summary below. The remaining plans are the SERP, the BHPB SERP, and the BHPB ABP, which provides unfunded, non-qualified benefits to certain executive officers. Mark Smucker, Jeannette Knudsen, and Jill Penrose participate in the Qualified Pension Plan. Robert Ferguson is the only Named Executive Officer who participates in the BHPB Pension Plan, the BHPB SERP, or the BHPB ABP. Mark Smucker is the only Named Executive Officer who participates in the SERP.

Qualified Pension Plan

The benefit provided under the Qualified Pension Plan is defined as an annuity beginning at normal retirement age, which is 65. It can be paid out in the form of an annuity or lump sum. The Qualified Pension Plan benefit expressed as an annual single life annuity at normal retirement age is 1% times final average earnings times years of service.

Early retirements under the Qualified Pension Plan are subject to the following rules:

If the participant terminates employment after completing five years of service but prior to attaining age 65, the Qualified Pension Plan benefit is calculated based on frozen accrued benefits and service at the time the Named Executive Officer leaves employment;

Terminating participants have the option of receiving a lump sum payment or an immediate annuity at the time of termination;

Early payments are reduced actuarially for benefits that commence before age 65;

If the participant has more than 10 years of service and has reached age 55 at the time of retirement, early payments are reduced by 4% per year that the benefits start before age 65; and

If the participant has more than 30 years of service at the time their employment terminates, early payments are reduced by 4% per year starting at age 62.

All accrued benefits under the Qualified Pension Plan have been frozen for all participants, including the Named Executive Officers, effective December 31, 2017.

SERP

The benefit provided under the SERP is defined as an annuity beginning at normal retirement age. It can be paid out in the form of an annuity or lump sum. The SERP benefit expressed as an annual single life annuity is equal to (A) 2.5% times final average earnings, times years of service up to 20 years, plus (B) 1.0% times final average earnings, times years of service from 20 to 25 years, minus (C) the basic benefit provided under the Qualified Pension Plan, minus (D) the Company paid portion of the contributory benefit in the Qualified Pension Plan that was frozen April 30, 1991, and minus (E) an estimate of the Social Security benefit that would be payable at the later of age 62 or actual retirement. Final average earnings are equal to average compensation (base salary, holiday bonus, and Cash Incentive Award) over the five consecutive years of employment that produces the highest average.

Early retirements under the SERP are subject to the following rules:

If the participant terminates employment before normal retirement age without completing 10 years of service, no SERP benefit is payable;

If the participant terminates employment after completing 10 years of service but before age 65, the gross SERP benefit ((A) plus (B) in the prior paragraph) is calculated based on final average earnings and service at the time the participant leaves employment (as of April 30, 2023, Mark Smucker is eligible for such early retirement benefit); and

The gross SERP benefit will be reduced by 4% per year that the benefit commences prior to age 62 and then offset by the Qualified Pension Plan benefit, frozen contributory benefit, enhanced contribution to the 401(k) Plan, and an estimate of Social Security benefit.

The J. M. Smucker Company	2026 Proxy Statement	69

COMPENSATION TABLES

On April 21, 2011, we amended the SERP to provide that to the extent payment of any benefit under the SERP is delayed beyond the latter of the participant reaching age 55 or the participant’s separation from service, such benefit will be adjusted (i) with interest, if payable as a lump sum, and (i) actuarially, if payable as an annuity, all as determined in accordance with the SERP. This change takes into account the fact that Section 409A of the Code imposes a delay on the commencement of benefits in certain cases. All accrued benefits under the SERP were frozen for current participants on July 1, 2023.

BHPB Pension Plan

The benefit provided under the BHPB Pension Plan is defined as an account balance equal to the sum of compensation credits and interest credits. Compensation credits were equal to a percentage of eligible compensation, with the applicable percentage based on years of service. Interest credits are based on the greater of the one-year T-bill rate plus 1.50%, or 4.50%.

The account balance is payable as a lump sum or can be converted to an actuarially equivalent monthly annuity. There is no reduction for early commencement.

All accrued benefits under the BHPB Pension Plan have been frozen for all participants, including Robert Ferguson, effective December 31, 2016. Following the freeze, account balances only grew with interest credits.

The Company terminated the BHPB Pension Plan effective December 31, 2023. In April 2026, the remaining obligations of the BHPB Pension Plan were transferred to a highly-rated insurance company as part of the plan termination process.

BHPB SERP and BHPB ABP

The BHPB ABP restores benefits that would have been earned under the BHPB Pension Plan but are not permitted due to federal tax limitations.

The BHPB SERP provides a benefit defined as a lump sum payable upon the later of termination or age 55. The BHPB SERP benefit expressed as a lump sum is equal to (A) final average earnings times a multiplier ranging from 1.0 to 5.0 depending on years of service, minus (B) the lump sum benefit payable under the BHPB Pension Plan, minus (C) the lump sum benefit payable under the BHPB ABP.

The BHPB SERP is vested upon attainment of age 55 with five years of service, or upon involuntary termination of employment (not for cause). The BHPB ABP is immediately vested. Both benefits are payable only as a lump sum seven months after separation from service, except not before age 55 for the BHPB SERP.

Determination of Value

The amounts shown in the “2026 Pension Benefits Table” for the Qualified Pension Plan and SERP are based on the value at age 62, which is the earliest age at which an unreduced retirement benefit is payable under both plans. For the BHBP Pension Plan and BHPB APB, the amounts are based on the value at current age, and for the BHPB SERP, the amounts are based on the value at age 55. Other key assumptions used to determine the amounts are as follows:

An interest rate of 5.60%, the Financial Accounting Standards Board Accounting Standards Codification Topic 715 (“ASC Topic 715”) discount rate as of April 30, 2026. The ASC Topic 715 discount rate as of April 30, 2026 was 5.60% and April 30, 2025 was 5.64%;

For the SERP, 50% assumed to elect a lump sum with Revenue Ruling 2001-62 mortality used for life expectancy and 50% assumed to elect an annuity with the mortality assumption based on a version of the Pri-2012 table with mortality improvements projected into the future;

For the Qualified Pension Plan, 40% assumed to elect an annuity and 60% assumed to elect a lump sum using the mortality prescribed by the Internal Revenue Service. The Qualified Pension Plan uses the same mortality assumption as described above for the SERP annuity elections to determine life expectancy; and

For the BHPB Pension Plan, BHPB SERP, and BHPB ABP, 100% assumed to elect a lump sum.

70	The J. M. Smucker Company	2026 Proxy Statement

COMPENSATION TABLES

The years of credited service for the Named Executive Officers are based only on their years of service while an employee of the Company during the time they were eligible to accrue benefits in the plans.

The “2026 Pension Benefits Table” below shows the Named Executive Officers’ number of years of credited service, present value of accumulated benefit, and payments during the last fiscal year under each of the plans.

2026 Pension Benefits

(a)	(b)	(c)	(d)	(e)
Name	Plan Name	Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)(1)

Mark Smucker	Qualified Pension Plan SERP Total	10.3 25.0	184,802 14,410,896 14,595,698	— — —

Tucker Marshall	Qualified Pension Plan SERP Total	— —	— — —	— — —

John Brase	Qualified Pension Plan SERP Total	— —	— — —	— — —

Robert Ferguson	BHPB Pension Plan BHPB SERP BHPB ABP Total	8.9 8.9 8.9	— 297,912 61,793 359,705	190,661 — — 190,661

Jeannette Knudsen	Qualified Pension Plan SERP Total	5.3 —	54,612 — 54,612	— — —

Jill Penrose	Qualified Pension Plan SERP Total	3.4 —	42,445 — 42,445	— — —

(1)

$190,661 is the value of the annuity that was purchased for Robert Ferguson as a result of the plan termination. This amount was not distributed to Robert Ferguson and is payable to him at a future date.

The J. M. Smucker Company	2026 Proxy Statement	71

COMPENSATION TABLES

2026 NONQUALIFIED DEFERRED COMPENSATION

(a)	(b)	(c)	(d)	(e)
Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings (Loss) in Last Fiscal Year ($) (1)	Aggregate Balance at Last Fiscal Year End ($)

Mark Smucker Restoration Plan (2)	146,236	170,608	223,535	1,083,262

Tucker Marshall Restoration Plan (2)	68,486	59,925	271,982	1,433,535
John Brase Restoration Plan (2)	87,268	101,813	330,622	1,913,175

Robert Ferguson Restoration Plan (2)	109,177	50,949	352,992	1,562,572

Jeannette Knudsen Restoration Plan (2) New SERP (3)	42,887 —	50,035 —	350,979 335,942	1,401,424 1,320,920

Jill Penrose Restoration Plan (2)	61,276	42,893	1,203,013	3,948,481

(1)	No portion of the amounts shown in column (d) are reported in the “Summary Compensation Table” as no earnings are considered to be above market.

(2)

The Restoration Plan is a non-qualified deferred compensation plan and, as such, is subject to the rules of Section 409A of the Code, which restrict the timing of distributions. Participants in the Restoration Plan may elect to contribute up to 50% of their eligible compensation in excess of federal tax limitations. The Company matches 7% of the first 6% of participant contributions. At the time a deferral election is made, participants elect to receive payout of the deferred amounts upon termination of employment in the form of a lump sum or annual installments ranging from two to 10 years. Jeannette Knudsen became eligible to participate in the Restoration Plan on January 1, 2018. Mark Smucker became eligible to participate in the Restoration Plan on July 1, 2023. Compensation related to any deferrals has been included as compensation in the “Summary Compensation Table.”

(3)

The New SERP is a non-qualified deferred compensation plan and, as such, is subject to the rules of Section 409A of the Code, which restrict the timing of distributions. The Company contributes 7% of eligible participants’ compensation. At the time a deferral election is made, participants elect to receive payout of the deferred amounts upon termination of employment in the form of a lump sum or monthly installments ranging from five to 20 years. No contributions will be made to the New SERP for compensation earned after December 31, 2017.

72	The J. M. Smucker Company	2026 Proxy Statement

POTENTIAL PAYMENTS TO EXECUTIVE OFFICERS UPON TERMINATION OR CHANGE IN CONTROL

Executive Severance Plan

All of our elected officers, including the Named Executive Officers, are eligible for benefits under the Executive Severance Plan (the “Severance Plan”), which provides for the payment of severance and other benefits in the event of a Qualifying Termination. In the event of a Qualifying Termination and subject to the employee’s execution of a general release of liability against the Company, the Severance Plan provides the following payments and benefits to elected officers for fiscal year 2026:

Severance in an amount equal to 18 months of the elected officer’s monthly base salary in effect immediately prior to the date of the Qualifying Termination, with the exception of the Chief Executive Officer, who will receive 24 months of his or her base monthly salary in effect immediately prior to the date of the Qualifying Termination;

Provided that the elected officer worked at least six months in the fiscal year of the Qualifying Termination, a prorated annual bonus as calculated pursuant to the terms of Section 4.01(b) of the Severance Plan;

An additional lump sum payment equivalent to approximately 18 months’ premiums on the elected officer’s or 24 months of the Chief Executive Officer’s Company-sponsored medical coverage in effect on the date of the Qualifying Termination; and

A lump sum payment of $10,000, less applicable withholdings and deductions, for outplacement assistance.

Any nonvested awards under the Company’s long-term incentive plans will be treated as provided under the plans and applicable award agreements; however, any restricted stock or restricted stock unit awards that were granted prior to May 1, 2020, and are at least two-years old as of the date of the Qualifying Termination will become fully vested.

Long-Term Disability

In the event of a qualified long-term disability, participants continue to earn Qualified Pension Plan benefit service up to the earlier of age 65 or termination of employment. Also, 60% of base salary is continued, up to $20,000 per month, until the earlier of age 65 or the end of the disability period.

Termination Payments

The Severance values in the following table represent potential payments to the Named Executive Officers based on certain possible termination events. These payments are based on the Severance Plan that covers all of our elected officers.

The Cash Incentive Award values in the following table represent potential payments to each Named Executive Officer who is eligible to receive an award under the short-term incentive compensation program based on our actual performance if he or she is actively employed on the last day of the fiscal year. Except as set forth in the Severance Plan, Named Executive Officers who are not eligible to retire must be employed by the Company on the date of payment in order to receive an award.

The Retiree Healthcare Benefit values in the following table are shown only for those Named Executive Officers who are eligible for retirement as of the end of the fiscal year. These values represent the balance as of April 30, 2026 of the employee’s Healthcare Retirement Account. The Named Executive Officer may use this balance in retirement to cover healthcare costs and premiums.

Potential Change in Control Payments

We have entered into Change in Control Severance Agreements with several of our key employees, including all of the Named Executive Officers, as a retention tool in order to provide for severance benefits in connection with a change in control. The term of the Severance Agreement is two years, with automatic one-year renewals on each one-year anniversary of the effective date. Subject to limited exceptions, the Board may terminate the Severance Agreement at its discretion.

The J. M. Smucker Company	2026 Proxy Statement	73

POTENTIAL PAYMENTS TO EXECUTIVE OFFICERS UPON TERMINATION OR CHANGE IN CONTROL

Generally, the Severance Agreement only entitles the Named Executive Officers to severance benefits upon a termination by the Company without “cause” or by the Named Executive Officer for “good reason” in connection with a “change in control” (each as defined in the Severance Agreement), within a 24-month period after a change in control event. If so terminated, a Named Executive Officer will receive severance benefits consisting of: (i) a lump-sum payment equal to two times the sum of the Named Executive Officer’s annual base salary and the target annual bonus; (ii) pro-rata target bonus for the year of termination; (iii) a lump sum amount approximately equal to the cost of COBRA coverage for 18 months; and (iv) if requested by the Named Executive Officer, outplacement services not to exceed $25,000. In order to receive severance payments, the Named Executive Officer must execute a general release of claims in favor of the Company. The Severance Agreement includes non-competition and non-solicitation of employees covenants, which apply during the Named Executive Officer’s term of employment with the Company and for a period of 18 months following the date of the Named Executive Officer’s termination of employment for any reason, whether before or after a change in control.

In the event that any payment or benefit due to a Named Executive Officer would be subject to the excise tax under Section 4999 of the Code, based on such payments being classified as “excess parachute payments” under Section 280G of the Code, then the amounts payable to such Named Executive Officer will be reduced to the maximum amount that does not trigger the excise tax, unless the Named Executive Officer would be better off (on an after-tax basis) receiving all such payments and benefits and paying all applicable income and excise tax thereon.

Termination Analysis Table

The following table and footnotes describe the estimated potential payment obligations under various termination events. The table assumes termination of employment occurs on the last day of the fiscal year. A closing stock price of $98.03, as of the last business day of the fiscal year, is assumed for all equity values. John Brase exited the Company before the end of the fiscal year and, therefore, was not entitled to termination payments as of April 30, 2026.

	Voluntary ($)(1)	Death ($)	Involuntary for Cause ($)	Involuntary w/o Cause ($)	Change in Control ($)
Mark Smucker
Severance (2)	—	—	—	2,450,000	6,113,463
Medical & Outplacement Benefits	—	—	—	58,000	61,000
Cash Incentive Award	2,143,126	2,143,126	—	1,831,731	1,831,731
Value of Restricted Shares (3)	—	2,811,206	—	272,425	2,811,206
Value of Performance Units (4)	—	5,948,232	—	5,948,232	9,600,372
Value of Options (5)	—	—	—	—	—
Retirement Benefits (6)	16,862,193	8,354,911	16,862,193	16,862,193	16,862,193
Healthcare Retirement Account (7)	49,809	49,809	49,809	49,809	49,809
TOTAL	19,055,128	19,307,284	16,912,002	27,472,390	37,329,774
Tucker Marshall
Severance (2)	—	—	—	1,117,500	2,927,693
Medical & Outplacement Benefits	—	—	—	46,000	61,000
Cash Incentive Award	—	808,330	—	690,880	690,880
Value of Restricted Shares (3)	—	3,391,348	—	69,013	3,391,348
Value of Performance Units (4)	—	1,593,870	—	1,593,870	2,640,928
Value of Options (5)	—	—	—	—	—
Retirement Benefits (6)	—	—	—	—	—
TOTAL	—	5,793,548	—	3,517,263	9,711,849

74	The J. M. Smucker Company	2026 Proxy Statement

POTENTIAL PAYMENTS TO EXECUTIVE OFFICERS UPON TERMINATION OR CHANGE IN CONTROL

	Voluntary ($)(1)	Death ($)	Involuntary for Cause ($)	Involuntary w/o Cause ($)	Change in Control ($)
Robert Ferguson
Severance (2)	—	—	—	1,050,000	2,680,000
Medical & Outplacement Benefits	—	—	—	31,000	46,000
Cash Incentive Award	—	864,649	—	540,406	540,406
Value of Restricted Shares (3)	—	2,608,088	—	129,792	2,608,088
Value of Performance Units (4)	—	965,661	—	965,661	1,707,192
Value of Options (5)	—	—	—	—	—
Retirement Benefits (6)	63,125	63,125	63,125	428,893	428,893
TOTAL	63,125	4,501,523	63,125	3,145,752	8,010,579
Jeannette Knudsen
Severance (2)	—	—	—	966,000	2,312,247
Medical & Outplacement Benefits	—	—	—	34,000	49,000
Cash Incentive Award	599,184	599,184	—	512,123	512,123
Value of Restricted Shares (3)	—	950,989	—	58,818	950,989
Value of Performance Units (4)	—	1,285,794	—	1,285,794	2,060,983
Value of Options (5)	—	—	—	—	—
Retirement Benefits (6)	56,327	25,424	56,327	56,327	56,327
Healthcare Retirement Account (7)	47,928	47,928	47,928	47,928	47,928
TOTAL	703,439	2,909,319	104,255	2,960,990	5,989,597
Jill Penrose
Severance (2)	—	—	—	967,500	2,250,616
Medical & Outplacement Benefits	—	—	—	46,000	61,000
Cash Incentive Award	—	561,960	—	480,308	480,308
Value of Restricted Shares (3)	—	1,131,854	—	48,035	1,131,854
Value of Performance Units (4)	—	1,067,024	—	1,067,024	1,746,012
Value of Options (5)	—	—	—	—	—
Retirement Benefits (6)	34,185	14,466	34,185	34,185	34,185
TOTAL	34,185	2,775,304	34,185	2,643,052	5,703,975

(1)	This amount assumes the Named Executive Officer voluntarily terminates or retires. Mark Smucker and Jeannette Knudsen were eligible for retirement as of the end of fiscal year 2026.

(2)

In the event of an involuntary termination without cause, the amount equals 18 months of the elected officer’s base monthly salary based on the provisions of the Severance Plan, with the exception of the Chief Executive Officer, who will receive 24 months of his or her base monthly salary, plus an additional lump sum payment equivalent to approximately 18 months’ premiums on the Named Executive Officer’s or 24 months of the Chief Executive Officer’s Company-sponsored medical coverage in effect on the date of the Qualifying Termination. In the event of a change in control, the amount equals two times the sum of the annual base salary and the target annual bonus.

(3)

In the event of death or permanent disability, all unvested restricted shares would immediately vest, excluding restricted shares issued to Jeannette Knudsen and Jill Penrose on September 1, 2016, which would be pro-rated based on the number of days each was actively employed during the vesting period. In the event of a change in control, all unvested restricted shares would immediately vest if we had a change in control and the participant’s employment is terminated without cause or the participant resigns for good reason. In the event of an involuntary termination without cause, the third tranche of the June 2023 awards would immediately vest. The Compensation Committee has the discretion to vest all other outstanding unvested restricted shares.

(4)

In the event of death or permanent disability, the Named Executive Officer will be eligible for pro-rated vesting at the target number of units. In the event of a change in control, all unvested performance units granted would immediately vest if we had a change in control and the participant’s employment is terminated without cause or the participant resigns for good reason. If the Named Executive Officer has worked more than a year of the performance period and is involuntarily terminated without cause, he or she will be eligible for pro-rated vesting at target (based on actual

The J. M. Smucker Company	2026 Proxy Statement	75

POTENTIAL PAYMENTS TO EXECUTIVE OFFICERS UPON TERMINATION OR CHANGE IN CONTROL

performance at the end of the three-year period), and these awards are included at target under the column “Involuntary w/o Cause.”

(5)

In the event of death or permanent disability, all unvested options would immediately vest. In the event of a change in control, all unvested options would immediately vest if we had a change in control and the participant’s employment is terminated without cause or the participant resigns for good reason. In the event of an involuntary termination without cause, unvested options that were at least two years old as of the date of an involuntary termination would vest, and these awards are included under the column “Involuntary w/o Cause.” These unvested options have no value since the exercise price of the options was higher than the closing stock price on the last business day of the fiscal year.

(6)

For all the Named Executive Officers, Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2026. Such amounts may differ from the comparable value shown in the “2026 Pension Benefits Table.” Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit, or account balance as applicable. The SERP includes a provision indicating that the participant will not receive his or her benefit if the participant’s employment with the Company is terminated due to his or her dishonest or fraudulent conduct.

(7)

Certain employees, including Named Executive Officers, who were employed as of December 31, 2016, were eligible for a Healthcare Retirement Account. Eligible employees receive an annual credit to their account on January 1 in the amount of $800. Participants must be at least age 55 with 10 years of service or age 60 with 5 years of service to be vested in the account.

76	The J. M. Smucker Company	2026 Proxy Statement

2026 CEO PAY RATIO

The SEC requires us to disclose the annual total compensation of Mark Smucker, our Chief Executive Officer, and our median employee, as well as the ratio of their respective annual total compensation to each other. The annual total compensation values are calculated in accordance with SEC rules applicable to the Summary Compensation Table. The values are as follows for fiscal year 2026, our last completed fiscal year:

Mark Smucker’s annual total compensation: $10,935,216;

Our median employee’s annual total compensation: $77,698; and

Ratio of Mark Smucker’s annual total compensation to our median employee’s annual total compensation: 141 to 1.

Pay Ratio Methodology

To prepare the pay ratio analysis, SEC rules allow us to select a methodology for identifying our median employee in a manner that is most appropriate based on our size, organizational structure, and compensation plans, policies, and procedures.

For the purposes of calculating the fiscal year 2026 pay ratio, we used the same median employee that was identified in fiscal year 2024. As permitted under SEC rules, we may identify our median employee for purposes of providing pay ratio disclosure once every three years, provided that there has been no change in the employee population or employee compensation arrangements that we reasonably believe would result in a significant change to the 2026 pay ratio disclosure. In determining our median employee, we chose April 1, 2024 as the determination day to review our global employee population. As of that date, we employed 9,079 people in four countries.

Our median employee was selected using wages received by each employee (excluding our Chief Executive Officer), as reflected in our payroll records and reported to the Internal Revenue Service on Form W-2 and the Canada Revenue Agency on Form T4 for the calendar year ended December 31, 2023. As permitted under SEC rules, we excluded four employees in Brazil and two employees in Vietnam, as they represent less than 1% of our total employee population. In determining our median employee, we did not use any of the other exemptions permitted under SEC rules, and we used the employee population as of April 1, 2024 to determine eligibility to identify the median employee. Similarly, we did not rely on any material assumptions, adjustments (e.g., cost-of-living adjustments), or estimates (e.g., statistical sampling) to identify our median employee or to determine annual total compensation or any elements of annual total compensation for our median employee or Mark Smucker.

We calculated the median employee’s annual total compensation for fiscal year 2026 as described above for purposes of determining the ratio of Mark Smucker’s annual total compensation to the employee’s annual total compensation.

The J. M. Smucker Company	2026 Proxy Statement	77

PAY VERSUS PERFORMANCE
The SEC requires us to disclose the following pay versus performance information. The table below provides information concerning the relationship between compensation actually paid to Named Executive Officers, calculated in accordance with SEC rules, and Company performance for fiscal years 2026, 2025, 2024, 2023, and 2022.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

					Value of Initial Fixed $100
Fiscal Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($) (1) (2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (1) (3)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($) (4)	Net Income (Loss) ($ Millions) (5)	Adjusted EPS ($) (6)
2026	10,935,216	5,746,789	3,388,075	1,035,439	88.48	91.55	(138.7)	9.15
2025	10,976,383	7,810,695	4,570,585	4,019,357	100.91	104.31	(1,230.8)	10.12
2024	10,367,569	3,893,704	3,161,327	1,416,797	95.89	111.19	744.0	9.94
2023	11,348,537	11,781,764	3,088,211	3,566,854	124.86	125.37	(91.3)	8.92
2022	8,511,639	8,485,002	2,883,391	2,690,945	107.64	112.54	631.7	8.88

(1)
Mark Smucker served as our principal executive officer (“PEO”) for 2022, 2023, 2024, 2025, and 2026. Our non-PEO
Named Executive Officers (“NEOs”) included Tucker Marshall, John Brase, Jeannette Knudsen, and Richard Smucker for 2022, and Tucker Marshall, John Brase, Jeannette Knudsen, and Jill Penrose for 2023, 2024, and 2025, and Tucker Marshall, John Brase, Robert Ferguson, Jeannette Knudsen, and Jill Penrose for 2026.

(2)	Compensation Actually Paid to our PEO reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:

PEO	2026	2025	2024	2023	2022
Summary Compensation Table (“SCT”) Total for PEO (Column (b))	10,935,216	10,976,383	10,367,569	11,348,537	8,511,639
Less: Stock Award Values Reported in SCT	(6,274,438)	(6,549,243)	(5,188,571)	(5,014,262)	(4,143,838)
Less: Option Award Values Reported in SCT	—	—	(1,297,115)	(1,253,526)	(1,381,245)
Plus: Fair Value of Outstanding Unvested Equity Awards Granted in the Covered Year	6,346,952	6,602,624	4,287,020	7,679,823	5,925,060
Change in Fair Value of Outstanding Unvested Equity Awards from Prior Years	(3,436,952)	(2,079,119)	(4,341,705)	575,031	(1,311,156)
Change in Fair Value of Equity Awards from Prior Years that Vested in the Covered Year	(1,246,849)	(186,038)	(141,039)	(819,058)	226,270
Less: Fair Value of Equity Awards from Prior Years that failed to vest in the Covered Year	—	—	—	—	—
Plus: Dollar Value of Dividends Paid on Equity Awards in the Covered Year	282,479	280,291	207,545	323,409	279,441
Change in Fair Value for Equity Award Modifications	—	—	—	—	—
Less: Aggregate Change in Actuarial Present Value of Pension Benefits	(859,619)	(1,234,203)	—	(1,160,679)	—
Plus: Service Cost of Pension Benefits	—	—	—	102,489	378,831
Plus: Prior Service Cost of Pension Benefits	—	—	—	—	—
Compensation Actually Paid to PEO (Column (c))	5,746,789	7,810,695	3,893,704	11,781,764	8,485,002

78	The J. M. Smucker Company	2026 Proxy Statement

PAY VERSUS PERFORMANCE

(3)	Average Compensation Actually Paid to our non-PEO NEOs reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:

Average for Non-PEO NEOs	2026	2025	2024	2023	2022

Average SCT Total for Non-PEOs (Column (d))	3,388,075	4,570,585	3,161,327	3,088,211	2,883,391

Less: Stock Award Values Reported in SCT	(1,629,475)	(3,302,319)	(1,288,159)	(1,205,149)	(1,110,969)

Less: Option Award Values Reported in SCT	—	—	(322,017)	(301,271)	(370,309)

Plus: Fair Value of Outstanding Unvested Equity Awards Granted in the Covered Year	1,226,257	3,328,374	1,064,327	1,845,789	1,498,861

Change in Fair Value of Outstanding Unvested Equity Awards from Prior Years	(871,447)	(506,378)	(1,228,516)	125,057	(255,680)

Change in Fair Value of Equity Awards from Prior Years that Vested in the Covered Year	(207,581)	(147,696)	(26,990)	(25,573)	26,629

Less: Fair Value of Equity Awards from Prior Years that failed to vest in the Covered Year	—	—	—	—	—

Less: Fair Value of Equity Awards forfeited during the Covered Year	(936,067)	—	—	—	—

Plus: Dollar Value of Dividends Paid on Equity Awards in the Covered Year	69,117	78,927	56,825	39,790	19,022

Change in Fair Value for Equity Award Modifications	—	—	—	—	—

Less: Aggregate Change in Actuarial Present Value of Pension Benefits	(3,440)	(2,136)	—	—	—

Plus: Service Cost of Pension Benefits	—	—	—	—	—

Plus: Prior Service Cost of Pension Benefits	—	—	—	—	—

Compensation Actually Paid to Non-PEO (Column (e))	1,035,439	4,019,357	1,416,797	3,566,854	2,690,945

(4)
Represents the cumulative total shareholder return of the S&P Packaged Foods & Meats, which we consider to be our peer group for purposes of the performance graph included in our Annual Report on Form
10-K.

(5)
The fiscal year 2023 net loss includes the loss on the divestiture of certain pet food brands. The fiscal year 2025 net loss includes the impairment charges related to the goodwill of the Sweet Baked Snacks reporting unit, the impairment charges related to the
Hostess
brand indefinite-lived trademark, and the loss on the divestitures of certain Sweet Baked Snacks value brands and the
Voortman
business. The fiscal year 2026 net loss includes the impairment charge related to the goodwill of the Sweet Baked Snacks reporting unit, the impairment
charge related to the
Hostess
brand indefinite-lived trademark, and the unanticipated impacts of tariffs. For further information, please see the Consolidated Financial Statements in our Annual Report on Form
10-K.

(6)	For information regarding the calculation of Adjusted Earnings per Share, please see the Compensation Discussion and Analysis section in this Proxy Statement.

The J. M. Smucker Company	2026 Proxy Statement	79

PAY VERSUS PERFORMANCE

Relationship between Pay and Performance
The graphs below show the relationship of compensation actually paid versus our (1) cumulative total shareholder return and the peer group cumulative total shareholder return, (2) net income, and (3) adjusted earnings per share.

CAP vs. Total Shareholder Return
Compensation Actually Paid ($ in thousands)
Total Shareholder Return (TSR)
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$140
$120
$100
$80
$60
$40
$20
$0
$8,485
$2,691
$112.54
$107.64
$11,782
$3,567
$124.86
$125.37
$3,894
$1,417
$111.19
$95.89
$7,811
$4,019
$104.31
$100.91
$5,747
$1,035
$91.55
$88.48
2022
2023
2024
2025
2026
PEO
Average Non-PEO
Company TSR
Peer Group TSR

CAP vs. Net Income
Compensation Actually Paid ($ in thousands)
Net Income ($ in millions)
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$1,000
$500
$0
($500)
($1,000)
($1,500)
$8,485
$2,691
631.7
$11,782
$3,567
(91.3)
$3,894
$1,417
744.0
$7,811
$4,019
($1230.8)
$5,747
$1,035
($138.7)
2022
2023
2024
2025
2026
PEO
Average Non-PEO
Net Income

80	The J. M. Smucker Company	2026 Proxy Statement

PAY VERSUS PERFORMANCE

CAP vs. Adjusted EPS
Compensation Actually Paid ($ in thousands)
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Adjusted EPS
$10.50
$10.00
$9.50
$9.00
$8.50
$8.00
$8,485
$2,691
$8.88
$11,782
$3,567
$8.92
$3,894
$1,417
$9.94
$7,811
$4,019
$10.12
$5,747
$1,035
$9.15
2022
2023
2024
2025
2026
PEO
Average Non-PEO
Adjusted EPS

Tabular List of Financial Performance Measures
The following represent the most important financial performance measures used to link compensation actually paid to Company performance. Please see the Compensation Discussion and Analysis section in this Proxy Statement for further details.

Adjusted Earnings per Share

Adjusted Operating Income

Net Sales

Free Cash Flow

The J. M. Smucker Company	2026 Proxy Statement	81

RELATED PARTY TRANSACTIONS

The Board has long recognized that transactions with Related Persons (as defined below) present a potential conflict of interest (or the perception of a conflict) and, together with our senior management, the Board has enforced the conflict of interest provisions set forth in the Code of Conduct. All employees and members of the Board sign and agree to be bound by the Code of Conduct. In addition, Do the Right Thing is one of our Basic Beliefs and is core to our culture.

Related Party Transaction Approval Policy

In order to formalize the process by which we review any transaction with a Related Person, the Board has adopted a written policy addressing our procedures with respect to the review, approval, and ratification of “related person transactions” that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Under the policy, the Chief Legal Officer initially determines if a transaction or relationship constitutes a transaction that requires compliance with the policy. The policy provides that any transaction, arrangement, or relationship, or series of similar transactions, with any director, nominee for director, executive officer, 5% beneficial owner, or any of their immediate family members, or any entity which is owned or controlled by such persons, or in which such persons have a substantial ownership interest or control of such entity (collectively, “Related Persons”) in which we have or will have a direct or indirect material interest and which exceeds $120,000 in the aggregate will be subject to review, approval, or ratification by the Audit Committee. In its review of Related Person transactions, the Audit Committee will review the material facts and circumstances of the transaction.

Transactions with Directors and Executive Officers

Richard Smucker, Chairman Emeritus for the Company, is the uncle of our Chief Executive Officer, President and Chair of the Board, Mark Smucker. For fiscal year 2026, Richard Smucker was compensated as a Chairman Emeritus, and such compensation is included in the “2026 Director Compensation Table.”

Related party transactions regarding members of the Compensation Committee are also disclosed under the “Compensation Committee Interlocks and Insider Participation” section of this Proxy Statement.

82	The J. M. Smucker Company	2026 Proxy Statement

OWNERSHIP OF COMMON SHARES

Beneficial Ownership of Company Common Shares

The following table sets forth, as of June 15, 2026 (unless otherwise noted), the beneficial ownership of our common shares by:

Each person or group known to us to be the beneficial owner of more than 5% of our outstanding common shares;

Each director, each nominee for director listed in this Proxy Statement, and each Named Executive Officer; and

All of our directors and executive officers as a group.

Unless otherwise noted, the shareholders listed in the table below have sole voting and investment powers with respect to the common shares beneficially owned by them. The address of each director, nominee for director, and executive officer is One Strawberry Lane, Orrville, Ohio 44667. As of June 15, 2026, there were 106,880,690 common shares outstanding.

Name	Number of Common Shares Beneficially Owned (1)(2)(3)(4)		Percent of Outstanding Common Shares
Vanguard Capital Management LLC	7,677,331	(5)	7.2%

State Street Corporation	6,932,086	(6)	6.6%

BlackRock, Inc.	6,247,310	(7)	5.9%

Richard Smucker	2,045,383		1.9%

Mercedes Abramo	6,034		*

Tarang Amin	11,869		*

John Brase	22,472		*

Susan Chapman-Hughes	8,855		*

Bruce Chung	278		*

Robert Ferguson	42,661		*

Jay Henderson	18,280		*

Jonathan Johnson III	6,417		*

Jeannette Knudsen	86,371		*

Tucker Marshall	86,621		*

Jill Penrose	61,919		*

Kirk Perry	22,773		*

David Singer	—		*

Mark Smucker	563,826		*

Jodi Taylor	8,855		*

Katherine Williams	12,848		*

Dawn Willoughby	16,971		*

17 Directors and executive officers as a group	2,999,961		2.8%

*	Less than 1%

(1)

In accordance with SEC rules, each beneficial owner’s holdings have been calculated assuming full exercise of outstanding stock options covering common shares, if any, exercisable by such owner within 60 days after

The J. M. Smucker Company	2026 Proxy Statement	83

OWNERSHIP OF COMMON SHARES

June 15, 2026. The common share numbers include such options as follows: Mark Smucker, 291,644; Tucker Marshall, 42,766; John Brase, 0; Robert Ferguson, 8,033; Jeannette Knudsen, 59,984; Jill Penrose, 38,392; Richard Smucker, 60,336; and all directors and executive officers as a group, 501,155.

(2)

The beneficial ownership information set forth above also includes the following number of restricted shares beneficially owned by the persons identified below: Mark Smucker, 34,497; Tucker Marshall, 38,699; John Brase, 0; Robert Ferguson, 30,779; Jeannette Knudsen, 10,497; Jill Penrose, 14,207; Katherine Williams, 12,848; and all directors and executive officers as a group, 141,527.

(3)

Richard Smucker disclaims beneficial ownership of the following common shares included in the table: 955,594 common shares held by trusts for the benefit of family members (including Timothy Smucker) of which Richard Smucker is a trustee with sole investment power or a co-trustee with shared investment power; 202,062 common shares owned by the Willard E. Smucker Foundation of which Richard Smucker is a trustee with shared investment power; and 218,132 common shares with respect to which Richard Smucker disclaims voting or investment power.

Mark Smucker disclaims beneficial ownership of the following common shares included in the table: 29,011 common shares with respect to which Mark Smucker disclaims voting or investment power. The number of common shares beneficially owned by all directors and executive officers as a group has been computed to eliminate duplication of beneficial ownership.

(4)

This number includes common shares held for the benefit of the individual named under the terms of the Amended and Restated Nonemployee Director Stock Plan (“Nonemployee Director Stock Plan”), the Nonemployee Director Deferred Compensation Plan, The J. M. Smucker Company 2006 Equity Compensation Plan (the “2006 Plan”), The J. M. Smucker Company 2010 Equity and Incentive Compensation Plan (the “2010 Plan”), and the 2020 Plan as follows: Mercedes Abramo, 6,034; Tarang Amin, 7,099; Susan Chapman-Hughes, 8,855; Bruce Chung, 278; Jay Henderson, 15,280; Jonathan Johnson III, 6,134; Kirk Perry, 22,773; David Singer, 0; Jodi Taylor, 8,855; and Dawn Willoughby, 16,971. The common shares indicated are held in trust for the directors named and are voted pursuant to their direction.

(5)

The number of shares beneficially owned is based on information set forth in the most recent Schedule 13G/A of Vanguard Capital Management LLC (“Vanguard”), 100 Vanguard Blvd., Malvern, PA 19355, filed with the SEC on April 30, 2026. Vanguard is a U.S. company organized under the laws of the Commonwealth of Pennsylvania. Vanguard’s Schedule 13G/A indicated that, as of March 31, 2026, Vanguard had sole voting power as to 931,288 common shares and sole dispositive power as to 7,677,331 common shares.

(6)

The number of shares beneficially owned is based on information set forth in the most recent Schedule 13G/A of State Street Corporation (“State Street”), State Street Financial Center, One Congress Street, Boston, MA 02114–2016, filed with the SEC on January 29, 2024. State Street is a U.S. company organized under the laws of the Commonwealth of Massachusetts. State Street’s Schedule 13G/A indicated that, as of December 31, 2023, State Street had shared voting power as to 4,768,720 common shares and shared dispositive power as to 6,924,689 common shares.

(7)

The number of shares beneficially owned is based on information set forth in the most recent Schedule 13G/A of BlackRock, Inc. (“BlackRock”), 50 Hudson Yards, New York, NY 10001, filed with the SEC on April 27, 2026. BlackRock is a U.S. company organized under the laws of the State of Delaware. BlackRock’s Schedule 13G/A indicated that, as of March 31, 2026, BlackRock had sole voting power as to 5,974,586 common shares and sole dispositive power as to 6,247,310 common shares.

Delinquent Section 16(a) Reports

Under the U.S. securities laws, our directors, executive officers, and beneficial owners of more than 10% of our common shares are required to report their initial ownership of common shares and any subsequent changes in that ownership to the SEC and the NYSE. Due dates for the reports are specified by those laws, and we are required to disclose in this Proxy Statement any failure in the past year to file by the required dates. Based solely on written representations of our directors and executive officers and on copies of the reports that they have filed with the SEC, it is our belief that all of our directors and executive officers complied with all Section 16(a) filing requirements applicable to them with respect to transactions in our equity securities during fiscal year 2026.

84	The J. M. Smucker Company	2026 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth certain information with respect to the following equity compensation plans of the Company as of April 30, 2026: the 2006 Plan, the 2010 Plan, the 2020 Plan, the Nonemployee Director Stock Plan, and the Nonemployee Director Deferred Compensation Plan. All of these equity compensation plans have been approved by our shareholders, except for the Nonemployee Director Deferred Compensation Plan, which was initially adopted by the Board on January 1, 2007, and most recently amended and restated on January 1, 2021.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a) (1)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (2)(3)(4) (c)
Equity compensation plans approved by security holders	1,150,817	$125.56	3,095,104
Equity compensation plans not approved by security holders	—	—	—
Total	1,150,817	$125.56	3,095,104

(1)

This amount includes (i) 152,013 deferred stock units and restricted stock units outstanding under the Nonemployee Director Stock Plan, the 2006 Plan, the 2010 Plan, and the 2020 Plan; (ii) 393,474 performance units outstanding under the 2010 Plan and the 2020 Plan; and (iii) 605,330 options outstanding under the 2010 Plan and the 2020 Plan. The number included for performance units reflects grant date performance units awarded. Assuming maximum payout for performance unit grants, the number of securities to be issued as set forth in column (a) would increase by 393,474. The weighted-average exercise price of outstanding options, warrants, and rights in column (b) does not take these deferred stock units, restricted stock units, or performance units into account. The number of securities remaining available for future issuance in column (c) does not take the performance units into account until such performance units vest upon achievement of the applicable performance targets.

(2)

As of April 30, 2026, there were 3,095,104 common shares remaining available for grant as awards. The weighted-average exercise price of outstanding options, warrants, and rights in column (b) does not take restricted shares, restricted stock units, or other non-option awards into account.

(3)

Upon approval of the 2020 Plan by shareholders, no further awards could be made under the Nonemployee Director Stock Plan, the 2006 Plan, and the 2010 Plan, except that the provisions relating to the deferral of director retainers and fees under the Nonemployee Director Stock Plan continued to apply to services rendered through December 31, 2006.

(4)

The Nonemployee Director Deferred Compensation Plan provides each of our non-employee Directors with an opportunity to defer receipt of any portion of the cash compensation he or she receives for his or her service as a director. There is no established pool of authorized common shares under the Nonemployee Director Deferred Compensation Plan. Any grants of deferred stock units to non-employee directors under the Nonemployee Director Deferred Compensation Plan, whether for the annual grant of deferred stock units or any deferred stock units granted for deferred cash compensation, are awarded under the 2020 Plan.

The J. M. Smucker Company	2026 Proxy Statement	85

ANNUAL REPORT

Our Annual Report for the fiscal year ended April 30, 2026 was mailed to each shareholder on or about June 26, 2026.

2026 SHAREHOLDER PROPOSALS

Any shareholder who intends to present a proposal at the Company’s 2027 Annual Meeting of Shareholders and who wishes to have the proposal included in our Proxy Statement and form of proxy for that Annual Meeting must deliver the proposal to our Corporate Secretary so that it is received no later than February 26, 2027. In addition, according to the Regulations, if a shareholder intends to present a proposal (including with respect to director nominations, other than through proxy access) at our 2027 Annual Meeting without the inclusion of that proposal or nomination in our proxy materials, the proposal or nomination must comply with the requirements set forth in the Regulations, and the shareholder must deliver such proposal or nomination to our Corporate Secretary so that it is received no later than May 14, 2027, which is 90 days before the first anniversary of the date of the preceding year’s annual meeting, and no earlier than April 14, 2027, which is 120 days before the first anniversary of the date of the preceding year’s annual meeting. Before April 14, 2027 and after May 14, 2027, the notice would be considered untimely. If, however, the date of our 2027 Annual Meeting of Shareholders is more than 30 days before or more than 60 days after the first anniversary of the date of the preceding year’s annual meeting, then the deadline for shareholders to notify us will be no earlier than the close of business on the 120th day prior to the date of such annual meeting and no later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such annual meeting is first made by us.

Our Regulations provide a proxy access right to permit any shareholder or a group of up to 20 shareholders owning at least 3% of the Company’s outstanding common shares continuously for at least three years to nominate, and include in our Proxy Statement, director nominees constituting up to the greater of (i) two directors or (ii) 20% of the Board, subject to certain limitations and provided that shareholders and nominees satisfy the requirements specified in the Regulations. Requests to include shareholder-nominated candidates for director in our Proxy Statement and form of proxy related to our 2027 Annual Meeting of Shareholders must be submitted to and received by the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667, no earlier than January 27, 2027 and no later than February 26, 2027.

In addition to satisfying the requirements under the Regulations, if a shareholder intends to comply with the universal proxy rules and to solicit proxies in support of director nominees other than the Company’s nominees, the shareholder must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such shareholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees), which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than June 13, 2027, which is 60 days prior to the first anniversary of the date of the preceding year’s annual meeting. If, however, the date of our 2027 Annual Meeting of Shareholders is changed by more than 30 days from such anniversary date, then the shareholder must provide notice by the later of 60 days prior to the date of such annual meeting and the 10th day following the day on which public announcement of the date of such annual meeting is first made by us.

OTHER MATTERS

We do not know of any matters to be brought before the Annual Meeting except as indicated in this notice. However, if any other matters properly come before the Annual Meeting for action, it is intended that the person authorized under solicited proxies may vote or act thereon in accordance with his or her own judgment.

86	The J. M. Smucker Company	2026 Proxy Statement

“HOUSEHOLDING” OF PROXY MATERIALS

In accordance with the notices we have sent to registered shareholders, we are sending only one copy of our Annual Report and Proxy Statement to shareholders who share the same last name and mailing address, unless they have notified us that they want to continue receiving multiple copies. Each shareholder will continue to receive a separate proxy card or Notice of Internet Availability of Proxy Materials. We understand that the brokerage community has mailed similar notices to holders of common shares who hold their common shares in street name. This practice, known as “householding,” is permitted by the SEC and is designed to reduce duplicate mailings and save printing and postage costs, as well as conserve natural resources.

Shareholders who currently receive multiple copies of the Annual Report and Proxy Statement at their address and would like to request “householding” of their communications should contact their broker if they are a street name shareholder or, if they are a registered shareholder, should contact Computershare Investor Services, LLC (“Computershare”) by calling 1-800-456-1169, or inform them in writing at Computershare Investor Services, P.O. Box 43078, Providence, Rhode Island 02940.

Shareholders who are “householding” their communications, but who wish to begin to receive separate copies of the Annual Report and Proxy Statement in the future, may also notify their broker or Computershare. We will promptly deliver a separate copy of the Annual Report and Proxy Statement at a shared address to which a single copy was delivered upon written or oral request to Shareholder Services, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667, 1-330-684-3838.

The J. M. Smucker Company	2026 Proxy Statement	87

ELECTRONIC DELIVERY OF COMPANY SHAREHOLDER COMMUNICATIONS

If you are a registered shareholder, we encourage you to conserve natural resources, as well as reduce printing and mailing costs, by signing up to receive your shareholder communications from us electronically. Through participation in the eTree program sponsored by Computershare, we will have a tree planted on your behalf if you elect to receive your shareholder materials and documents electronically. The tree will be planted by American Forests, a leading conservation organization, to support revegetation and reforestation efforts in the United States. You will receive your shareholder information faster and will be able to access your documents, reports, and information on-line at the Investor Center on Computershare’s website at www.computershare.com/investor. With your consent, we will stop mailing paper copies of these documents and will notify you by e-mail when the documents are available to you, where to find them, and how to quickly submit your vote on-line. Your election to receive shareholder communications electronically will be effective until you cancel it. Please note that, although there is no charge for accessing our Annual Meeting materials on-line, you may incur costs from service providers such as your Internet access provider and your telephone company.

PROXY SOLICITATION AND COSTS

We are furnishing this document to you in connection with the solicitation by the Board of the enclosed form of proxy for our Annual Meeting to be held on August 12, 2026. In addition to solicitation by mail, we may solicit proxies in person, by telephone, facsimile, or e-mail. We will bear all costs of the proxy solicitation and have engaged a professional proxy solicitation firm, D.F. King & Co., Inc., to assist us in soliciting proxies. We will pay a fee of approximately $20,000 (including expenses) for such services.

We pay for the preparation and mailing of the 2026 Proxy Statement and Notice of Annual Meeting of Shareholders, and we have also made arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of this Proxy Statement and other Annual Meeting materials to the beneficial owners of our common shares at our expense. This Proxy Statement is dated June 26, 2026 and is first being mailed to our shareholders on or about June 26, 2026.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

You received these proxy materials because you are a shareholder of the Company. The Board is providing these proxy materials to you in connection with our virtual Annual Meeting to be held on August 12, 2026. As a shareholder of the Company, you are entitled to vote on the important proposals described in this Proxy Statement. Since it is not practical for all shareholders to attend the virtual Annual Meeting and vote in person, the Board is seeking your proxy to vote on these matters.

What is a proxy?

A proxy is your legal designation of another person (“proxy”) to vote the common shares you own at the Annual Meeting. By completing and returning the proxy card(s), which identifies the individuals or trustees authorized to act as your proxy, you are giving each of those individuals authority to vote your common shares as you have instructed. By voting via proxy, each shareholder can cast his or her vote without having to attend the virtual Annual Meeting in person.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your common shares in different ways (e.g., trusts, custodial accounts, joint tenancy) or in multiple accounts. If your common shares are held by a broker or bank (i.e., in “street name”), you will receive your proxy card and other voting information from your broker, bank, trust, or other nominee. It is important that you complete, sign, date, and return each proxy card you receive, or vote using the telephone, or by using the Internet (as described in the instructions included with your proxy card(s) or in the Notice of Internet Availability of Proxy Materials).

88	The J. M. Smucker Company	2026 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why didn’t I receive paper copies of the proxy materials?

As permitted by the SEC, we are making this Proxy Statement and our Annual Report available to our shareholders electronically via the Internet. We believe this delivery method expedites your receipt of materials, while also lowering costs and reducing the environmental impact of our Annual Meeting. The Notice of Internet Availability of Proxy Materials contains instructions on how to access this Proxy Statement and our Annual Report and how to vote online.

If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one in accordance with the instructions provided in the notice. The Notice of Internet Availability of Proxy Materials has been mailed to shareholders on or about June 26, 2026 and provides instructions on how you may access and review the proxy materials on the Internet.

What is the record date and what does it mean?

The Board has established June 15, 2026 as the record date for the Annual Meeting of Shareholders to be held on August 12, 2026. Shareholders who own common shares of the Company at the close of business on the record date are entitled to notice of and to vote at the virtual Annual Meeting.

What is the difference between a “registered shareholder” and a “street name shareholder”?

These terms describe how your common shares are held. If your common shares are registered directly in your name with Computershare, our transfer agent, you are a “registered shareholder.” If your common shares are held in the name of a broker, bank, trust, or other nominee as a custodian, you are a “street name shareholder.”

How many common shares are entitled to vote at the Annual Meeting?

As of the record date, there were 106,880,690 common shares outstanding and entitled to vote at the virtual Annual Meeting.

How many votes must be present to hold the Annual Meeting?

A majority of the Company’s outstanding common shares as of the record date must be present in order for us to hold the Annual Meeting. This is called a quorum. Broker “non-votes” and abstentions are counted as present for purposes of determining whether a quorum exists. A broker “non-vote” occurs when a nominee, such as a bank or broker holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power for the particular item and has not received instructions from the beneficial owner. Proposal 2 is the only routine matter on this year’s ballot that may be voted on by brokers.

Who will count the votes?

A representative from Broadridge Financial Solutions, Inc. (“Broadridge”), or its designee, will determine if a quorum is present, tabulate the votes, and serve as our inspector of election at the Annual Meeting.

What vote is required to approve each proposal?

Under the Articles, shareholders are entitled to one vote per common share on each matter properly submitted for their vote, consent, waiver, release, or other action. The Company eliminated the time phased voting provisions in 2022, and the Company does not permit cumulative voting.

Abstentions, broker non-votes, and shares not in attendance and not voted at the Annual Meeting will not be counted as votes cast “for” or “against” a candidate and will have no effect with regard to the election of directors in Proposal 1 (See “Corporate Governance—Director Resignation Policy”). In addition, abstentions, broker non-votes (if any), and shares not in attendance and not voted at the Annual Meeting will not be counted as votes cast “for” or “against” Proposals 2 or 3 and, therefore, will have no effect on the vote for those proposals.

Proposal 1: Because this is an uncontested election, a candidate will be elected as a director only if the votes cast for the candidate exceed the votes cast against the candidate, based upon one vote for each common share owned as of the record date. A plurality voting standard would be used if this were a contested election. Under the plurality voting standard,

The J. M. Smucker Company	2026 Proxy Statement	89

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

the candidates receiving the most “for” votes would be elected. Under our director resignation policy, in an uncontested election, any nominee for director who receives a greater number of “against” votes than “for” votes is required to tender his or her resignation for consideration by the Nominating Committee. We have provided more information about our director resignation policy under the heading “Corporate Governance—Director Resignation Policy.”

Proposal 2: The affirmative vote of the holders of a majority of the votes cast on this proposal, based upon one vote for each common share owned as of the record date, is necessary to ratify the appointment of the Independent Registered Public Accounting Firm.

Proposal 3: The affirmative vote of the holders of a majority of the votes cast on this proposal, based upon one vote for each common share owned as of the record date, is necessary to approve, on an advisory basis, the Company’s executive compensation. This vote is advisory and not binding on the Company, the Board, or the Compensation Committee in any way. To the extent there is any significant vote against the executive compensation as disclosed in this Proxy Statement, the Board and the Compensation Committee will evaluate what actions, if any, may be necessary to address the concerns of our shareholders.

Where will I be able to find voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

How do I vote my common shares?

If you are a registered shareholder and you received your proxy materials by mail, you can vote your shares in one of the following manners:

By attending the virtual Annual Meeting and voting;

By completing, signing, dating, and returning the enclosed proxy card(s);

By telephone, by calling 1-800-690-6903; or

By using the Internet and accessing www.proxyvote.com.

Please refer to the specific instructions set forth on the proxy card(s) that you received.

If you are a registered shareholder and you received a Notice of Internet Availability of Proxy Materials, you can vote your shares in one of the following manners:

By attending the virtual Annual Meeting and voting;

By using the Internet and accessing www.proxyvote.com; or

By mail if you request a paper copy of the materials by calling 1-800-579-1639.

Please refer to the specific instructions set forth in the Notice of Internet Availability of Proxy Materials.

If you are a street name shareholder, your broker, bank, trustee, or other nominee will provide you with materials and instructions for voting your shares, including instructions to be able to vote electronically at the Annual Meeting.

Can I change my vote after I have mailed in my proxy card(s) or submitted my vote using the Internet or telephone?

Yes, if you are a registered shareholder and you received your proxy materials by mail, you can change your vote in any one of the following ways:

Sending a written notice to our Corporate Secretary that is received prior to the Annual Meeting stating that you revoke your proxy;

Signing, dating, and submitting a new proxy card(s) to Broadridge so that it is received prior to the Annual Meeting;

Voting by telephone or by using the Internet prior to the Annual Meeting in accordance with the instructions provided with the proxy card(s); or

Attending and voting during the virtual Annual Meeting.

90	The J. M. Smucker Company	2026 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Yes, if you are a registered shareholder and you received a Notice of Internet Availability of Proxy Materials, you can change your vote in any one of the following ways:

Sending a written notice to our Corporate Secretary that is received prior to the Annual Meeting stating that you revoke your proxy;

Voting by using the Internet prior to the Annual Meeting, in accordance with the instructions provided in the Notice of Internet Availability of Proxy Materials;

Attending and voting during the virtual Annual Meeting; or

Requesting a paper copy of the materials by calling 1-800-579-1639 and then signing and dating the proxy card(s) and submitting the proxy card(s) to Broadridge so that it is received prior to the Annual Meeting.

Your mere presence at the virtual Annual Meeting will not revoke your proxy. You must vote at the Annual Meeting in order to revoke your proxy.

If you are a street name shareholder, you must contact your broker, bank, trust, or other nominee in order to revoke your proxy.

How will my proxy be voted?

If you complete, sign, date, and return your proxy card(s) or vote by telephone or by using the Internet, your proxy will be voted in accordance with your instructions. If you sign and date your proxy card(s) but do not indicate how you want to vote, your common shares will be voted for each of the proposals as the Board recommends.

What if my common shares are held in “street name” by my broker?

You should instruct your broker how you would like to vote your shares by using the written instruction form and envelope provided by your broker. If you do not provide your broker with instructions, under the rules of the NYSE, your broker may, but is not required to, vote your common shares with respect to certain “routine” matters. However, on other matters, when the broker has not received voting instructions from its customers, the broker cannot vote the shares on the matter and a “broker non-vote” occurs. Proposal 2 is the only routine matter on this year’s ballot to be voted on by our shareholders. Proposals 1 and 3 are not considered routine matters under the NYSE rules. This means that brokers may not vote your common shares on such proposals if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted. If your shares are held in the name of a broker, bank, trust, or other nominee, you should follow the instructions provided by them to be able to vote electronically at the Annual Meeting.

What are the Board’s recommendations on how I should vote my common shares?

The Board recommends that you vote your common shares as follows:

Proposal	Proposal Summary	FOR

1	Election of the Board nominees named in this Proxy Statement with terms expiring at the 2027 Annual Meeting of Shareholders	✓

2	Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2027 fiscal year	✓

3	Advisory approval of the Company’s executive compensation	✓

How can I vote my common shares during the virtual Annual Meeting?

The Annual Meeting will be conducted virtually on the following website: www.virtualshareholdermeeting.com/SJM2026 (the “Annual Meeting Website”). If you would like to vote at the Annual Meeting, please follow the instructions that will be available on the Annual Meeting Website during the Annual Meeting. If your shares are held in the name of a broker, bank, trust, or other nominee, you should follow the instructions provided by them to be able to vote electronically at the Annual Meeting. Voting

The J. M. Smucker Company	2026 Proxy Statement	91

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

by proxy, whether by internet, telephone, or mail, will not limit your right to vote electronically at the virtual Annual Meeting. However, if you vote by proxy and participate in the meeting, there is no need to vote electronically at the virtual Annual Meeting, unless you would like to change your vote.

How can I participate in the virtual Annual Meeting?

In order to continue to provide expanded access, improved communication, and cost savings for our shareholders, the Annual Meeting will be held in a virtual meeting format, conducted via a live audio-only webcast, beginning promptly at 1:00 p.m. Eastern Time on Wednesday, August 12, 2026. We recommend you log in at least 15 minutes before the Annual Meeting to ensure ample time to complete the check-in procedures.

Shareholders of record at the close of business on Monday, June 15, 2026 are eligible to attend the virtual Annual Meeting. You will have the same rights and opportunities to participate as you would have at a physical annual meeting.

You will be able to participate in the virtual Annual Meeting, vote your shares electronically, and submit your questions during the meeting by visiting the Annual Meeting Website. To participate in the virtual Annual Meeting, you will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials). If your shares are held in the name of a broker, bank, trust, or other nominee, you should follow the instructions provided by them in order to participate in the virtual Annual Meeting.

For those unable to attend the virtual Annual Meeting, a recorded version of the webcast will be made available on our website for a period of one year after the Annual Meeting.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

If you encounter any technical difficulties accessing the Annual Meeting Website or during the virtual Annual Meeting, please call the technical support phone numbers provided on the Annual Meeting Website on the day of the virtual Annual Meeting. Technical support will be available 30 minutes prior to the start time of the virtual Annual Meeting.

How can I ask a question during the virtual Annual Meeting?

You will be able to submit written questions during the virtual Annual Meeting by following the instructions that will be available on the Annual Meeting Website. As part of the virtual Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted in accordance with the Annual Meeting’s Rules of Conduct (which will be available on the Annual Meeting Website) that are pertinent to the Company and the meeting matters, as time permits. To ensure that the virtual Annual Meeting is conducted in a manner that is fair to all shareholders, the Chair of the Board (or such other person designated by our Board) may exercise discretion in recognizing questions, the order in which questions are answered, and the amount of time devoted to questions. Any appropriate questions that we do not answer during the virtual Annual Meeting will be addressed on our Company website.

92	The J. M. Smucker Company	2026 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Who can answer my questions?

If you need additional copies of the proxy materials, you should contact:

Broadridge Financial Solutions, Inc. 51 Mercedes Way Edgewood, New York 11717 Call Toll Free: 1-800-579-1639

If you have any questions about the proxy materials or the virtual Annual Meeting, or need assistance in voting your common shares, you should contact:

D.F. King & Co., Inc. 48 Wall Street New York, New York 10005 Call Toll Free: 1-800-488-8075 Call Collect: 1-212-235-7305

If you have any questions about the proxy materials or the virtual Annual Meeting, you may also contact:

Shareholder Services The J. M. Smucker Company One Strawberry Lane Orrville, Ohio 44667 Telephone: 1-330-684-3838 Call Toll Free: 1-866-362-5369

The J. M. Smucker Company	2026 Proxy Statement	93

APPENDIX A: RECONCILIATION OF ADJUSTED OPERATING INCOME, ADJUSTED EARNINGS PER SHARE, AND FREE CASH FLOW TO THE RELATED GAAP MEASURES

	Year Ended April 30,
(Dollars and shares in millions, except per share data)	2026	2025

Operating income (loss) reconciliation:

Operating income (loss)	$360.2	$(673.9)

Amortization	210.6	219.3

Goodwill impairment charges	507.5	1,661.6

Other intangible assets impairment charges	454.2	320.9

Loss (gain) on divestitures—net	—	310.1

Change in net cumulative unallocated derivative gains and losses	58.6	(58.2)

Cost of products sold—special project costs	66.1	9.1

Other special project costs	21.1	35.8

Adjusted operating income	$1,678.3	$1,824.7

Net income (loss) reconciliation:

Net income (loss)	$(138.7)	$(1,230.8)

Income tax expense	76.3	184.0

Amortization	210.6	219.3

Goodwill impairment charges	507.5	1,661.6

Other intangible assets impairment charges	454.2	320.9

Loss (gain) on divestitures—net	—	310.1

Change in net cumulative unallocated derivative gains and losses	58.6	(58.2)

Cost of products sold—special project costs	66.1	9.1

Other special project costs	21.1	35.8

Other expense—special project costs	1.3	—

Other infrequently occurring items:

Other debt charges (gains)—net (A)	—	(30.2)

Pension plan termination settlement charges (B)	34.0	—

Adjusted income before income taxes	$1,291.0	$1,421.6

Income taxes, as adjusted	313.2	342.8

Adjusted income	$977.8	$1,078.8

Weighted-average shares outstanding—assuming dilution (C)	106.9	106.6

Adjusted earnings per share—assuming dilution (C)	$9.15	$10.12

Free cash flow reconciliation:

Net cash provided by (used for) operating activities	$1,473.6	$1,210.4

Additions to property, plant, and equipment	(317.4)	(393.8)

Free cash flow	$1,156.2	$816.6

(A)

Net other debt charges (gains) includes a net gain on extinguishment of debt as a result of the tender offers completed during fiscal year 2025. For more information, see Note 8: Debt and Financing Arrangements in our 2026 Annual Report on Form 10-K.

(B)

Pension plan termination settlement charges represents the pre-tax settlement charge recognized during fiscal year 2026 related to the termination of one of our U.S. qualified defined benefit plans. For more information, see Note 9: Pensions and Other Postretirement Benefits in our 2026 Annual Report on Form 10-K.

(C)

Adjusted earnings per common share – assuming dilution for fiscal year 2026 and fiscal year 2025 was computed using the treasury stock method. Further, in fiscal year 2026 and fiscal year 2025, the weighted-average shares outstanding – assuming dilution differed from our GAAP weighted-average common shares outstanding – assuming dilution as a result of the anti-dilutive effect of our stock-based awards, which were excluded from the computation of net loss per share – assuming dilution. For additional information, see Note 1: Accounting Policies and Note 6: Earnings Per Share in our 2026 Annual Report on Form 10-K.

The J. M. Smucker Company	2026 Proxy Statement	A-1

THE J.M. SMUCKER Co One Strawberry Lane Orrville, Ohio 44667 (330) 682-3000 jmsmucker.com

SCAN TO
VIEW MATERIALS & VOTE w
ATTN: JEANNETTE KNUDSEN
ONE STRAWBERRY LANE VOTE BY INTERNET
ORRVILLE, OH 44667-0280 Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 11, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting—Go to www.virtualshareholdermeeting.com/SJM2026
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 11, 2026. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
T00773-P54514-Z93194 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY
THE J.M. SMUCKER COMPANY
The Board of Directors recommends you vote “FOR” the following proposals:
1. Election of Directors whose term of office will expire in 2027.
Nominees: For Against Abstain
1a. Mercedes Abramo ! ! ! For Against Abstain
2. Ratification of appointment of Ernst & Young LLP as the
1b. Tarang Amin ! ! ! Company’s Independent Registered Public Accounting ! ! ! Firm for the 2027 fiscal year.
1c. Susan Chapman-Hughes ! ! ! 3. Advisory approval of the Company’s executive ! ! ! compensation.
1d. Woo-Sung (Bruce) Chung ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. 1e. Jay Henderson ! ! !
1f. Jonathan Johnson III ! ! ! 1g. Kirk Perry ! ! ! 1h. David Singer ! ! ! 1i. Mark Smucker ! ! ! 1j. Jodi Taylor ! ! ! 1k. Dawn Willoughby ! ! !
Please sign your name EXACTLY as it appears on this proxy. Joint owners should each sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The J.M. Smucker Company 2026 Proxy Statement and Notice of Annual Meeting of Shareholders and 2026 Annual Report are available at www.proxyvote.com.
T00774-P54514-Z93194
Proxy — THE J.M. SMUCKER COMPANY
THE J.M. SMUCKER COMPANY
www.virtualshareholdermeeting.com/SJM2026
Solicited by the Board of Directors for the Annual Meeting of Shareholders to be Held on August 12, 2026
The authorized party as herein noted (the “Authorized Party”) hereby appoints Mark T. Smucker and Jeannette L. Knudsen, or either of them, proxies with full power of substitution to vote, as designated on the reverse side, all common shares that the Authorized Party is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of The J.M. Smucker Company to be held on August 12, 2026 or at any adjournment or postponement thereof.
When properly executed, this proxy will be voted in the manner directed. If properly executed, but if no direction is given, this proxy will be voted in accordance with the Board of Directors’ recommendations.
Please mark, date, sign, and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

SCAN TO
VIEW MATERIALS & VOTE w
ATTN: JEANNETTE KNUDSEN
ONE STRAWBERRY LANE VOTE BY INTERNET
ORRVILLE, OH 44667-0280 Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 9, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting—Go to www.virtualshareholdermeeting.com/SJM2026
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 9, 2026. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
T00775-Z93194 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY
THE J.M. SMUCKER COMPANY
The Board of Directors recommends you vote “FOR” the following proposals:
1. Election of Directors whose term of office will expire in 2027.
Nominees: For Against Abstain
1a. Mercedes Abramo ! ! ! For Against Abstain
2. Ratification of appointment of Ernst & Young LLP as the
1b. Tarang Amin ! ! ! Company’s Independent Registered Public Accounting ! ! ! Firm for the 2027 fiscal year.
1c. Susan Chapman-Hughes ! ! ! 3. Advisory approval of the Company’s executive ! ! ! compensation.
1d. Woo-Sung (Bruce) Chung ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. 1e. Jay Henderson ! ! !
1f. Jonathan Johnson III ! ! ! 1g. Kirk Perry ! ! ! 1h. David Singer ! ! ! 1i. Mark Smucker ! ! !
1j. Jodi Taylor ! ! ! Instructions regarding Non-Directed Shares: Yes No
I wish to direct the Trustee to vote the Non-Directed Shares
1k. Dawn Willoughby ! ! ! in the same way as my Allocated Shares. ! ! Please sign your name EXACTLY as it appears on this proxy. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The J.M. Smucker Company 2026 Proxy Statement and Notice of Annual Meeting of Shareholders, 2026 Annual Report, and Plan Letter are available at www.proxyvote.com.
T00776-Z93194
Proxy — THE J.M. SMUCKER COMPANY
THE J.M. SMUCKER COMPANY
www.virtualshareholdermeeting.com/SJM2026
Solicited by the Board of Directors for the Annual Meeting of Shareholders to be Held on August 12, 2026
VOTING INSTRUCTIONS TO:
Fidelity Management Trust Company, Trustee (the “Trustee”) under The J.M. Smucker Company Employee Savings Plan (referred to hereinafter as the “Plan”)
I, the authorized party as herein noted, as a participant in or a beneficiary of the above-referenced Plan, hereby instruct the Trustee to vote (in person or by proxy), in accordance with my confidential instructions on the reverse side of this card and the provisions of the Plan, all common shares of The J.M. Smucker Company (the “Company”) allocated to my account under the Plan (“Allocated Shares”) as of the record date for the Annual Meeting of Shareholders of the Company to be held on August 12, 2026 (or at any adjournment or postponement thereof), and in the Trustee’s discretion to vote upon such other business as may properly come before the Annual Meeting of Shareholders.
In addition to voting the Allocated Shares, you may also use this card to vote non-directed shares held in the Plan (“Non-Directed Shares”), as determined in accordance with the terms of the Plan. For more information concerning voting Non-Directed Shares, please refer to the reverse side of this card and the enclosed instructions.
The Trustee will vote any shares allocated to the account for which timely instructions are received from you by 11:59 p.m. Eastern Time on August 9, 2026, in accordance with the Plan.
When properly executed, this proxy will be voted in the manner directed. If properly executed, but if no direction is given, this proxy will be voted in accordance with the Board of Directors’ recommendations and for Allocated Shares only.
Please mark, date, sign, and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

SCAN TO
VIEW MATERIALS & VOTE w
ATTN: JEANNETTE KNUDSEN
ONE STRAWBERRY LANE VOTE BY INTERNET
ORRVILLE, OH 44667-0280 Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 9, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting—Go to www.virtualshareholdermeeting.com/SJM2026
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 9, 2026. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
T00777-Z93194 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY
THE J.M. SMUCKER COMPANY
The Board of Directors recommends you vote “FOR” the following proposals:
1. Election of Directors whose term of office will expire in 2027.
Nominees: For Against Abstain
1a. Mercedes Abramo ! ! ! For Against Abstain
2. Ratification of appointment of Ernst & Young LLP as the
1b. Tarang Amin ! ! ! Company’s Independent Registered Public Accounting ! ! ! Firm for the 2027 fiscal year.
1c. Susan Chapman-Hughes ! ! ! 3. Advisory approval of the Company’s executive ! ! ! compensation.
1d. Woo-Sung (Bruce) Chung ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. 1e. Jay Henderson ! ! !
1f. Jonathan Johnson III ! ! ! 1g. Kirk Perry ! ! ! 1h. David Singer ! ! ! 1i. Mark Smucker ! ! ! 1j. Jodi Taylor ! ! ! 1k. Dawn Willoughby ! ! !
Please sign your name EXACTLY as it appears on this proxy. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The J.M. Smucker Company 2026 Proxy Statement and Notice of Annual Meeting of Shareholders and 2026 Annual Report are available at www.proxyvote.com.
T00778-Z93194
Proxy — THE J.M. SMUCKER COMPANY
THE J.M. SMUCKER COMPANY
www.virtualshareholdermeeting.com/SJM2026
Solicited by the Board of Directors for the Annual Meeting of Shareholders to be Held on August 12, 2026
VOTING INSTRUCTIONS TO:
Fidelity Management Trust Company, Trustee (the “Trustee”) under
The J.M. Smucker Company Non-Employee Director Deferred Compensation Plan (the “Plan”)
I, the authorized party as herein noted, as a participant in or a beneficiary of the Plan, hereby instruct the Trustee to vote (in person or by proxy), in accordance with my confidential instructions on the reverse side of this card and the provisions of the Plan, all common shares of The J.M. Smucker Company (the “Company”) allocated to my account under the Plan as of the record date for the Annual Meeting of Shareholders of the Company to be held on August 12, 2026 (or at any adjournment or postponement thereof), and in the Trustee’s discretion to vote upon such other business as may properly come before the Annual Meeting of Shareholders.
The Trustee will vote any shares allocated to the account for which timely instructions are received from you by 11:59 p.m. Eastern Time on August 9, 2026, in accordance with the Plan.
When properly executed, this proxy will be voted in the manner directed. If properly executed, but if no direction is given, this proxy will be voted in accordance with the Board of Directors’ recommendations.
Please mark, date, sign, and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

LETTER TO PARTICIPANTS OR BENEFICIARIES IN THE J. M. SMUCKER COMPANY EMPLOYEE SAVINGS PLAN

Enclosed are materials relating to the Annual Meeting of Shareholders of The J. M. Smucker Company (the “Company”), which will be held on August 12, 2026 (the “Annual Meeting”). You are receiving these materials because you were a participant or beneficiary in the benefit plan listed above as of the June 15, 2026 record date. As a participant or beneficiary in such plan, you are also a beneficial owner of common shares of the Company that are held in the plan. As a beneficial owner, you are entitled to direct the trustee under the plan on how to vote those shares with respect to issues being submitted to the shareholders at the Company’s Annual Meeting. The trustee of the plan is Fidelity Management Trust Company.

The purpose of this letter is to give you information on how to provide voting direction to the trustee on shares allocated to your account under the plan. This letter also discusses a right that you have under the plan to provide direction to the trustee on how to vote certain other shares that are allocated to other participants and beneficiaries but are not voted. In addition, this letter outlines what it means if you exercise your right with respect to those other shares. Before deciding on how to instruct the trustee, you should carefully read this letter and the enclosed materials.

HOW DO I PROVIDE DIRECTION TO THE TRUSTEE?

As a participant or beneficiary in the above referenced plan, you may direct the trustee how to vote all shares allocated to your account. You may also direct the trustee how to vote shares allocated to the accounts of other participants and beneficiaries who do not themselves provide direction to the trustee on how to vote those shares (these are “Non-Directed Shares”).

The trustee will vote shares under the plan based upon the direction of participants and beneficiaries in the plan who timely return voting instruction cards like the one that is enclosed. If you do not direct the trustee how to vote the shares which are allocated to your account, those shares will be voted by the trustee in accordance with the direction of other participants and beneficiaries.

To direct the trustee how to vote shares allocated to your account under the plan, simply mark your choices on the enclosed voting instruction card. In addition, you may, by marking the appropriate box on the voting instruction card, direct the trustee to vote the Non-Directed Shares in the same way as you direct the trustee to vote your allocated shares.

If you elect to direct the trustee how to vote your allocated shares and/or the Non-Directed Shares, you must follow the voting instructions summarized on the voting instruction card. In order for the trustee to be able to vote the shares at the Company’s Annual Meeting, the trustee must receive your voting instructions by the deadline indicated on the voting instruction card.

Your decision whether or not to direct the trustee to vote shares in the plan will be treated confidentially by the trustee and will not be disclosed to the Company or any of its employees, officers, or directors.

FIDUCIARY STATUS

Each plan participant or beneficiary is a “named fiduciary” (as defined in Section 402(a)(2) of the Employee Retirement Income Security Act of 1974, as amended) with respect to a decision to direct the trustee how to vote the shares allocated to his or her account. Individuals considered to be named fiduciaries are required to act prudently, solely in the interest of the participants and beneficiaries of the plan, and for the exclusive purpose of providing benefits to participants and beneficiaries of the plan. A named fiduciary may be subject to liability for his or her actions as a fiduciary. By marking, signing, dating, and returning the enclosed voting instruction card, or by submitting your vote online or by phone, you are accepting your designation under the plan as a named fiduciary. You should, therefore, exercise your voting rights prudently. You should mark, sign, date, and return the voting instruction card, or submit your vote online or by phone, only if you are willing to act as a named fiduciary.

If you direct the trustee how to vote the Non-Directed Shares, you will be a named fiduciary with respect to that decision also. You are similarly required to act prudently, solely in the interest of the participants and beneficiaries of the plan, and for the exclusive purpose of providing benefits to participants and beneficiaries of the plan in giving direction on the Non-Directed Shares, if you choose to do so.

All questions and requests for assistance should be directed to the Company’s Shareholder Services department at (330) 684-3838.